[Trophy Graphic]

                                   PROSPECTUS
May 1, 1999

                            AMERICAN GENERAL ANNUITY
                               INSURANCE COMPANY

                            A.G. SEPARATE ACCOUNT A

            BONUS

            ELITE +
            VARIABLE ANNUITY

                      (This page intentionally left blank)

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
UNITS OF INTEREST UNDER FLEXIBLE PREMIUM INDIVIDUAL FIXED AND
VARIABLE DEFERRED ANNUITY CONTRACTS
ELITEPLUS BONUS
A.G. SEPARATE ACCOUNT A
[FORMERLY KNOWN AS AGA SEPARATE ACCOUNT A]
                                                                     May 1, 1999

PROSPECTUS


American General Annuity Insurance Company offers the ElitePlus Bonus Contract that consists of flexible premium fixed and variable deferred annuity contracts (the "Contracts") to provide for the accumulation of Contract Value on a fixed or variable basis and payment of annuity payments on a fixed and variable basis. The Contracts are designed for use by individuals in retirement plans on a Qualified or Non-Qualified basis.


The Contract permits you to invest in and receive retirement benefits in up to 2 Fixed Account Options and/or an array of up to 15 Variable Account Options described in this prospectus.

--------------------------------------------------------------------------------

The Company is a member of the Insurance Marketplace Standards Association
(IMSA). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. The Company's membership in IMSA applies to the Company only and not to its products or affiliates.

This prospectus provides you with information you should know before investing in the Contract. This prospectus is accompanied by the current prospectuses for the mutual fund options described in this prospectus. Please read and retain each of these prospectuses for future reference.

A Statement of Additional Information, dated May 1, 1999, has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov). This Statement of Additional Information contains additional information about the Contract and is part of this prospectus. For a free copy, complete and return the form contained in the back of this prospectus or call 1-800-424-4990.

THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                     PAGE
                                                     ----
ABOUT THE PROSPECTUS...............................     1

FEE TABLE..........................................     2

SUMMARY............................................     7
    Fixed and Variable Options.....................     7
    Death Benefit Options..........................     8
    Transfers......................................     8
    Fees and Charges...............................     8
    Payout Options.................................     8
    Federal Tax Information........................     8
    Purchase Requirements..........................     9

SELECTED PURCHASE UNIT DATA........................    10

GENERAL INFORMATION................................    12
    About the Contract.............................    12
    About the Company..............................    12
    About A.G. Separate Account A..................    12
    Units of Interest..............................    13
    Distribution of the Contracts..................    13

VARIABLE ACCOUNT OPTIONS...........................    14
    Summary of Funds...............................    14

PURCHASE PERIOD....................................    23
    Purchase Payments..............................    23
    Right to Return................................    23
    1% Bonus.......................................    23
    Purchase Units.................................    24
    Calculation of Purchase Unit Value.............    24
    Choosing Investment Options....................    24
         Fixed Account Options.....................    24
         Variable Account Options..................    24
    Stopping Purchase Payments.....................    25

TRANSFERS BETWEEN INVESTMENT OPTIONS...............    26
    During the Purchase Period.....................    26
    During the Payout Period.......................    26
    Communicating Transfer or Reallocation
      Instructions.................................    26
    Sweep Account Program..........................    27
    Effective Date of Transfer.....................    27
    Reservation of Rights..........................    27
    Dollar Cost Averaging Program..................    27
    Portfolio Rebalancing Program..................    28

FEES AND CHARGES...................................    29
    Account Maintenance Fee........................    29
    Surrender Charge...............................    29
         Amount of Surrender Charge................    29
         10% Free Withdrawal.......................    29
         Exceptions to Surrender Charge............    29
    Premium Tax Charge.............................    29
    Separate Account Charges.......................    29
    Optional Death Benefit Charges.................    30
    Fund Annual Expense Charges....................    30
    Other Tax Charges..............................    30

PAYOUT PERIOD......................................    31
    Fixed Payout...................................    31
    Variable Payout................................    31
    Combination Fixed and Variable Payout..........    31
    Payout Date....................................    31
    Payout Options.................................    31
    Payout Information.............................    32


                                                     PAGE
                                                     ----

SURRENDER OF ACCOUNT VALUE.........................    33
    When Surrenders are Allowed....................    33
    Amount That May Be Surrendered.................    33
    Surrender Restrictions.........................    33
    Partial Surrender..............................    33
    Systematic Withdrawal Program..................    33
    Distributions Required By Federal Tax Law......    34

EXCHANGE PRIVILEGE.................................    35
    Restrictions on Exchange Privilege.............    35
    Charges and Taxes..............................    35

DEATH BENEFITS.....................................    36
    Beneficiary Information........................    36
    Special Information for Non-Tax Qualified
      Contracts....................................    36
    Joint Owner Spousal Election Information.......    36
    During the Purchase Period.....................    36
      Standard Death Benefit.......................    36
      Optional Enhanced Death Benefit..............    37
      Optional Annual Step-Up Death Benefit........    37
    During the Payout Period.......................    37

HOW TO REVIEW INVESTMENT PERFORMANCE OF SEPARATE
  ACCOUNT DIVISIONS................................    38
    Types of Investment Performance Information
      Advertised...................................    38
    Total Return Performance Information...........    38
    Standard Average Annual Total Return...........    38
    Nonstandard Average Annual Total Return........    38
    Cumulative Total Return........................    38
    Annual Change in Purchase Unit Value...........    38
    Cumulative Change in Purchase Unit Value.......    38
    Total Return Based on Different Investment
      Amounts......................................    39
    An Assumed Account Value of $10,000............    39
    Yield Performance Information..................    39
    Divisions Other Than Money Market Fund
      Divisions....................................    39

PERFORMANCE INFORMATION............................    39
    Average Annual Total Return, Cumulative Return
      and Annual and Cumulative Change in Purchase
      Unit Value Tables............................    39

OTHER CONTRACT FEATURES............................    44
    Change of Beneficiary..........................    44
    Cancellation -- The 10 Day "Free Look".........    44
    We Reserve Certain Rights......................    44

VOTING RIGHTS......................................    45
    Who May Give Voting Instructions...............    45
    Determination of Fund Shares Attributable to
      Your Account.................................    45
         During Purchase Period....................    45
         During Payout Period or after a Death
           Benefit Has Been Paid...................    45
    How Fund Shares Are Voted......................    45

FEDERAL TAX MATTERS................................    46
    Type of Plans..................................    46
    Tax Consequences in General....................    46
    Effect of Tax-Deferred Accumulations...........    47
    The Power of Tax-Deferred Growth...............    47

YEAR 2000..........................................    49
    Year 2000 Risks................................    49

ABOUT THE PROSPECTUS
--------------------------------------------------------------------------------

Unless otherwise specified in this prospectus, the words we, our, Company and AGAIC mean American General Annuity Insurance Company. The words you and your, unless otherwise specified in this prospectus, mean the contract owner, annuitant or beneficiary.

We will use a number of other specific terms in this prospectus. We will, when that term is used in the prospectus, provide you with a definition of that term. The terms used in this prospectus for which we will provide you a definition are:


DEFINED TERMS                   PAGE NO.
-------------                   --------
Account Value..............        26
A.G. Separate Account A....        45
Annuitant..................        36
Assumed Investment Rate....        31
Beneficiary................        36
Bonus......................       9, 23
Contract Anniversary.......  8, 26, 29, 36
Contract Owner.............        45
Contract Year..............        29
Divisions..................        38
Fixed Account Options......        36
Annuity Service Center.....        26
Mutual Fund or Fund........        12
Payout Period..............        26
Payout Unit................        31
Purchase Payments..........      23, 38
Purchase Period............        26
Purchase Unit..............        24
Variable Account Options...      14, 36


This prospectus is being given to you to help you make decisions for selecting various investment options and benefits to plan and save for your retirement. It is intended to provide you with information about the Company, the Contract, and saving for your retirement.

The purpose of Variable Account Options and Variable Payout Options is to provide you investment returns which are greater than the effects of inflation. We cannot, however, guarantee that this purpose will be achieved.

This prospectus describes a contract in which units of interest in the A.G. Separate Account A are offered. The Contract will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. This prospectus describes only the variable aspects of the Contract except where the Fixed Account Options are specifically mentioned.

For specific information about the Variable Account Options, you should refer to the mutual fund prospectuses you have been given with this document. You should keep these prospectuses to help answer any questions you may have in the future.

Following this introduction is a summary of the major features and options of the Contract. It is intended to provide you with a brief overview of those sections discussed in more detail in this prospectus.

FEE TABLE
--------------------------------------------------------------------------------
CONTRACT OWNER EXPENSES(1)(2)

  Maximum Surrender Charge
  (as a percentage of the Purchase Payment withdrawn and
  based on the length of time from when each Purchase
  Payment was received):....................................      5.00%

ACCOUNT MAINTENANCE FEE(3)..................................      $ 30

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of Average Account Value):

Mortality and Expense Risk Fee..............................      1.25%
Administration Fee..........................................       .15%
                                                                  ----
  Total Separate Account Fee................................      1.40%

OPTIONAL SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of Average Account Value):

  Enhanced Death Benefit Charge(4)..........................       .05%
  Annual Step-Up Death Benefit Charge(4)....................       .10%

---------------

(1) Premium taxes are not shown here, but may be charged by some states. See:
    "Premium Tax Charge" in this prospectus.

(2) Currently, no transfer fee is imposed on transfers. The Company reserves the right to impose such a fee in the future which will not exceed the lesser of $25 or 2% of the amount transferred. See the "Transfers Between Investment Options" section of this prospectus.

(3) During the Purchase Period, if the Account Value on a Contract Anniversary is at least $40,000, then no Account Maintenance Fee will be deducted for that Contract Year. See the "Fees and Charges" section in this Prospectus.

(4) The Contract offers you the choice of three death benefit options. There will be a charge for choosing the Optional Enhanced Death Benefit or the Optional Annual Step-Up Death Benefit. There is no charge for the Standard Death Benefit. See the "Death Benefit" section and the "Fees and Charges"
    section in this prospectus.

--------------------------------------------------------------------------------

FUND ANNUAL EXPENSES
(as a percentage of net assets):

                                                                                                      TOTAL
                                                                                                     ANNUAL
                                                                                    OTHER           PORTFOLIO
                                                         MANAGEMENT              EXPENSES(2)        EXPENSES
                                                         FEES (AFTER   12b-1       (AFTER            (AFTER
                         FUND                            FEE WAIVER)   FEES    EXPENSE WAIVER)   EXPENSE WAIVER)
                         ----                            -----------   -----   ---------------   ---------------
AIM V.I. Capital Appreciation Fund(5)(6)                    0.62%        --         0.05%             0.67%
AIM V.I. Diversified Income Fund(5)(6)                      0.60         --         0.17              0.77
American General U.S. Government Securities
  Portfolio(3)(7)                                           0.41         --         0.12              0.53
Credit Suisse Growth and Income Portfolio(3)                0.69         --         0.12              0.81
Credit Suisse International Equity Portfolio(3)             0.82         --         0.12              0.94
EliteValue Portfolio(3)                                     0.59         --         0.12              0.71
Oppenheimer Capital Appreciation Fund/VA(6)(7)              0.72         --         0.03              0.75
Oppenheimer Main Street Growth & Income Fund/VA(6)(7)       0.74         --         0.05              0.79
Oppenheimer High Income Fund/VA(6)(7)                       0.74         --         0.04              0.78
Oppenheimer Small Cap Growth Fund/VA(4)(6)(7)               0.75         --         0.12              0.87
State Street Global Advisors Growth Equity Portfolio(3)     0.54         --         0.12              0.66
State Street Global Advisors Money Market Portfolio(3)      0.37         --         0.12              0.49
Templeton Developing Markets Fund -- Class 2(6)(7)          1.25       0.25%        0.41              1.91
Templeton International Fund -- Class 2(6)(7)               0.69       0.25         0.17              1.11
Van Kampen Emerging Growth Portfolio(3)                     0.68         --         0.12              0.80

------------

 (1) Premium taxes are not shown here, but may be charged by some states. See:
     "Premium Tax Charge" in this prospectus.

 (2) OTHER EXPENSES includes custody, accounting, reports to shareholders, audit, legal, administrative and other miscellaneous expenses. See each Fund's prospectus for a detailed explanation of these fees.

 (3) In the absence of management fee waiver, other expense waiver and total annual portfolio operating expense waiver, management fees, other expenses and total annual portfolio operating expenses, respectively, would be:
     American General U.S. Government Securities Portfolio, .475%, 1.96% and 2.46%: Credit Suisse Growth and Income Portfolio, .75%, 1.26% and 2.01%; Credit Suisse International Equity Portfolio, .90%, 2.88% and 3.78%; EliteValue Portfolio, .65%, .76% and 1.41%; State Street Global Advisors Growth Equity Portfolio, .61%, 1.35% and 1.96%; State Street Global Advisors Money Market Portfolio, .45%, 1.99% and 2.44%; and Van Kampen Emerging Growth Portfolio, .75%, 1.89% and 2.64%.

 (4) New Fund; Expense ratio estimated.

 (5) A I M Advisors, Inc. ("AIM") may from time to time voluntarily waive or reduce its respective fees. Effective May 1, 1998, the Funds reimburse AIM in an amount up to 0.25% of the average net asset value of each Fund, for expenses incurred in providing, or assuring that participating insurance companies provide, certain administrative services. Currently, the fee only applies to the average net asset value of each Fund in excess of the net asset value of each Fund as calculated on April 30, 1998.

 (6) The Company has entered into certain arrangements under which it is compensated by the Fund's advisers or administrators for administrative services the Company provides to the Funds.

 (7) The American General U.S. Government Securities Portfolio was formerly known as the Salomon Brothers U.S. Government Securities Portfolio. The Oppenheimer Capital Appreciation Fund/VA was formerly known as the Oppenheimer Growth Fund. The Oppenheimer Main Street Growth & Income Fund/VA was formerly known as the Oppenheimer Growth & Income Fund. The Oppenheimer High Income Fund/VA was formerly known as the Oppenheimer High Income Fund. The Oppenheimer Small Cap Growth Fund/VA was formerly known as the Oppenheimer Small Cap Growth Fund.

EXAMPLE #1 -- If you do not surrender the Contract and you do not have an optional death benefit at the end of the period shown or you receive Payout Payments under a Payout Option(1)(2):
--------------------------------------------------------------------------------

Total Expenses. You would pay the following expenses on a $1,000 investment under the Contract without a surrender charge or optional death benefit charge imposed, invested in a single Separate Account Division as listed below, assuming a 5% annual return on assets:

                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
AIM V.I. Capital Appreciation Fund Division 8                 $23      $ 70      $120       $257
AIM V.I. Diversified Income Fund Division 9                   $24      $ 73      $125       $267
American General U.S. Government Securities Portfolio
  Division 4                                                  $21      $ 66      $113       $243
Credit Suisse Growth and Income Portfolio Division 1          $24      $ 75      $127       $272
Credit Suisse International Equity Portfolio Division 2       $26      $ 79      $134       $285
EliteValue Portfolio Division 3                               $17      $ 54      $ 92       $199
The Oppenheimer Capital Appreciation Fund/VA Division 10      $24      $ 73      $124       $265
The Oppenheimer Main Street Growth & Income Fund/VA Division
  11                                                          $24      $ 74      $126       $270
The Oppenheimer High Income Fund/VA Division 12               $24      $ 74      $126       $268
The Oppenheimer Small Cap Growth Fund/VA Division 13          $25      $ 76      $131       $278
State Street Global Advisors Growth Equity Portfolio
  Division 5                                                  $23      $ 70      $120       $256
State Street Global Advisors Money Market Portfolio Division
  6                                                           $21      $ 65      $111       $239
Templeton Developing Markets Fund Division 14                 $35      $107      $181       $376
Templeton International Fund Division 15                      $27      $ 84      $142       $301
Van Kampen Emerging Growth Portfolio Division 7               $24      $ 74      $127       $271

EXAMPLE #2 -- If you surrender the Contract and you do not have an optional death benefit at the end of the period shown(2):
--------------------------------------------------------------------------------

Total Expenses. You would pay the following expenses on a $1,000 investment under the Contract without an optional death benefit charge imposed, invested in a single Separate Account Division as listed below, assuming a 5% annual return on assets:

                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
AIM V.I. Capital Appreciation Fund Division 8                 $73      $119      $150       $257
AIM V.I. Diversified Income Fund Division 9                   $74      $122      $155       $267
American General U.S. Government Securities Portfolio
  Division 4                                                  $71      $115      $143       $243
Credit Suisse Growth and Income Portfolio Division 1          $74      $123      $157       $272
Credit Suisse International Equity Portfolio Division 2       $76      $127      $164       $285
EliteValue Portfolio Division 3                               $67      $103      $122       $199
The Oppenheimer Capital Appreciation Fund/VA Division 10      $74      $122      $154       $265
The Oppenheimer Main Street Growth & Income Fund/VA Division
  11                                                          $74      $123      $156       $270
The Oppenheimer High Income Fund/VA Division 12               $74      $123      $156       $268
The Oppenheimer Small Cap Growth Fund/VA Division 13          $75      $125      $161       $278
State Street Global Advisors Growth Equity Portfolio
  Division 5                                                  $73      $119      $150       $256
State Street Global Advisors Money Market Portfolio Division
  6                                                           $71      $114      $141       $239
Templeton Developing Markets Fund Division 14                 $85      $155      $211       $376
Templeton International Fund Division 15                      $77      $132      $172       $301
Van Kampen Emerging Growth Portfolio Division 7               $74      $123      $157       $271

---------------

(1) Payout Payments under a Payout Option may not commence prior to the end of the fourth Contract Year.

(2) The Contract offers you the choice of three death benefit options. There will be a charge for choosing the Optional Enhanced Death Benefit or the Optional Annual Step-Up Death Benefit. There is no charge for the Standard Death Benefit. See the "Death Benefit" section and the "Fees and Charges"
    section in this prospectus.

EXAMPLE #3 -- If you do not surrender the Contract and you have chosen the
             Optional Enhanced Death Benefit at the end of the period shown or you receive Payout Payments under a Payout Option(1)(2):
--------------------------------------------------------------------------------

Total Expenses. If you choose the Optional Enhanced Death Benefit, you would pay the following expenses on a $1,000 investment under the Contract without a surrender charge imposed, invested in a single Separate Account Division as listed below, assuming a 5% annual return on assets:

                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
AIM V.I. Capital Appreciation Fund Division 8                 $23      $ 72      $123       $262
AIM V.I. Diversified Income Fund Division 9                    24        75       128        273
American General U.S. Government Securities Portfolio
  Division 4                                                   22        68       116        248
Credit Suisse Growth and Income Portfolio Division 1           25        76       130        277
Credit Suisse International Equity Portfolio Division 2        26        80       137        290
EliteValue Portfolio Division 3                                18        55        95        204
The Oppenheimer Capital Appreciation Fund/VA Division 10       24        74       127        271
The Oppenheimer Main Street Growth & Income Fund/VA Division
  11                                                           25        76       129        275
The Oppenheimer High Income Fund/VA Division 12                24        75       128        274
The Oppenheimer Small Cap Growth Fund/VA Division 13           25        78       133        283
State Street Global Advisors Growth Equity Portfolio
  Division 5                                                   23        72       122        261
State Street Global Advisors Money Market Portfolio Division
  6                                                            22        66       114        244
Templeton Developing Markets Fund Division 14                  36       109       184        381
Templeton International Fund Division 15                       28        85       145        306
Van Kampen Emerging Growth Portfolio Division 7                25        76       130        276

EXAMPLE #4 -- If you surrender the Contract and you have chosen the Optional
             Enhanced Death Benefit at the end of the period shown(2):
--------------------------------------------------------------------------------

Total Expenses. If you choose the Optional Enhanced Death Benefit, you would pay the following expenses on a $1,000 investment under the Contract invested in a single Separate Account Division as listed below, assuming a 5% annual return on assets:

                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
AIM V.I. Capital Appreciation Fund Division 8                 $73      $121      $153       $262
AIM V.I. Diversification Income Fund Division 9                74       124       158        273
American General U.S. Government Securities Portfolio
  Division 4                                                   72       117       146        248
Credit Suisse Growth and Income Portfolio Division 1           75       125       160        277
Credit Suisse International Equity Portfolio Division 2        76       129       167        290
EliteValue Portfolio Division 3                                68       105       125        204
The Oppenheimer Capital Appreciation Fund/VA Division 10       74       123       157        271
The Oppenheimer Main Street Growth & Income Fund/VA Division
  11                                                           75       124       159        275
The Oppenheimer High Income Fund/VA Division 12                74       124       158        274
The Oppenheimer Small Cap Growth Fund/VA Division 13           75       127       163        283
State Street Global Advisors Growth Equity Portfolio
  Division 5                                                   73       121       152        261
State Street Global Advisors Money Market Portfolio Division
  6                                                            72       116       144        244
Templeton Developing Market Fund Division 14                   86       156       213        381
Templeton International Fund Division 15                       78       133       175        306
Van Kampen Emerging Growth Portfolio Division 7                75       125       160        276

---------------

(1) Payout Payments under a Payout Option may not commence prior to the end of the fourth Contract Year.

(2) The Contract offers you the choice of three death benefit options. There will be a charge for choosing the Optional enhanced Death Benefit or the Optional Annual Step-Up Death Benefit. There is no charge for the Standard Death Benefit. See the "Death Benefit" section and the "Fees and Charges"
    section in this prospectus.

EXAMPLE #5 -- If you do not surrender the Contract and you have chosen the
              Optional Annual Step-Up Death Benefit at the end of the period shown or you receive Payout Payments under a Payout Option(1)(2):
--------------------------------------------------------------------------------


Total Expenses. If you choose the Optional Annual Step-Up Death Benefit, you would pay the following expenses on a $1,000 investment under the Contract without a surrender charge imposed, invested in a single Separate Account Division as listed below, assuming a 5% annual return on assets:

                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
AIM V.I. Capital Appreciation Fund Division 8                 $24       $73      $125       $267
AIM V.I. Diversified Income Fund Division 9                    25        76       131        278
American General U.S. Government Securities Portfolio
  Division 4                                                   22        69       118        253
Credit Suisse Growth and Income Portfolio Division 1           25        78       133        282
Credit Suisse International Equity Portfolio Division 2        27        82       139        295
EliteValue Portfolio Division 3                                18        57        97        210
The Oppenheimer Capital Appreciation Fund/VA Division 10       25        76       130        276
The Oppenheimer Main Street Growth & Income Fund/VA Division
  11                                                           25        77       132        280
The Oppenheimer High Income Fund/VA Division 12                25        77       131        279
The Oppenheimer Small Cap Growth Fund/VA Division 13           26        79       136        288
State Street Global Advisors Growth Equity Portfolio
  Division 5                                                   24        73       125        266
State Street Global Advisors Money Market Portfolio Division
  6                                                            22        68       116        249
Templeton Developing Market Fund Division 14                   36       110       186        385
Templeton International Fund Division 15                       28        87       147        311
Van Kampen Emerging Growth Portfolio Division 7                25        77       132        281


EXAMPLE #6 -- If you surrender the Contract and you have chosen the Optional
              Annual Step-Up Death Benefit at the end of the period shown(2):
--------------------------------------------------------------------------------


Total Expenses. If you choose the Optional Annual Step-Up Death Benefit, you would pay the following expenses on a $1,000 investment under the Contract invested in a single Separate Account Division as listed below, assuming a 5% annual return on assets:

                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
AIM V.I. Capital Appreciation Fund Division 8                 $74      $122      $155       $267
AIM V.I. Diversification Income Fund Division 9                75       125       161        278
American General U.S. Government Securities Portfolio
  Division 4                                                   72       118       148        253
Credit Suisse Growth and Income Portfolio Division 1           75       126       163        282
Credit Suisse International Equity Portfolio Division 2        77       130       169        295
EliteValue Portfolio Division 3                                68       106       127        210
The Oppenheimer Capital Appreciation Fund/VA Division 10       75       125       160        276
The Oppenheimer Main Street Growth & Income Fund/VA Division
  11                                                           75       126       162        280
The Oppenheimer High Income Fund/VA Division 12                75       125       161        279
The Oppenheimer Small Cap Growth Fund/VA Division 13           76       128       166        288
State Street Global Advisors Growth Equity Portfolio
  Division 5                                                   74       122       155        266
State Street Global Advisors Money Market Portfolio Division
  6                                                            72       117       146        249
Templeton Developing Market Fund Division 14                   86       157       215        385
Templeton International Fund Division 15                       78       135       177        311
Van Kampen Emerging Growth Portfolio Division 7                75       126       162        281

---------------

(1) Payout Payments under a Payout Option may not commence prior to the end of the fourth Contract Year.
(2) The Contract offers you the choice of three death benefit options. There will be a charge for choosing the Optional enhanced Death Benefit or the Optional Annual Step-Up Death Benefit. There is no charge for the Standard Death Benefit. See the "Death Benefit" section and the "Fees and Charges"
    section in this prospectus.

Note: These examples should not be considered representations of past or future expenses for A.G. Separate Account A or for any Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. The purpose of the Fee Table above is to help Contract Owners understand the various expenses of A.G. Separate Account A and the Funds which are, in effect, passed on to the Contract Owners.

This Fee Table shows all charges and expenses which may be deducted from the assets of A.G. Separate Account A and from the Funds in which A.G. Separate Account A invests. For a further description of these charges and expenses, see "Fees and Charges" in this prospectus and the descriptions of fees and charges in each of the Fund's prospectuses. Any and all limitations on total charges and expenses are reflected in this Fee Table.

SUMMARY
--------------------------------------------------------------------------------

The Contract is a combination fixed and variable annuity that offers you a wide choice of investment options and flexibility. A summary of the Contract's major features is presented below. For a more detailed discussion of the Contract, please read the entire prospectus carefully.

FIXED AND VARIABLE OPTIONS

The Contract offers a choice from among 15 Variable Account Options. The Contract also offers two Fixed Account Options, one of which, the DCA One Year Guarantee Period Option is available only for dollar cost averaging. See the "Dollar Cost Averaging Program" section of this prospectus.

--------------------------------------------------------------------------------

                      FIXED ACCOUNT
                      OPTIONS
---------------------------------------------------------------------------------------------------------------------------
FIXED                 One Year Guarantee          Guaranteed current interest income                 --
OPTIONS               Period
                      -----------------------------------------------------------------------------------------------------
                      DCA One Year Guarantee      Guaranteed current interest income                 --
                      Period
                      -----------------------------------------------------------------------------------------------------
                      VARIABLE ACCOUNT            INVESTMENT STRATEGY                                ADVISER
                      OPTIONS
---------------------------------------------------------------------------------------------------------------------------
EQUITY                AIM V.I. Capital            Capital appreciation through investments in        AIM Advisors, Inc.
FUNDS                 Appreciation Fund**         common stocks, with emphasis on medium-sized
                                                  and smaller emerging growth companies
                      -----------------------------------------------------------------------------------------------------
                      Credit Suisse Growth        Long-term capital growth, current income, and      A.G. Investment
                      and Income Portfolio*       growth of income, consistent with reasonable       Advisory Services,
                                                  investment risk through investment in              Inc.
                                                  domestic equity and debt securities
                      -----------------------------------------------------------------------------------------------------
                      Credit Suisse               Long-term capital appreciation through             A.G. Investment
                      International Equity        investment in equity and equity-related            Advisory Services,
                      Portfolio*                  securities of companies from at least five         Inc.
                                                  different countries, excluding the U.S.
                      -----------------------------------------------------------------------------------------------------
                      EliteValue Portfolio*       Growth through investments in common stocks,       A.G. Investment
                                                  bonds and cash equivalents                         Advisory
                                                                                                     Services, Inc.
                      -----------------------------------------------------------------------------------------------------
                      Oppenheimer Capital         Capital appreciation through investment in         Oppenheimer Funds,
                      Appreciation                securities of well-known established               Inc.
                      Fund/VA***                  companies
                      -----------------------------------------------------------------------------------------------------
                      Oppenheimer Main            Total return from equity and debt securities       Oppenheimer Funds,
                      Street Growth & Income                                                         Inc.
                      Fund/VA***
                      -----------------------------------------------------------------------------------------------------
                      Oppenheimer Small Cap       Capital appreciation through investments in        Oppenheimer Funds,
                      Growth Fund/VA***           growth- type companies with market                 Inc.
                                                  capitalizations of less than $1 billion
                      -----------------------------------------------------------------------------------------------------
                      State Street Global         Total return that exceeds, over time, the          A.G. Investment
                      Advisors Growth Equity      Standard & Poor's 500 Composite Stock Price        Advisory Services,
                      Portfolio*                  Index through investment in equity securities      Inc.
---------------------------------------------------------------------------------------------------------------------------
                      Templeton Developing        Long-term capital appreciation. It seeks to        Templeton Asset
                      Markets Fund --             achieve this objective by investing primarily      Management, Ltd.
                      Class 2****                 in emerging market equity securities
                      -----------------------------------------------------------------------------------------------------
                      Templeton                   Long-term capital growth. It invests               Templeton Investment
                      International               primarily in stocks of companies located           Counsel, Inc.
                      Fund -- Class 2****         outside the United States, including emerging
                                                  markets
---------------------------------------------------------------------------------------------------------------------------
                      Van Kampen Emerging         Capital appreciation by investing in equity        A.G. Investment
                      Growth Portfolio*           securities of small and medium sized               Advisory Services,
                                                  companies in the early stages of their life        Inc.
                                                  cycles
---------------------------------------------------------------------------------------------------------------------------
INCOME FUNDS          American General U.S.       High current income through investments in         A.G. Investment
                      Government Securities       debt obligations and mortgage-backed               Advisory Services,
                      Portfolio*                  securities issued or guaranteed by the U.S.        Inc.
                                                  government, its agencies or
                                                  instrumentalities, and collateralized
                                                  mortgage obligations backed by such
                                                  securities
                      -----------------------------------------------------------------------------------------------------
                      AIM V.I. Diversified        High current income through investment in          AIM Advisors, Inc.
                      Income Fund**               domestic and foreign debt securities,
                                                  including lower-rated or unrated high yield
                                                  debt securities
                      -----------------------------------------------------------------------------------------------------
                      Oppenheimer High            Income from investments in high yield fixed        Oppenheimer Funds,
                      Income Fund/VA***           income securities                                  Inc.
---------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND     State Street Global         Income through investments in short-term           A.G. Investment
                      Advisors Money Market       money market securities                            Advisory Services,
                      Portfolio*                                                                     Inc.
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------
FIXED                  --
OPTIONS
                      ------------------------------------------------------------
                       --
                      ---------------------------------------------------------------------------------------------------
                       SUB-ADVISER
---------------------------------------------------------------------------------------------------------------------------
EQUITY                 --
FUNDS
                      -----------------------------------------------------------------------------------------------------
                       Credit Suisse Asset
                       Management
                      -----------------------------------------------------------------------------------------------------
                       Credit Suisse Asset
                       Management Ltd.
                      -----------------------------------------------------------------------------------------------------
                       OpCap Advisors
                      -----------------------------------------------------------------------------------------------------
                       --
                      -----------------------------------------------------------------------------------------------------
                       --
                      -----------------------------------------------------------------------------------------------------
                       --
                      -----------------------------------------------------------------------------------------------------
                       State Street Global
                       Advisors
---------------------------------------------------------------------------------------------------------------------------
                       --
                      -----------------------------------------------------------------------------------------------------
                       --
---------------------------------------------------------------------------------------------------------------------------
                       Van Kampen Asset
                       Management Inc.
---------------------------------------------------------------------------------------------------------------------------
INCOME FUNDS           --
                      -----------------------------------------------------------------------------------------------------
                       --
                      -----------------------------------------------------------------------------------------------------
                       --
---------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND      State Street Global
                       Advisors
---------------------------------------------------------------------------------------------------------------------------

   * A series of A.G. Series Trust formerly AGA Series Trust.
  ** A series of AIM Variable Insurance Funds, Inc.
 *** A series of Oppenheimer Variable Account Funds.
 **** A series of Templeton Variable Products Series Fund.

--------------------------------------------------------------------------------

A detailed description of the investment objective of each Fund can be found in the section of this prospectus entitled "Variable Account Options," and also in the current prospectus for each Fund mentioned.

DEATH BENEFIT OPTIONS

At the time that your Contract is issued you may choose the Optional Enhanced Death Benefit or the Optional Annual Step-Up Death Benefit, in place of the Standard Death Benefit offered in the Contract. The death benefit option you choose may not be changed. There will be a charge for choosing the Optional Enhanced Death Benefit or the Optional Annual Step-Up Death Benefit. There is no charge for the Standard Death Benefit. See the "Death Benefit" section and the "Fees and Charges" section in this prospectus.

TRANSFERS

You may transfer money in your account among the Contract's investment options during the Purchase Period free of charge. We reserve the right, however, to impose a fee of $25 or 2% of the amount transferred for each transfer which will be deducted from the amount transferred. During the Purchase Period you may transfer your Account Values among the Variable Account Options once each day and from the Variable Account Options to the non-DCA Fixed Account Option once every six months. You will not be allowed to transfer your Account Value out of the DCA Fixed Account Option.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among the Variable Account Options and from the Variable Account Options to the non-DCA Fixed Account Option.

Transfers can be made by calling the Company's toll-free transfer service at 1-800-424-4990. For more information on account transfers, see the "Transfers Between Investment Options" section in this prospectus.

FEES AND CHARGES

ACCOUNT MAINTENANCE FEE

On each Contract Anniversary, the Company deducts an Account Maintenance Fee of $30 from your Account Value. The fee is deducted proportionately from each investment option. During the Purchase Period, if the Account Value on a Contract Anniversary is at least $40,000, the Company will waive the fee for the following Contract Year.

SURRENDER CHARGE

Under some circumstances a surrender charge is made to your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens the surrender charge is computed as a percent of the total Purchase Payments withdrawn based on the length of time from when each Purchase Payment was received up to a maximum of 5.0% of Purchase Payments.

Withdrawals are always subject to federal tax restrictions, which generally include a tax penalty on withdrawals made prior to age 59 1/2.

PREMIUM TAX CHARGE

Premium taxes ranging from zero to 3 1/2% are currently imposed by certain states and municipalities on Purchase Payments made under the Contract.

SEPARATE ACCOUNT CHARGES

If you choose a Variable Account Option you will incur a mortality and expense risk fee and an administration fee computed at an aggregate annualized rate of 1.25% and 0.15%, respectively, on the average daily net asset value of A.G. Separate Account A.

OPTIONAL DEATH BENEFIT CHARGES

If you choose the Optional Enhanced Death Benefit or the Optional Annual Step-Up Death Benefit you will incur a charge computed at an aggregate annualized rate of 0.05% or 0.10%, respectively, on the average daily net asset value of A.G. Separate Account A.

FUND ANNUAL EXPENSE CHARGE

A daily charge based on a percentage of each Fund's average daily net asset value is payable by each Fund to its investment adviser. In addition to the management fees, each Fund incurs other operating expenses which may vary.

PAYOUT OPTIONS

When you withdraw your money, you can select from several payout options: a lifetime annuity (which guarantees payment for as long as you live), periodic withdrawals and systematic withdrawals. More information on payout options can be found in the "Payout Period" section of the prospectus.

FEDERAL TAX INFORMATION

Although deferred annuity contracts such as the Contract can be purchased with after-tax dollars, they are also used in connection with retirement programs which receive favorable tax treatment under federal law.

More information on FEES
may be found in the
prospectus under the
headings "FEES AND
CHARGES" AND "FEE TABLE."

For a more detailed
discussion of these income
tax provisions, see the
"FEDERAL TAX MATTERS"
section of the prospectus and
of the Statement of Additional
Information.

For more information on
PURCHASE PAYMENTS, refer
to the "Purchase Period"
section of the prospectus.

CONTRACT ANNIVERSARY -- the date
that the contract is issued
and each yearly anniversary
of that date thereafter.

--------------------------------------------------------------------------------

PURCHASE REQUIREMENTS

The minimum initial Purchase Payment for Non-Qualified Contracts is $5,000 and for Qualified Contracts is $2,000. The minimum subsequent Purchase Payment is $1,000 for Non-Qualified Contracts and $250 for Qualified Contracts. The minimum amount per a preauthorized debit Purchase Payment under the Automatic Check Option is $50. More information about the Automatic Check Option can be found in the "Purchase Period" section of this prospectus.

At the time that your minimum initial Purchase Payment is made, the Company will credit an additional 1% of the amount as a Bonus. Any subsequent Purchase Payments of at least $5,000 for Non-Qualified and $2,000 for Qualified will also be credited with an additional 1% of the amount as a Bonus (subject to state regulatory approval). For more information on the 1% Bonus credit and on Purchase Payments, see the "Purchase Period" section in this prospectus.

BONUS - an additional
amount paid by the Company,
equal to 1% of the initial
minimum Purchase Payment
and certain subsequent
Purchase Payments.

SELECTED PURCHASE UNIT DATA
--------------------------------------------------------------------------------

                                                                            AMERICAN
                                                                            GENERAL         CREDIT         CREDIT
                                               AIM V.I.                       U.S.          SUISSE         SUISSE
                                               CAPITAL       AIM V.I.      GOVERNMENT     GROWTH AND    INTERNATIONAL
                                             APPRECIATION   DIVERSIFIED    SECURITIES       INCOME         EQUITY
                                                 FUND       INCOME FUND    PORTFOLIO      PORTFOLIO       PORTFOLIO
                                              DIVISION 8    DIVISION 9     DIVISION 4     DIVISION 1     DIVISION 2
                                              ----------    ----------     ----------     ----------     ----------
PURCHASE UNITS WITHOUT THE CHARGE FOR AN
 OPTIONAL DEATH BENEFIT OPTION(1):
December 31, 1998
 Purchase Units in Force                           2,550         2,249        461,727        712,462        262,854
 Purchase Unit Value                          $11.125468    $ 9.960883     $11.564124     $16.187812     $11.964095
December 24, 1998
 Purchase Unit Value(2)                               --            --             --             --             --
December 23, 1998
 Purchase Unit Value(2)                               --            --             --             --             --
December 17, 1998
 Purchase Unit Value(2)                       $10.192664            --             --             --             --
December 9, 1998
 Purchase Unit Value(2)                               --    $10.016664             --             --             --
December 31, 1997
 Purchase Units in Force                              --            --        126,833        262,116        126,400
 Purchase Unit Value                                  --            --     $10.910000     $14.380000     $12.240000
December 31, 1996
 Purchase Units in Force                              --            --         15,638         48,634         17,186
 Purchase Unit Value                                  --            --     $10.163000     $11.922000     $11.900000
February 6, 1996
 Purchase Unit Value(2)                               --            --     $ 9.955530             --             --
January 2, 1996
 Purchase Unit Value(2)                               --            --             --             --             --
December 31, 1995
 Purchase Units in Force                              --            --             --            462            431
 Purchase Unit Value                                  --            --             --     $10.624000     $10.361000
October 20, 1995
 Purchase Unit Value(2)                               --            --             --     $ 9.996139     $ 9.996139
October 10, 1995
 Purchase Unit Value(2)                               --            --             --             --             --
PURCHASE UNITS WITH THE CHARGE FOR ENHANCED
 DEATH BENEFIT OPTION(1):
December 31, 1998
 Purchase Units in Force                              --           546         69,901         94,363         27,232
 Purchase Unit Value                                  --    $10.098556     $11.508303     $16.109724     $11.906346
December 28, 1998
 Purchase Unit Value(2)                               --    $10.025991             --             --             --
December 17, 1998
 Purchase Unit Value(2)                               --            --             --             --             --
December 31, 1997
 Purchase Units in Force                              --            --         32,205         44,598         19,510
 Purchase Unit Value                                  --            --     $10.870000     $14.330000     $12.200000
December 31, 1996
 Purchase Units in Force                              --            --         11,806         11,710          8,510
 Purchase Unit Value                                  --            --     $10.144000     $11.900000     $11.878000
February 6, 1996
 Purchase Unit Value(2)                               --            --     $ 9.950672             --             --
January 2, 1996
 Purchase Unit Value(2)                               --            --             --             --             --
December 31, 1995
 Purchase Units in Force                              --            --             --             --             --
 Purchase Unit Value                                  --            --             --             --             --
October 20, 1995
 Purchase Unit Value(2)                               --            --             --     $ 9.995729     $ 9.995729
October 10, 1995
 Purchase Unit Value(2)                               --            --             --             --             --
PURCHASE UNITS WITH THE CHARGE FOR THE
 ANNUAL STEP-UP DEATH BENEFIT OPTION(1):
December 31, 1998
 Purchase Units in Force                              --           236         11,095         25,644          2,472
 Purchase Unit Value                                  --    $ 9.998064     $10.354838     $10.595938     $ 9.239698
December 17, 1998
 Purchase Unit Value(2)                               --    $ 9.999614             --             --             --
June 1, 1998
 Purchase Unit Value(2)                               --            --     $10.000000     $10.000000     $10.000000


                                                            THE OPPENHEIMER   THE OPPENHEIMER
                                                                CAPITAL         MAIN STREET
                                              ELITEVALUE     APPRECIATION     GROWTH & INCOME
                                              PORTFOLIO         FUND/VA           FUND/VA
                                              DIVISION 3      DIVISION 10       DIVISION 11
                                              ----------      -----------       -----------
PURCHASE UNITS WITHOUT THE CHARGE FOR AN
 OPTIONAL DEATH BENEFIT OPTION(1):
December 31, 1998
 Purchase Units in Force                       1,100,459           1,662             6,629
 Purchase Unit Value                          $15.645505      $10.576647        $10.498635
December 24, 1998
 Purchase Unit Value(2)                               --              --                --
December 23, 1998
 Purchase Unit Value(2)                               --              --                --
December 17, 1998
 Purchase Unit Value(2)                               --              --                --
December 9, 1998
 Purchase Unit Value(2)                               --      $10.019822        $ 9.994483
December 31, 1997
 Purchase Units in Force                         461,930              --                --
 Purchase Unit Value                          $14.870000              --                --
December 31, 1996
 Purchase Units in Force                          69,576              --                --
 Purchase Unit Value                          $12.453000              --                --
February 6, 1996
 Purchase Unit Value(2)                               --              --                --
January 2, 1996
 Purchase Unit Value(2)                       $ 9.969146              --                --
December 31, 1995
 Purchase Units in Force                              --              --                --
 Purchase Unit Value                                  --              --                --
October 20, 1995
 Purchase Unit Value(2)                               --              --                --
October 10, 1995
 Purchase Unit Value(2)                               --              --                --
PURCHASE UNITS WITH THE CHARGE FOR ENHANCED
 DEATH BENEFIT OPTION(1):
December 31, 1998
 Purchase Units in Force                          99,776              --               793
 Purchase Unit Value                          $15.570036              --        $10.840562
December 28, 1998
 Purchase Unit Value(2)                               --              --                --
December 17, 1998
 Purchase Unit Value(2)                               --              --        $10.094912
December 31, 1997
 Purchase Units in Force                          72,105              --                --
 Purchase Unit Value                          $14.820000              --                --
December 31, 1996
 Purchase Units in Force                          13,965              --                --
 Purchase Unit Value                          $12.430000              --                --
February 6, 1996
 Purchase Unit Value(2)                               --              --                --
January 2, 1996
 Purchase Unit Value(2)                       $ 9.965706              --                --
December 31, 1995
 Purchase Units in Force                              --              --                --
 Purchase Unit Value                                  --              --                --
October 20, 1995
 Purchase Unit Value(2)                               --              --                --
October 10, 1995
 Purchase Unit Value(2)                               --              --                --
PURCHASE UNITS WITH THE CHARGE FOR THE
 ANNUAL STEP-UP DEATH BENEFIT OPTION(1):
December 31, 1998
 Purchase Units in Force                          23,359             219                --
 Purchase Unit Value                          $ 9.604830      $10.785446                --
December 17, 1998
 Purchase Unit Value(2)                               --      $10.176189                --
June 1, 1998
 Purchase Unit Value(2)                       $10.000000              --                --

------------

(1) Three sets of Selected Purchase Unit Values have been shown above. The first set of Purchase Unit information does not include the Optional Enhanced Death Benefit Charge or the Annual Step-Up Death Benefit Charge you would incur if you choose the Optional Enhanced Death Benefit or the Optional Annual Step-Up Death Benefit. The second set of Purchase Unit information includes the Optional Enhance Death Benefit Charge you would incur if you choose the Optional Enhanced Death Benefit. The third set of Purchase Unit information includes the Annual Step-Up Death Benefit Charge you would incur if you choose the Optional Annual Step-Up Death Benefit, which first became available under the Contracts on June 1, 1998.

(2) Purchase Unit Value At Date Of Inception.

--------------------------------------------------------------------------------


                                     STATE STREET      STATE STREET       TEMPLETON                       VAN KAMPEN
THE OPPENHEIMER   THE OPPENHEIMER   GLOBAL ADVISORS   GLOBAL ADVISORS     DEVELOPING       TEMPLETON       EMERGING
  HIGH INCOME        SMALL CAP       GROWTH EQUITY     MONEY MARKET         MARKET       INTERNATIONAL      GROWTH
    FUND/VA           FUND/VA          PORTFOLIO         PORTFOLIO           FUND             FUND        PORTFOLIO
  DIVISION 12       DIVISION 13       DIVISION 5        DIVISION 6       DIVISION 14      DIVISION 15     DIVISION 7
  -----------       -----------       ----------        ----------       -----------      -----------     ----------
1,792.......             2,973           542,282           669,177                --              360        501,050
10$.012380...       $11.130512        $19.230786        $11.289602        $10.095498       $10.179276     $18.713769
-- .........                --                --                --        $10.078509               --             --
-- .........                --                --                --                --       $10.133013             --
9.$981432....       $10.104022                --                --                --               --             --
-- .........                --                --                --                --               --             --
-- .........                --           231,208           444,954                --               --        303,011
-- .........                --        $16.040000        $10.880000                --               --     $13.900000
-- .........                --            68,155           109,838                --               --        107,871
-- .........                --        $12.354000        $10.460000                --               --     $11.702000
-- .........                --                --                --                --               --             --
-- .........                --                --                --                --               --     $ 9.969166
-- .........                --               124             2,464                --               --             --
-- .........                --        $10.325000        $10.086000                --               --             --
-- .........                --        $ 9.996139                --                --               --             --
-- .........                --                --        $10.000000                --               --             --
22..........                 4            45,200            71,389                --               --         58,826
10$.011761...       $11.129835        $19.138038        $11.235111                --               --     $18.623470
-- .........                --                --                --                --               --             --
9.$981391....       $10.103981                --                --                --               --             --
-- .........                --            19,282            13,477                --               --         41,161
-- .........                --        $15.990000        $10.840000                --               --     $13.850000
-- .........                --             5,233             3,404                --               --          2,073
-- .........                --        $12.331000        $10.441000                --               --     $11.681000
-- .........                --                --                --                --               --             --
-- .........                --                --                --                --               --     $ 9.965726
-- .........                --                --                25                --               --             --
-- .........                --                --        $10.083000                --               --             --
-- .........                --        $ 9.995729                --                --               --             --
-- .........                --                --        $10.000000                --               --             --
-- .........                --            17,009            76,342                --               --         12,268
-- .........                --        $10.772225        $10.202042                --               --     $12.231475
-- .........                --                --                --                --               --             --
-- .........                --        $10.000000        $10.000000                --               --     $10.000000

------------

Financial statements of A.G. Separate Account A are included in the Statement of Additional Information, which is available upon request. Purchase units shown are for a Purchase Unit outstanding throughout the year under a representative contract of the type invested in each column shown. The unit value of each Division of A.G. Separate Account A will not be the same on any given day as the net asset value per share of the underlying Fund of the Series Company and the other mutual fund portfolios described in this prospectus in which that Division invests. This is because each unit value consists of the underlying share's net asset value minus the charges to A.G. Separate Account A. In addition, dividends declared by the underlying Fund are reinvested by the Division in additional shares. These distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in A.G. Separate Account A does not change as a result of such distributions.

GENERAL INFORMATION
--------------------------------------------------------------------------------

ABOUT THE CONTRACT

The Contract was developed to help you save money for your retirement. It offers you a combination of fixed and variable options that you can invest in to help you reach your retirement savings goals. Your contributions to the Contract can come from different sources, like payroll deductions or money transfers. Your retirement savings process with the Contract will involve two stages: the Purchase Period; and the Payout Period. The first is when you make contributions into the Contract called "Purchase Payments." The second, is when you receive your retirement payouts. For more information, see "Purchase Period" and "Payout Period" in this prospectus.

You may choose, depending upon your retirement savings goals and your personal risk tolerances, to invest in the Fixed Account Options and/or the Variable Account Options described in this prospectus. When you decide to retire, or otherwise withdraw your money, you can select from a wide array of payout options including both fixed and variable payments. In addition, this prospectus will describe for you all fees and charges that may apply to your participation in the Contract.

ABOUT THE COMPANY

We are a life insurance company organized on July 5, 1944 and located in the State of Texas. Our main business is issuing and offering fixed and variable retirement annuity contracts, like the Contract. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. Our Annuity Service Center is located at 205 E. 10th Avenue, Amarillo, Texas 79101. The address to send any Purchase Payments and sums payable to the Company under the Contract is:
American General Annuity Insurance Company, P.O. Box 5429, Boston, MA 02206-5429, if sent by mail; and State Street Bank and Trust Company, Attention Lock Box A3W, 1776 Heritage Drive, North Quincy, MA 02171, if sent by overnight delivery. The Company primarily distributes its annuity contracts through financial institutions, general agents, and specialty brokers.

The Company is a wholly owned subsidiary of Western National Corporation. Effective February 25, 1998, Western National Corporation became a wholly-owned subsidiary of AGC Life Insurance Company, a subsidiary of American General Corporation. On this date the Company changed its name from Western National Life Insurance Company to American General Annuity Insurance Company. Members of the American General Corporation group of companies operate in each of the 50 states, the District of Columbia, and Canada and collectively provide financial services with activities heavily weighted toward insurance.

The Company is a member of the Insurance Marketplace Standards Association
(IMSA). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. The Company's membership in IMSA applies to the Company only and not its products or affiliates.

ABOUT A.G. SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through A.G. Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. A.G. Separate Account A invests in the Mutual Funds on behalf of your account. A.G. Separate Account A is made up of what we call "Divisions." Fifteen Divisions are available and represent the Variable Account Options in the Contract. Each of these Divisions invests in a different Mutual Fund made available through the Contract. For example, Division Twelve represents and invests in the Oppenheimer High Income Fund/VA. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of A.G. Separate Account A.

The Company established A.G. Separate Account A on November 9, 1994 under Texas insurance law. Prior to May 1, 1999, A.G. Separate Account A was known as AGA Separate Account A. Prior to May 1, 1998, AGA Separate Account A was known as WNL Separate Account A. A.G. Separate Account A is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940 (Act). Units of interest in A.G. Separate Account A are registered as securities under the Securities Act of 1933.

A.G. Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of A.G. Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division

All inquiries regarding
THE CONTRACT
may be directed to the
Annuity Service Center
at the address shown.

MUTUAL FUND OR FUND --
the investment portfolio(s)
of a registered open-end
management investment
company, which serves as
the underlying investment
vehicle for each Division
represented in AGA
Separate Account A.

For more information about
THE COMPANY, see the Statement
of Additional Information.

--------------------------------------------------------------------------------

or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, A.G. Separate Account A may not be charged with the liabilities of any other Company operation. The Texas Insurance Code requires that the assets of A.G. Separate Account A attributable to the Contract be held exclusively for the benefit of the contract owner, annuitants, and beneficiaries of the Contract. When we discuss performance information in this prospectus, we mean the performance of an A.G. Separate Account A Division.

UNITS OF INTERESTS

Your investment in a Division of A.G. Separate Account A is represented by units of interest issued by A.G. Separate Account A. On a daily basis, the units of interests issued by A.G. Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to A.G. Separate Account A.

DISTRIBUTION OF THE CONTRACTS

A.G. Distributors, Inc. ("A.G. Distributors"), an affiliate of the Company, acts as the distributor for A.G. Separate Account A. Prior to May 1, 1999, A.G. Distributors was known as AGA Brokerage Services, Inc. Prior to March 18, 1998, AGA Brokerage Services, Inc. was known as WNL Brokerage Services, Inc.

The Company will pay the registered representatives who sell the Contracts a commission. Currently, the commission paid by the Company will not be greater than 7% of Purchase Payments. The commissions paid by the Company are for certain promotional and distribution expenses associated with the marketing of the Contracts.

For more information about
A.G. DISTRIBUTORS, see the Statement
of Additional Information.

A.G. DISTRIBUTORS -- our address is
2929 Allen Parkway,
Houston, Texas 77019.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

Each individual Division represents and invests, through A.G. Separate Account A, in specific Mutual Funds. These Mutual Funds serve as the investment vehicles for the Contract and include:

- A.G. Series Trust (formerly AGA Series Trust) -- offers 7 funds, for which A.G. Investment Advisory Services, Inc. serves as investment adviser and Credit Suisse Asset Management, Credit Suisse Asset Management Ltd., OpCap Advisors, State Street Global Advisors and Van Kampen Asset Management Inc. serve as sub-advisers.
- AIM Variable Insurance Funds, Inc. -- offers 2 funds for which A I M Advisors, Inc. serves as investment adviser.
- Oppenheimer Variable Account Funds -- offers 4 funds for which Oppenheimer Funds, Inc. serves as investment adviser.
- Templeton Variable Products Series Fund -- offers 2 funds for which Templeton Investment Counsel, Inc. and Templeton Asset Management, Ltd. (Franklin Resources, Inc.) respectively serve as investment adviser.

Each of these Funds is registered as a diversified open-end, management investment company and is regulated under the Act. For complete information about each of these Funds, including charges and expenses, you should refer to the prospectus for that Fund. Additional copies are available from the Company's Annuity Service Center at the address shown in the back of this prospectus.

SUMMARY OF FUNDS

A brief summary of the investment objectives of each Mutual Fund is shown below. In addition to the investment objectives, the Account Value of an assumed $10,000 investment in each of the Divisions is shown in both table and graph form as well as the Standard Average Annual Total Return for certain Division for a 1, 3, 5 and 10 year period if available. If the Standard Average Annual Return for a Division is not available for a stated period, we may show the Standard Average Annual Return since Division inception. We will show the Standard Average Annual Total Return for Divisions 8-15, which recently commenced operations when it becomes available. The performance information in the tables and graphs will reflect a deduction for separate account fees (mortality and expense risk fees plus administrative charge) and underlying fund charges. They will not reflect any deduction for account maintenance fees, surrender charges, optional death benefit charges and premium taxes. These charges would further reduce your return. The Account Values shown in the graphs reflect Separate Account performance based on the performance of the underlying Fund for the last 10 fiscal years or, since inception of the underlying Fund if for less than 10 years. The returns shown in the tables for certain Funds (Divisions 1-7) reflect actual historical performance of the related Separate Account Divisions since inception of each Division. Investment return and principal value will fluctuate with market conditions, and for foreign investments, currencies and the economic and political climates of the countries where investments are made. Past performance cannot predict or guarantee future results.

The Standard Average Annual Total Return figures show the average percentage change in the value of an investment in a Division from the beginning to the end of the historical periods shown below. The results shown are after all charges and fees have been applied against the Division. This will include account maintenance fees, surrender charges and certain optional death benefit charges (only the charge for the Optional Enhanced Death Benefit is included, because the Optional Annual Step-Up Death Benefit was first offered under the Contracts on June 1, 1998) that would have been deducted if you surrendered the Contract at the end of the specified period. Premium taxes are not deducted. This information is calculated for each Division based on how an initial investment of $1,000 performed at the end of the specified periods shown.

For more information about how these returns were calculated including a statement of the charges reflected and tables showing historical performance information see "How to Review Investment Performance of Separate Account Divisions" in this prospectus.

VARIABLE ACCOUNT
OPTIONS -- investment
options that correspond
to Separate Account
Divisions offered by
the Contract.
Investment returns on
Variable Account
Options may be positive
or negative depending on
the investment
performance of the
underlying Mutual Fund.

AIM V.I. CAPITAL
APPRECIATION FUND
(Division 8)*

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies.



AIM V.I. DIVERSIFIED
INCOME FUND
(Division 9)*

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks to achieve a high level of current income through investment in: (i) foreign government securities, (ii) foreign and domestic corporate debt securities, (iii) U.S. Government securities, including U.S. Government Agency Mortgage-Backed Securities, and (iv) lower-rated or unrated high yield debt securities (commonly known as "junk bonds") of U.S. and foreign companies.



  * The Division has only recently been offered through ElitePlus Bonus. Accordingly, no performance information is available.

AMERICAN GENERAL U.S.
GOVERNMENT SECURITIES PORTFOLIO
(Division 4)*

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks a high level of current income by investing a substantial portion of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and collateralized mortgage obligations backed by such securities.

Annual Value of a $10,000
 Stipulated Payment made
    February 6, 1996        $ Value
-------------------------   -------
        02/06/96            $10,000
        12/31/96             10,208
        12/31/97             10,960
        12/31/98             11,616

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE FEBRUARY 6, 1996
                                     CHART

                            PERIOD ENDED DECEMBER 31
CREDIT SUISSE GROWTH AND INCOME PORTFOLIO
(Division 1)**

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks to provide long-term capital growth, current income, and growth of income, consistent with reasonable investment risk through investment primarily in domestic equity as well as domestic debt securities.

Annual Value of a $10,000
 Stipulated Payment made
    February 6, 1996        $ Value
-------------------------   -------
        10/20/95            $10,000
        12/31/95             10,628
        12/31/96             11,927
        12/31/97             14,386
        12/31/98             16,194

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE FEBRUARY 6, 1996
                                     CHART

                            PERIOD ENDED DECEMBER 31

 * The American General U.S. Government Securities Portfolio was formerly known as the Salomon Brothers U.S. Government Securities Portfolio. The Standard Average Annual Total Return for the American General U.S. Government Securities Portfolio for the 1 year period and since inception was 0.80% and 3.70%, respectively. The Division commenced operations on February 6, 1996.

** The Standard Average annual Total Return for the Credit Suisse Growth and
   Income Portfolio for the 1 and 3 year period and since inception was 7.37%, 13.59% and 15.08%, respectively. The Division commenced operations on October 20, 1995.

CREDIT SUISSE INTERNATIONAL EQUITY PORTFOLIO
(Division 2)*

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks to provide long-term capital appreciation through investment in equity and equity-related securities of companies from at least five different countries, excluding the United States. Under normal conditions, the Portfolio will invest at least 65% of its total assets in equity securities of issuers whose principal places of business (as determined by location of the issuer's principal headquarters) are located in countries other than the United States. The balance of the Portfolio, up to 35% of its total assets, may be invested in equity or debt securities of U.S. issuers or foreign entities.

Annual Value of a $10,000
 Stipulated Payment made
    October 20, 1995        $ Value
-------------------------   -------
        10/20/95            $10,000
        12/31/95             10,365
        12/31/96             11,905
        12/31/97             12,243
        12/31/98             11,969

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE OCTOBER 20, 1995
                                     CHART

                            PERIOD ENDED DECEMBER 31
ELITEVALUE PORTFOLIO
(Division 3)**

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents.

Annual Value of a $10,000
 Stipulated Payment made
     January 2, 1996        $ Value
-------------------------   -------
        01/02/96            $10,000
        12/31/96             12,492
        12/31/97             14,914
        12/31/98             15,694

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE JANUARY 2, 1996
                                     CHART

                            PERIOD ENDED DECEMBER 31

 * The Standard Average Annual Total Return for the Credit Suisse International Equity Portfolio for the 1 and 3 year period and since inception was (7.41%), 3.19% and 4.36%, respectively. This Division commenced operations on October 20, 1995.

** The Standard Average Annual Total Return for the EliteValue Portfolio for the
   1 year period and since inception was 0.05% and 14.96%, respectively. The Division commenced operations on January 2, 1996.

OPPENHEIMER CAPITAL APPRECIATION FUND/VA
(Division 10)*

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks to achieve capital appreciation by investing in securities of well-known established companies.
OPPENHEIMER MAIN STREET GROWTH & INCOME FUND/VA
(Division 11)**

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. From time to time, the Fund may focus on small to medium capitalization common stocks, bonds and convertible securities.

 * The Oppenheimer Capital Appreciation Fund/VA was formerly known as the Oppenheimer Growth Fund. The Division has only recently been offered through ElitePlus Bonus. Accordingly, no performance information is available.

** The Oppenheimer Main Street Growth & Income Fund/VA was formerly known as the
   Oppenheimer Growth & Income Fund. The Division has only recently been offered through ElitePlus Bonus. Accordingly, no performance information is available.

OPPENHEIMER HIGH INCOME FUND/VA
(Division 12)*

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks to provide a high level of current income from investment in high yield fixed-income securities.
OPPENHEIMER SMALL CAP GROWTH FUND/VA
(Division 13)**

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks capital appreciation principally through investments in securities of growth-type companies with market capitalizations of less than $1 billion.

* The Oppenheimer High Income Fund/VA was formerly known as the Oppenheimer High Income Fund. The Division has only recently been offered through ElitePlus Bonus. Accordingly, no performance information is available.

** The Oppenheimer Small Cap Growth Fund/VA was formerly known as the
   Oppenheimer Small Cap Growth Fund. The Division has only recently been offered through ElitePlus Bonus. Accordingly, no performance information is available.

STATE STREET GLOBAL
ADVISORS GROWTH EQUITY
PORTFOLIO
(Division 5)*

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks to provide total returns that exceed, over time, the Standard & Poor's 500 Composite Stock Price Index(R)** through investment in equity securities. Equity securities are selected on the basis of a proprietary analytical model of the Portfolio's Sub-Adviser. Each security is ranked according to two separate and uncorrelated measures: value and the momentum of Wall Street sentiment.

Annual Value of a $10,000
 Stipulated Payment made
    October 20, 1995        $ Value
-------------------------   -------
        10/20/95            $10,000
        12/31/95             10,329
        12/31/96             12,359
        12/31/97             16,046
        12/31/98             19,238

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE OCTOBER 20, 1995
                                     CHART
                            PERIOD ENDED DECEMBER 31

STATE STREET GLOBAL
ADVISORS MONEY MARKET
PORTFOLIO
(Division 6)***

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks income through investments in short-term money market securities.

Annual Value of a $10,000
 Stipulated Payment made
    October 10, 1995        $ Value
-------------------------   -------
        10/10/95            $10,000
        12/31/95             10,086
        12/31/96             10,460
        12/31/97             10,881
        12/31/98             11,290

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE OCTOBER 10, 1995
                                     CHART
                            PERIOD ENDED DECEMBER 31


  * The Standard Average Annual Total Return for the State Street Global Advisors Growth Equity Portfolio for the 1 and 3 year period and since inception was 14.69%, 21.71% and 21.63%, respectively. The Division commenced operations on October 20, 1995.


 ** "Standard & Poor's(R)", "S&P(R)" and "S&P 500(R)" are trademarks of
    Standard and Poor's ("S&P"). The State Street Global Advisors Growth Equity Portfolio is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in this Portfolio.

*** The Standard Average Annual Total Return for the State Street Global
    Advisors Money Market Portfolio for the 1 and 3 year period and since inception was (1.43)%, 2.07% and 2.36%, respectively. The Division commenced operations on October 6, 1995.

TEMPLETON DEVELOPING
MARKETS FUND
Class 2
(Division 14)*

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks long term capital appreciation. The Fund seeks to achieve this objective by investing primarily in emerging market equity securities.
TEMPLETON INTERNATIONAL
FUND
Class 2
(Division 15)*

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks long term capital growth. It invests primarily in stocks of companies located outside the United States, including emerging markets.

 * The Division has only recently been offered through ElitePlus Bonus. Accordingly, no performance information is available.

VAN KAMPEN EMERGING GROWTH PORTFOLIO
(Division 7)*

---------------------------------------------------------------

INVESTMENT OBJECTIVE

Seeks to provide capital appreciation by investing in equity securities of small and medium sized companies in the early stages of their life cycles; any ordinary income received from portfolio securities is entirely incidental.

Annual Value of a $10,000
 Stipulated Payment made
     January 2, 1996        $ Value
-------------------------   -------
        01/02/96            $10,000
        12/31/96             11,739
        12/31/97             13,941
        12/31/98             18,772

                    VALUE AT MONTHLY INTERVALS OF A $10,000
                    STIPULATED PAYMENT MADE JANUARY 2, 1996
                                     CHART

                            PERIOD ENDED DECEMBER 31

 * The Standard Average Annual Total Return for the Van Kampen Emerging Growth Portfolio for the 1 year period and since inception was 29.42% and 22.21%, respectively. The Division commenced operations on January 2, 1996.

PURCHASE PERIOD
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. The Purchase Period can also end when the Contract is surrendered before the Payout Period.

PURCHASE PAYMENTS
You may establish an account only through a registered representative. Initial Purchase Payments must be received by the Company either with, or after, a completed application. All Purchase Payments and sums payable to the Company under the Contract must be sent to the Company's lock box at State Street Bank & Trust Company at the following addresses: American General Annuity Insurance Company, P.O. Box 5429, Boston, MA 02206-5429, if the Purchase Payments are sent by mail; and State Street Bank and Trust Company, Attention Lock Box A3W, 1776 Heritage Drive, North Quincy, MA 02171, if the Purchase Payments are sent by overnight delivery.

Minimum initial and subsequent Purchase Payments are as follows:

                                   Initial    Subsequent
                                   Purchase    Purchase
          Contract Type            Payment     Payment
---------------------------------  --------   ----------
Non-Qualified Contract              $5,000      $1,000
Qualified Contract                  $2,000      $  250

Subject to the maximum and minimum Purchase Payment requirements, you may make subsequent Purchase Payments and may increase or decrease or change the frequency of such payments. The maximum total Purchase Payments we will accept without our prior approval is $500,000 if the Contract is issued to you at age 74 or younger and $250,000 if the Contract is issued to you at age 75 or older.

You may select on your Contract application the Automatic Check Option. The Automatic Check Option allows you to preauthorize debits against a bank account that you indicate on the Preauthorized Debit Form to be sent in with your Contract application. The minimum amount per a preauthorized debit Purchase Payment under the Automatic Check Option is $50.

Purchase Payments are received by the Company at the address above. When an initial Purchase Payment is accompanied by an application, within 2 business days we will:

- Accept the Application -- and issue a contract.

- Reject the Application -- and return the Purchase Payment; or

- Request Additional Information -- to correct or complete the application. We will return the Purchase Payments within 5 business days if the requested information is not provided, unless you otherwise so specify.

RIGHT TO RETURN

If for any reason you are not satisfied with your Contract, you may return it to the Company and receive a refund of your Purchase Payments, less the 1% Bonus credit, adjusted to reflect investment experience. (In some states, we will return Purchase Payments, less the 1% Bonus credit, as required by state law.) To exercise your right to return your Contract, you must mail it directly to the Annuity Service Center or return it to the registered representative through whom you purchased the Contract within 10 days (may vary by state) after you receive it. The address for the Annuity Service Center is located in the back of this prospectus. In a few states, this period may be longer. In most states, we invest your initial premium payment in the State Street Global Advisors Money Market Portfolio Division Six from the date your investment performance begins until the first business day 10 days later (may vary by state). Then we will automatically allocate your investment among the investment options as you have chosen. Any additional Purchase Payments we receive will also be invested in the State Street Global Advisors Money Market Portfolio Division Six and allocated to the investment options at the same time as your initial Purchase Payment.

1% BONUS

At the time that your minimum initial Purchase Payment is made, the Company will credit an additional 1% of the amount to your Account Value as a Bonus. Any subsequent Purchase Payments of at least $5,000 for Non-Qualified and $2,000 for Qualified will also be credited with an additional 1% of the amount to your Account Value as a Bonus. (The 1% Bonus will not be credited for any subsequent Purchase Payments in the State of New Jersey.) The 1% Bonus credit will be applied to the Account Value pro rata by each Variable Account Option(s) and/or the non-DCA Fixed Account Option in the same ratio as the Purchase Payment is allocated. The Company reserves the right to limit its total payment of such Bonus to $5,000.

In any of the following circumstances, the 1% Bonus credit will not be payable:

  - If you return your Contract within the right to return period(1)

    or

  - If you withdraw money from your Account Value within seven years of a Purchase Payment which qualified for the 1% Bonus credit, and the amount of money withdrawn is more than the amount permitted under the Systematic Withdrawal Option or the 10% Free Withdrawal amount(1)(2)
---------------

(1) The Company will subtract the 1% Bonus credit from the Account Value pro rata by each Variable Account Option(s) and/or the non-DCA Fixed Account Option in which you currently have money in. The Company will not subtract any Account Value earned by the 1% Bonus credit.

(2) Not applicable in the State of New Jersey.

Please see the section on "Federal Tax Matters" in this prospectus for information on how the bonus credit is treated by federal tax laws.

PURCHASE PAYMENTS -- an
amount of money you pay to
the Company to receive the
benefits of an annuity
offered by the Contract.

BONUS - an additional
amount paid by the Company,
equal to 1% of the initial
minimum Purchase Payment
and certain subsequent
Purchase Payments.

--------------------------------------------------------------------------------

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Units apply only to the Variable Account Options selected for your account. Purchase Unit values are calculated at the close of regular trading of the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. New York time (see Calculation of Purchase Unit Value below for more information.) Purchase Units will be credited the same business day if Purchase Payments are received by the Company at the address above, before the close of the Exchange. If not, they will be calculated and credited the next business day. Purchase Unit values will vary depending on the net investment results of each of the Variable Account Options. This means the value of your Variable Account Option will fluctuate.

CALCULATION OF PURCHASE UNIT VALUE
The Purchase Unit value for a Division is calculated as shown below:
Step 1: Calculate the gross investment rate:

  Gross Investment Rate
= (EQUALS)
  The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division.
/ (DIVIDED BY)
  The value of the Division for the immediately preceding day on which the values are calculated.

We calculate the gross investment rate as of 4:00 p.m. New York time on each business day when the Exchange is open.
Step 2: Calculate net investment rate for any day as follows:

  Net Investment Rate
= (EQUALS)
  Gross Investment Rate (calculated in Step 1)
- (MINUS)
  Separate Account charges and any income tax charges.

Step 3: Determine Purchase Unit Value for that day.

  Purchase Unit Value for that day.
= (EQUALS)
  Purchase Unit Value for immediate preceding day.
X (MULTIPLIED BY)
  Net Investment Rate (as calculated in Step 2) plus 1.00.

CHOOSING INVESTMENT OPTIONS

There are 17 investment options offered under the Contract. This includes 2 Fixed Account Options and 15 Variable Account Options. The Funds that underlie the Variable Account Options are registered as investment companies under and are subject to regulation of the Act. The Fixed Account Options are not subject to regulation under the Act and are not required to be registered under the Securities Act of 1933. As a result, the SEC has not reviewed data in this prospectus that relates to the Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

FIXED ACCOUNT OPTIONS

Each of the Fixed Account Options are part of the Company's general assets. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in "Profile of the Contract" appearing in this prospectus. The One Year Guarantee Period DCA Fixed Account Option is used exclusively in connection with the Dollar Cost Averaging Program. See the "Dollar Cost Averaging Program" section of this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. We bear the entire investment risk for the Fixed Account Option. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets.
Here is how you may calculate the value of your Fixed Account Option during the Purchase Period:

  Value of Your Fixed Account Options
= (EQUALS)
  All Purchase Payments made to the Fixed Account Options
+ (PLUS)
  Amounts transferred from Variable Account Options to the Fixed
  Account Options
+ (PLUS)
  All interest earned
- (MINUS)
  Amounts transferred or withdrawn from Fixed Account Options
  (including applicable fees and charges)

VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus. A complete discussion of each of the Variable Account Options may be found in the "Variable Account Options" section in this prospectus. Based upon a Variable Account Option's Purchase Unit Value your account will be credited with the applicable number of Purchase Units. The Purchase Unit Value of each Variable Account Option will change daily depending upon the investment performance of the underlying fund (which may be positive or negative) and the deduction of A.G. Separate Account A charges. See the "Fees and Charges" section in this prospectus. Because Purchase Unit Values change daily, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

PURCHASE UNIT -- a
measuring unit used to
calculate your Account
Value during the Purchase
Period. The value of a
Purchase Unit will vary
with the investment experience
of the Separate Account
Division you have selected.

For more information as to
how PURCHASE UNIT VALUES
are calculated, see the
Statement of Additional
Information.

--------------------------------------------------------------------------------

Here is how to calculate the value of each Variable Account Option in your account during the Purchase Period:

  Value of Your Variable Account Option
= (EQUALS)
  Total Number of Purchase Units
X (MULTIPLIED BY)
  Current Purchase Unit Value

STOPPING PURCHASE PAYMENTS

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time before your Contract has been surrendered. The value of the Purchase Units will continue to vary. Your Account Value will continue to be subject to charges.

If your Account Value falls below $500, and you do not make any Purchase Payments for 180 days we may forward to you, at our discretion, written notice that we will close your Account and pay the Account Value 90 days from the date of notice if additional Purchase Payments are not made in amounts sufficient to increase your Account Value to $500 or more.

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------

You may transfer all or part of your Account Value between the various Fixed Account and Variable Account Options in the Contract subject to the limitations on transfers discussed below. Transfer instructions may be made either in writing or by telephone as discussed below. Transfers may be made during the Purchase Period or during the Payout Period.

DURING THE PURCHASE PERIOD

During the Purchase Period, transfers may be made between the Contract's non-DCA Fixed Account Option and the Variable Account Options free of charge. We reserve the right to impose a fee of the lesser of $25 or 2% of the amount transferred for each transfer (which will be deducted from the amount transferred).

We currently permit transfers among the Variable Account Options once per day and from the Variable Account Options to the non-DCA Fixed Account Option once per a six-month period. We may, however, limit the number of transfers you can make. The minimum amount to be transferred in any one transfer is $250 or the entire amount in the Variable Account Option or non-DCA Fixed Account Option from which the transfer is made. If a transfer request would reduce your Account Value in a Division or the non-DCA Fixed Account Option below $500, we will transfer your entire Account Value in that Division or Fixed Account Option.

Transfers from the non-DCA Fixed Account Option to a Variable Account Option are limited to 20% of the non-DCA Fixed Account Option from which the transfer is made from, determined as of the immediately preceding Contract Anniversary.

We currently do not permit transfers from the Variable Account Options to the DCA One Year Guarantee Period Fixed Account Option. Transfers from the DCA One Year Guarantee Period Fixed Account Option may only be made under the Dollar Cost Averaging Program. See the "Dollar Cost Averaging Program -- section of this prospectus.

DURING THE PAYOUT PERIOD

During the Payout Period, transfers may be made between the Variable Account Options and from the Variable Account Options to the non-DCA Fixed Account Option. We will not permit transfers from any Fixed Account Option during the Payout Period. We reserve the right to impose a fee of the lesser of $25 or 2% of the amount transferred for each transfer (which will be deducted from the amount transferred). The minimum amount to be transferred during the Payout Period is $250.

Transfers during the Payout Period are permitted subject to the following limitations:

                % OF ACCOUNT                                 OTHER
ACCOUNT OPTION     VALUE            FREQUENCY           RESTRICTIONS(2)
--------------  ------------  ---------------------  ---------------------
Variable:        Up to 100%      Unlimited among     The minimum amount to
                                Variable Account     be transferred is
                              Options(1). Once per   $250 or the entire
                              year if the transfer   amount in the
                                 is made to the      Variable Account
                              non-DCA Fixed Account  Option if less. The
                                     Option.         minimum amount which
                                                     must remain in the
                                                     Variable Account
                                                     Option after a
                                                     transfer is $500 or
                                                     $0 if the entire
                                                     amount of the
                                                     Variable Account
                                                     Option is
                                                     transferred.
Fixed:              Not                --            --
                 permitted

---------------

(1) AGAIC may change the number of transfers permitted to no more than six (6) transfers per year during the Payout Period.
(2) AGAIC may impose a transfer fee of $25 or 2% of the amount transferred for each transfer above six (6) transfers per year.

COMMUNICATING TRANSFER OR
REALLOCATION INSTRUCTIONS

A written instruction to transfer or reallocate all or part of your Account Value between the various investment options in the Contract should be sent to our Annuity Service Center.

Instructions for transfers or reallocations may be made by calling 1-800-424-4990. Telephone transfers will be allowed unless we have been notified not to accept such telephone instructions. In this event, we must receive written instructions, in order to permit future telephone transfers to be made. Before a transfer will be made by telephone, you must give us the requested identifying information concerning your account(s).

Unless we have been instructed not to accept requests for telephone transfers, anyone may effect a telephone transfer if they furnish the requested information. You will bear any loss resulting from such instructions, whether the caller was specifically authorized by you or not.

No one that we employ or that represents the Company may give telephone instructions on your behalf without the Company's prior written permission. (This does not apply to a contract with the immediate family of an employee or representative of the Company.)

We will send you a confirmation of the completed transfer within 5 days from the date of your instruction. When you receive your confirmation, it is your duty to verify the information shown,

ACCOUNT VALUE -- the total
sum of your Fixed Account
and/or Variable Account
Options that have not yet
been applied to your Payout
Payments.

PURCHASE PERIOD -- the time
between your first Purchase
Payment and your Payout
Period (or surrender).

ANNUITY SERVICE CENTER -- our
Annuity Service Center is
located at 205 E. 10th
Avenue, Amarillo, Texas 79101

CONTRACT ANNIVERSARY -- the date
that the contract is issued
and each yearly anniversary
of that date thereafter.

PAYOUT PERIOD -- the time
that starts when you begin to
withdraw your money in a
steady stream of payments.

--------------------------------------------------------------------------------

and advise us of any errors within one business day.

You will bear the risk of loss arising from instructions received by telephone. We are not responsible for the authenticity of such instructions. Any telephone instructions which we reasonably believe to be genuine will be your responsibility. This includes losses from errors in communication. Telephone transfer instruction may not be made during the Payout Period. We reserve the right to stop telephone transfers at any time.

SWEEP ACCOUNT PROGRAM

During the Purchase Period you may elect to participate in the Sweep Account Program if your Account Value in the non-DCA Fixed Account Option is at least $25,000 on the date that the request for the Sweep Account Program is received by us at the Annuity Service Center. The Sweep Account Program allows you to transfer the earnings from the non-DCA Fixed Account Option to the Variable Account Options. The transfers can be made on an annual, semi-annual, monthly or quarterly basis. All amounts transferred must be in whole percentages, with a 10% minimum to be transferred to each selected Variable Account Option(s). There is no charge for the Sweep Account Program. We do not take into account transfers made pursuant to the Sweep Account Program in assessing any transfer fee.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

- The date of receipt, if received at our Annuity Service Center before the close of regular trading of the Exchange on a day values are calculated; (Normally, this will be 4:00 P.M. New York time); otherwise

- The next date values are calculated.

RESERVATION OF RIGHTS

If a transfer causes your Account Value in the non-DCA Fixed Account Option or Variable Account Option to fall below $500, we may transfer the remaining Account Value in the same proportions as your transfer request.

We may defer any transfer from the Fixed Account Options to the Variable Account Options for up to six months. We also may terminate or restrict transfers at any time.

DOLLAR COST AVERAGING PROGRAM

You may elect the Dollar Cost Averaging Program which permits the systematic transfer of your Account Value from a Fixed Account Option or the State Street Global Advisors Money Market Portfolio Division Six to one or more Variable Account Options not including the State Street Global Advisors Money Market Portfolio Division Six. By allocating amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the effect of market fluctuations. We currently provide two Fixed Account Options, one of which, the DCA One Year Guarantee Period Option, is available only for dollar cost averaging.

We determine the amount of transfers from the DCA Fixed Account Option or the State Street Global Advisors Money Market Portfolio Division Six by dividing the Purchase Payments allocated to the DCA Fixed Account Option or the State Street Global Advisors Money Market Portfolio Division Six by a factor based on the number of months remaining in the term. Transfers from the DCA Fixed Account Option or the State Street Global Advisors Money Market Portfolio Division Six are only available on a monthly basis. We require that you specify each allocation to a Variable Account Option, not including the State Street Global Advisors Money Market Portfolio Division Six, in whole percentages using a maximum of 10 Variable Account options. The minimum amount to be transferred into a Variable Account Option is 10% of the entire amount transferred.

We will transfer your entire Account Value in the DCA Fixed Account Option by the expiration of its term. The minimum amount to be transferred under the Dollar Cost Averaging Program is $250 per a transfer. We currently do not permit transfers to the DCA Fixed Account Option from the Variable Account Options or the non-DCA Fixed Account Option. Transfers from the DCA Fixed Account Option may only be made under the Dollar Cost Averaging Program.

You may enroll in dollar cost averaging for the DCA Fixed Account Option only when you make your initial Purchase Payment. However, you may enroll in dollar cost averaging for the State Street Global Advisors Money Market Portfolio Division Six at any time. There is no charge for dollar cost averaging. We do not take into account transfers made pursuant to the Dollar Cost Averaging Program in assessing any transfer fee.

--------------------------------------------------------------------------------

PORTFOLIO REBALANCING PROGRAM

From time to time, we will make available a portfolio rebalancing program which provides for periodic pre-authorized automatic transfers among the Variable Account Options pursuant to your written allocation instructions. We will make such transfers to maintain a specified percentage allocation of Account Value among the Variable Account Options as selected by you. We require each allocation to a Variable Account Option equal at least 1% of Account Value.

You may elect the portfolio rebalancing program on the date that the request for portfolio rebalancing is received by us at the Annuity Service Center. You may select rebalancing to occur on a monthly, quarterly, semi-annual, or annual basis, and currently, all Variable Account Options are available for portfolio rebalancing. The Fixed Account Options do not participate in portfolio rebalancing.

There is no charge for portfolio rebalancing. We do not take into account transfers made pursuant to the Portfolio Rebalancing Program in assessing any transfer fee.

FEES AND CHARGES
--------------------------------------------------------------------------------

By investing in the Contract, you may be subject to seven basic types of fees and charges:

- Account Maintenance Fee
- Surrender Charge
- Premium Tax Charge
- Separate Account Charges
- Optional Death Benefit Charges
- Fund Annual Expense Charge
- Other Tax Charges

These fees and charges are explained below. For additional information about these fees and charges, see the Fee Table in this prospectus.

ACCOUNT MAINTENANCE FEE

An account maintenance fee of $30 will be deducted on each Contract Anniversary from your Account Value. If all your money in the Contract is withdrawn, the fee will be deducted at that time. The fee will be assessed equally among the Variable Account and Fixed Account Options that make up your Account Value.

The account maintenance fee is to reimburse the Company for our administrative expenses for providing Variable Account and Fixed Account Options. This includes the expense for establishing and maintaining the recordkeeping for your Contract.

During the Purchase Period, if your Account Value on a Contract Anniversary is at least $40,000, we will waive the account maintenance fee for the next Contract Year.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

It is assumed that the Purchase Payments are withdrawn first under the concept of first-in, first-out. No surrender charge will be applied unless an amount is actually withdrawn.

We calculate the surrender charge by multiplying the applicable percentages specified in the table below by the Purchase Payments withdrawn.

Amount of Surrender Charge

A surrender charge may not be greater than:

   NUMBER OF YEARS
        SINCE
  DATE OF PURCHASE       CHARGE AS PERCENTAGE OF
       PAYMENT          PURCHASE PAYMENT WITHDRAWN
  ----------------      --------------------------
          1                         5%
          2                         5%
          3                         5%
          4                         4%
          5                         3%
          6                         2%
          7                         1%
         8+                         0%

10% Free Withdrawal

For each Contract Year after the first Contract Year, up to 10% of the Account Value, determined as of the immediately preceding Contract Anniversary (or if during the first Contract Year, the date the Contract is issued) may be withdrawn once each Contract Year without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value, determined as of the immediately preceding Contract Anniversary.

If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again.

The 10% free withdrawal requires a minimum withdrawal of $100, or if less, the entire Account Value. The minimum amount which must remain in each Division in which you are invested in, after a withdrawal, is $500.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:

- To death benefits;

- To Payout Payments; and

- To partial surrenders through the Systematic Withdrawal Program, in lieu of the 10% free withdrawal, during the first Contract Year, see the "Surrender of Account Value" section of this prospectus.

PREMIUM TAX CHARGE

Taxes on Purchase Payments are imposed by some states, cities, and towns. Currently, rates range from zero to 3.5%.

The timing of tax levies varies from one taxing authority to another. If premium taxes are applicable to a Contract, we will deduct such tax against Account Value in a manner determined by us in compliance with applicable state law. We may deduct an amount for premium taxes either upon:

- receipt of the Purchase Payments;

- the commencement of Payout Payments;

- surrender (full or partial); or

- the payment of death benefit proceeds.

SEPARATE ACCOUNT CHARGES

There will be a mortality and expense risk fee and an administration fee applied to A.G. Separate Account A. These are daily charges at annualized rates of 1.25% and 0.15%, respectively, on the average daily net asset value of A.G. Separate Account A. Each charge is guaranteed and cannot

CONTRACT ANNIVERSARY --the
date that the contract
is issued and each
yearly anniversary
of that date thereafter.

CONTRACT YEAR -- the first
twelve month period and
then each yearly anniversary
of that period following the
issue date of the contract.

--------------------------------------------------------------------------------

be increased by the Company. The mortality and expense risk fee is to compensate the Company for assuming mortality and expense risks under the Contract. The mortality risk that the Company assumes is the obligation to provide payments during the Payout Period for your life no matter how long that might be. In addition, the Company assumes the obligation to pay during the Purchase Period a death benefit. For more information about the death benefit see the "Death Benefit" section of this prospectus. The expense risk is our obligation to cover the cost of issuing and administering the Contract, no matter how large the cost may be.

The Company may make a profit on the mortality and expense risk fee and on the administration fee.

The administration fee is to reimburse the Company for our administrative expenses under the Contract. This includes the expense of administration and marketing (including but not limited to enrollment and Contract Owner education).

For more information about the mortality and expense risk fee and administration fee, see the Fee Table in this prospectus.

OPTIONAL DEATH BENEFIT CHARGES

At the time that your Contract is issued you may choose the Optional Enhanced Death Benefit or the Optional Annual Step-Up Death Benefit, in place of the Standard Death Benefit offered in the Contract. If you choose the Optional Enhanced Death Benefit or the Optional Annual Step-Up Death Benefit there will be a charge on the average daily net asset value of A.G. Separate Account A. These charges are at annualized rates of 0.05% and 0.10%, for the Optional Enhanced Death Benefit and the Optional Annual Step-Up Death Benefit, respectively. Each charge is guaranteed and cannot be increased by the Company. The charge for the Optional Enhanced Death Benefit is to compensate the Company for assuming the mortality risks of the Optional Enhanced Death Benefit. The charge for the Optional Annual Step-Up Death Benefit is to compensate the Company for assuming the mortality risks of the Optional Annual Step-Up Death Benefit. The mortality risk that the Company assumes is the obligation to provide a higher death benefit payment than the Standard Death Benefit. There is no charge for the Standard Death Benefit. For more information about the Optional Death Benefit Charges, see the "Death Benefit" section of this prospectus.

The Company may make a profit on the optional death benefit charges. For more information on the optional death benefit charges, see the "Fee Table" in this prospectus.

FUND ANNUAL EXPENSE CHARGES

Investment management charges based on a percentage of each Fund's average daily net assets are payable by each Fund. Depending on the Variable Account Option selected, the charges will be paid by each Fund to its investment adviser. These charges and other Fund charges and expenses are fully described in the prospectuses for the Funds. These charges indirectly cost you because they lower your return.

OTHER TAX CHARGES

We reserve the right to charge for certain taxes (other than premium taxes) that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

PAYOUT PERIOD
--------------------------------------------------------------------------------

The Payout Period (Annuity Period) begins when you decide to withdraw your money in a steady stream of payments. You select the date to begin the Payout Period, the Payout Date. If you do not select a date to begin the Payout Period, then the Payout Period will begin when you reach age 85. You may change the date selected to begin the Payout Period at any time before the Payout Date. You may apply any portion of your Account Value to one of the types of Payout Options listed below. You may choose to have your Payout Option on either a fixed, a variable, or a combination payout basis. When you choose to have your Payout Option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under Fixed Payout, you will receive payments from the Company. These payments are fixed and guaranteed by the Company. The amount of these payments will depend on:

  - Type and duration of Payout Option chosen;

  - Your age or your age and the age of your survivor(1);

  - Your sex or your sex and the sex of your survivor(1)(2);

  - The portion of your Account Value being applied; and

  - The payout rate being applied and the frequency of the payments.

(1) This applies only to joint and survivor payouts.
(2) Not applicable for certain Contracts.

VARIABLE PAYOUT

With a Variable Payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit Value is calculated just like the Purchase Unit Value for each Variable Account Option except that the Payout Unit Value includes a factor for the Assumed Investment Rate. For additional information on how Payout Payments and Payout Unit Values are calculated, see the Statement of Additional Information.

In determining your first Payout Payment, an Assumed Investment Rate of 3% is used. If the net investment experience of the Variable Account Option exceeds the Assumed Investment Rate, your next payment will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your Assumed Investment Rate, your next payment will be less than your first payment.

COMBINATION FIXED AND VARIABLE
PAYOUT

With a Combination Fixed and Variable Payout, you may choose:

  - From your existing Variable Account Options (payments will vary); with a

  - Fixed Payout (payment is fixed and guaranteed).

PAYOUT DATE

The Payout Date is the date elected by you on which your payout payments will start and is subject to our approval. You may change the Payout Date subject to our approval. We will notify you of the approaching Payout Date 60 to 90 days prior to such date. Unless you select a Payout Date, we will automatically extend the Payout Date to begin at the later of when you attain age 85 or ten years after we issue the Contract. Generally, for qualified contracts, the Payout Date may begin when you attain age 59 1/2 or separate from service, but must begin no later than April 1 following the calendar year you reach age
70 1/2 or the calendar year in which you retire. However, the date may be later for participants in 403(b) plans. Non-qualified annuities do not have a specific date. For additional information on the minimum distribution rules that apply to payments under IRA or 403(b) plans, see "Federal Tax Matters" in this prospectus and in the Statement of Additional Information.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

  - LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the beneficiary. For example, it would be possible under this option for the Annuitant to receive only one payout payment if he died prior to the date of the second payment, two if he died before the third payment.

  - LIFE WITH PERIOD CERTAIN -- payments are made to you during your lifetime; but if you die before the guaranteed period has expired, your beneficiary will receive payments for the rest of your guaranteed period.

PAYOUT UNIT -- a measuring
unit used to calculate Payout
Payments from your Variable
Account Option. Payout Unit
values will vary with the
investment experience of the
A.G. Separate Account A
Division you have selected.

ASSUMED INVESTMENT
RATE -- the rate used to
determine your first monthly
Payout Payment per
thousand dollars of Account
Value in your Variable
Account Option(s).

--------------------------------------------------------------------------------

   - JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and your joint annuitant. Upon the death of either you or your joint annuitant, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require payouts during their joint lives and are not concerned with providing for beneficiaries at death of the last survivor. For example, it would be possible under this option for the Joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment. Additionally, it would be possible for the Joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

   PAYOUT INFORMATION

   Once your Payout Payments have begun, the option you have chosen may not be changed. Any one of the Variable Account Options may result in your receiving unequal payments during your life expectancy. If payments begin before age
   59 1/2, you may suffer unfavorable tax consequences if you do not meet an exception to federal tax law. See "Federal Tax Matters" in this prospectus.

   Your Payment Option should be selected at least 15 days before your Payout Date. If such selection is not made and state or federal law does not require the selection of the Joint and Survivor Life Option:

      - Payments will be made under the Life with Period Certain Option,

      - The payments will be guaranteed for a 10 year period,

      - The payments will be based on the allocation used for your Account
        Value,

      - The non-DCA Fixed Account Option will be used to distribute payments to you on a Fixed Payout basis, and

      - Variable Account Options will be used to distribute payments to you on a Variable Payout basis.

   Most Payout Payments are made monthly; however, Payout Payments may also be made as quarterly, semi-annual or annual installments. If you have chosen either a Fixed or Variable Payout Option and if the amount of your payment is less than $200, we reserve the right to reduce the number of payments made each year so each of your payments is at least $200. If you have chosen a combination of Fixed and Variable Payout Options and the amount of your payment is less than $100, we reserve the right to reduce the number of payments made each year so each of your payments is at least $100.

For more information about
PAYOUT OPTIONS
available under the Contract,
see the "Statement of
Additional Information".

SURRENDER OF ACCOUNT VALUE
--------------------------------------------------------------------------------

WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  - allowed under federal and state law; and

  - allowed under your retirement plan.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus.

You may be subject to a 10% federal tax penalty for partial or total surrenders made before age 59 1/2, see "Federal Tax Matters" in this prospectus.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered at any time can be determined as follows:

                                               Your
                                              Account
       Allowed                               Value(1)
      Surrender                              - (MINUS)
        Value                             Any Applicable
                          = (EQUALS)         Surrender
                                            Charge, any
                                         applicable taxes
                                            and Account
                                          Maintenance Fee

  (1) Equals the Account Value next computed after your properly completed request for surrender is received at the Annuity Service Center.

There is no guarantee that the Surrender Value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

We will mail to you the Surrender Value within 7 calendar days after we receive your properly completed surrender request at the Annuity Service Center. However, we may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See your current Fund(s)' prospectuses for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment which has not cleared the banking system. We may delay payment of that portion of your Surrender Value until the check clears. The rest of the Surrender Value will be processed as usual.

SURRENDER RESTRICTIONS

Generally, Internal Revenue Code Section 403(b)(11) permits total or partial distributions from a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age 59 1/2, separation from service, death or disability.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, and in many Section 403(b) contracts, no surrender or partial surrender will be allowed except for termination of employment, attainment of age 70 1/2, retirement or death.

PARTIAL SURRENDER

You may request a partial surrender of your Account Value at any time during the Purchase Period. A partial surrender plus any surrender charge will reduce your Account Value.

To process your partial surrender, you may specify the Account Value that should be deducted from each investment option. If you fail to provide us with this information, we may deduct the partial surrender from each investment option in which your Account Value is held on a pro rata basis.

The minimum partial surrender we will allow is $100 or your entire Account Value, if less.

We reserve the right to defer the payment of a partial surrender from the non-DCA Fixed Account Option for up to six months. We currently do not permit partial surrenders from the DCA Fixed Account Option.

SYSTEMATIC WITHDRAWAL PROGRAM

The Systematic Withdrawal Program allows you to make withdrawals in a Contract Year of up to 10% of your Account Value without the imposition of a surrender charge. If you withdraw more than 10% of your Account Value, you will be subject to a surrender charge. Account Value, for purposes of the Systematic Withdrawal Program, is determined as of the immediately preceding Contract Anniversary or, if during the first Contract Year, the date we issue you the Contract. See the "Fees and Charges" section in this prospectus.

If within seven years of a Purchase Payment, you withdraw more than 10% of your Account Value, then the 1% Bonus credit will not be payable to you. See the "Purchase Period" section in this prospectus.

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method described in your Contract. Withdrawals using this method are eligible for the 10% free withdrawal privilege each Contract Year. The Systematic Withdrawal Program provides for:

  - Payments to be made to you;

  - Payment over a stated period of time;

  - Payment of a stated yearly dollar amount or percentage.

We may require a minimum withdrawal of $100 per a withdrawal under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Option or the Fixed Account Option which you selected. A systematic withdrawal election may be changed or revoked at no charge. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change its terms, at any time.

--------------------------------------------------------------------------------

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

See "Federal Tax Matters" in this prospectus and in the Statement of Additional Information for more information about required distributions imposed by tax law.

For an explanation of possible adverse tax consequences of a surrender, see "Federal Tax Matters" in this prospectus and in the Statement of Additional Information.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

We issue other fixed and/or variable annuity contracts (other contracts) in addition to ElitePlus Bonus. We will allow you, under certain conditions, to exchange from one of these other contracts to ElitePlus Bonus. If you elect to exercise an exchange, you should contact our Annuity Service Center at the address shown in the back of this prospectus. An exchange may require the issuance of a contract or may be subject to any other requirements that the Company may impose. Below are certain provisions regarding an exchange into ElitePlus Bonus. Please carefully read this entire prospectus for a more detailed description of ElitePlus Bonus.

RESTRICTIONS ON EXCHANGE PRIVILEGE

We will impose certain general restrictions and rules on the exchange privileges.

You will be subject to the rules concerning transfers among investment options as stated in the Transfers Between Investment Options section in this prospectus. We may, at our option, waive any transfer restrictions for a stated period of time. If we waive these transfer restrictions, you will be allowed to exchange to any investment option available in ElitePlus Bonus. Please read the "Transfers Between Account Options" section in this prospectus.

WE RESERVE THE RIGHT TO TERMINATE, MODIFY OR SUSPEND THESE EXCHANGE PRIVILEGES AT ANY TIME.

CHARGES AND TAXES

While we impose no fee for an exchange, you will be subject to all of the fees and charges stated in this prospectus. These fees and charges may include a surrender charge, mortality and expense risk fee, administrative fee, account maintenance fee and certain other fees and charges. These charges will be incurred even though you may not have them on the contract you were in before your exchange into ElitePlus Bonus. Please read the "Fees and Charges" section of this prospectus.

Please read the "Federal Tax Matters" section in this prospectus for information about the federal income tax treatment of ElitePlus Bonus.

DEATH BENEFITS
--------------------------------------------------------------------------------

The Contract will pay a death benefit during either the Purchase Period or the Payout Period. How the death benefit will be paid is discussed below. The death benefit provisions in the Contract may vary from state to state.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

- In a lump sum; or

- Payment of the entire death benefit within 5 years of the date of death; or

- In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option.

Payment of any death benefits must be within the time limits set by federal tax law.

SPECIAL INFORMATION FOR NON-TAX QUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a Non-Qualified Contract are not the same person. If this is the case, and the Contract Owner dies, death benefits must be paid:

- commencing within 5 years of the date of death; or

- beginning within 1 year of the date of death under:

  - a life annuity with or without a period certain, or

  - an annuity for a designated period not extending beyond the life expectancy of the Beneficiary.

JOINT OWNER SPOUSAL ELECTION INFORMATION

The Beneficiary will receive the Death Benefit payout if:

- the Contract Owner dies before the Payout Date, or

- the Annuitant dies during the Annuity Period.

If the Annuitant dies before the Annuity date, the Owner may designate a new Annuitant or become the Annuitant.

With regard to Joint Owners of a Non-Qualified Contract, the Death Benefit is payable upon the death of either Owner during the Purchase Period. However, in the event of your death where the sole Beneficiary of the Non-Qualified Contract is your spouse, your spouse may continue the Contract as Owner, in lieu of receiving the Death Benefit.

DURING THE PURCHASE PERIOD

Three types of death benefits are available if death occurs during the Purchase Period. The Standard Death Benefit, the Optional Enhanced Death Benefit or the Optional Annual Step-Up Death Benefit. Your choice of death benefit must be made at the time that the Contract is issued. If you do not make a choice of death benefit at the time that the contract is issued then you will automatically be given the Standard Death Benefit. You will be required to pay a charge if you choose the Optional Enhanced Death Benefit or the Optional Annual Step-Up Death Benefit. There is no charge for the Standard Death Benefit offered by the Contract.

STANDARD DEATH BENEFIT

If death occurs before your 80th birthday, then the Death Benefit during the Purchase Period will be the greater of:

- Your Account Value on the date both proof of death and election of the payment method are received by the Company at its Annuity Service
  Center;
  - 100% of Purchase Payments (to Fixed and/or
    Variable Account Options)
    - (MINUS)
    Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option;
      OR
  - The greatest Account Value on any prior seventh
    Contract Anniversary plus any Purchase Payments made after such Contract Anniversary.
    - (MINUS)
    Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option made after such Contract
    Anniversary

If death occurs at the age of 80 or older, than the Death Benefit during the Purchase Period will be:

  Your Account Value on the date both proof of death and election of the payment method are received by the Company at its Annuity Service
  Center.

BENEFICIARY -- the person
designated to receive Payout
Payments or the Account Value
upon the death of
an Annuitant or the Owner.

ANNUITANT -- the individual,
(in most cases this person is
you) to whom Payout
Payments will be paid. The
Annuitant is also the
measuring life for the Contract.

FIXED ACCOUNT OPTIONS -- a
particular subaccount into
which your Purchase
Payments and Account Value
may be allocated to fixed
investment options.  Currently,
there are two Fixed
Account Options: the non-DCA
Fixed Account Option and the
DCA One Year Guarantee Period
Option. The non-DCA Fixed
Account Option is guaranteed to
earn at least a minimum
rate of interest.

VARIABLE ACCOUNT
OPTIONS -- Investment
Options that correspond to
A.G. Separate Account A
Divisions offered by the
Contract. Investment returns
on Variable Account Options
will be positive or negative
depending on the investment
performance of the
underlying mutual fund.

CONTRACT ANNIVERSARY --the
date that the contract
is issued and each
yearly anniversary
of that date thereafter.

--------------------------------------------------------------------------------

OPTIONAL ENHANCED DEATH BENEFIT

If death occurs before your 75th birthday, then the Death Benefit during the Purchase Period will be the greater of:

- Your Account Value on the date both proof of death and election of the payment method are received by the Company at its Annuity Service
  Center;
  - 100% of Purchase Payments (to Fixed and/or
    Variable Account Options)
    - (MINUS)
    Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option;
  - The greatest Account Value or any prior seventh
    Contract Anniversary plus any purchase Payments made after such Contract Anniversary
    - (MINUS)
    Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option made after such Contract
    Anniversary;
    OR
  - The total amount of Purchase Payments made up to the date of death accumulated at a 3% interest rate each year
    - (MINUS)
    Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option accumulated at a 3% interest rate each year, not to exceed 200% of Purchase Payment made minus all prior withdrawals and any surrender charges.

If death occurs at the age of 75 or older, than the Death Benefit during the Purchase Period will be the Standard Death Benefit.

You will be charged a fee for choosing the Optional Enhanced Death Benefit, see the "Fees and Charges" section in this prospectus.

OPTIONAL ANNUAL STEP-UP DEATH BENEFIT

If death occurs before your 75th birthday, then the Death Benefit during the Purchase Period will be the greater of:

- Your Account Value on the date of proof of death and election of the payment method are received by the Company at its Annuity Service Center;
  - 100% of Purchase Payments (to Fixed and/or
    Variable Account Options)
    - (MINUS)
    Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option;
      OR
  - The greatest Account Value on any prior
    Contract Anniversary plus any purchase Payments made after such Contract Anniversary
    - (MINUS)
    Amount of all prior withdrawals, charges and any portion of Account Value applied under a Payout Option made after such Contract
    Anniversary

If death occurs at the age of 75 or older, than the Death Benefit during the Purchase Period will be the Standard Death Benefit.

You will be charged a fee for choosing the Optional Annual Step-Up Death Benefit, see the "Fees and Charges" section in this prospectus.

DURING THE PAYOUT PERIOD

If the Annuitant dies during the Payout Period, your Beneficiary may receive any continuing payments under the Payout Option that you selected. The Payout Options available in the Contract are described in the "Payout Period" section of this prospectus.

HOW TO REVIEW INVESTMENT PERFORMANCE
OF SEPARATE ACCOUNT DIVISIONS
--------------------------------------------------------------------------------

We will advertise information about the investment performance of A.G. Separate Account A Divisions. Our advertising of past investment performance results does not mean that future performance will be the same. The performance information will not predict what your actual investment experience will be in that Division or show past performance under an actual contract. We may also show how the Divisions rank on the basis of data compiled by independent ranking services.

TYPES OF INVESTMENT PERFORMANCE
INFORMATION ADVERTISED

We may advertise the Division's Total Return Performance information and Yield Performance information.

TOTAL RETURN PERFORMANCE INFORMATION

Total Return Performance Information is based on the overall dollar or percentage change in value of an assumed investment in a Division over a given period of time.

There are seven ways Total Return Performance Information may be advertised:

  - Standard Average Annual Total Return
  - Nonstandard Average Annual Total Return
  - Cumulative Total Return
  - Annual Change in Purchase Unit Value
  - Cumulative Change in Purchase Unit Value
  - Total Return Based on Different Investment Amounts
  - An Assumed Account Value of $10,000

Each of these is described below.

STANDARD AVERAGE ANNUAL TOTAL RETURN

Standard Average Annual Total Return shows the average percentage change in the value of an investment in the Division from the beginning to the end of a given historical period. The results shown are after all charges and fees have been applied against the Division. This will include account maintenance fees and surrender charges that would have been deducted if you surrendered the Contract at the end of each period shown. Premium taxes are not deducted. This information is calculated for each Division based on how an initial assumed payment of $1,000 performed at the end of 1, 3, 5 and 10 year periods. If Standard Average Annual Return for a Division is not available for a stated period, we may show the Standard Average Annual Return since Division inception.

The return for periods of more than one year are annualized to obtain the average annual percentage increase (or decrease) during the period. Annualization assumes that the application of a single rate of return each year during the period will produce the ending value, taking into account the effect of compounding.

NONSTANDARD AVERAGE ANNUAL TOTAL RETURN

Nonstandard Average Annual Total Return is calculated in the same manner as the Standard Average Annual Total Return. However, Nonstandard Average Annual Total Return shows only the historic investment results of the Division. Account maintenance fees, surrender charges and premium taxes are not deducted. The SEC staff takes the position that performance information of an underlying Fund reduced by Account fees for a period prior to the inception of the corresponding Division is nonstandard performance information regardless of whether all Account fees and charges are deducted.

CUMULATIVE TOTAL RETURN

Cumulative Total Return assumes the investment in the Contract will stay in the Division beyond the time that a surrender charge would apply. It may be calculated for 1, 3, 5 and 10 year periods. If Cumulative Total Return for a Division is not available for a stated period, we may show the Cumulative Total Return since Division inception. It is based on an assumed initial investment of $10,000. The Cumulative Return will be calculated without deduction of account maintenance fees, surrender charges or premium taxes.

ANNUAL CHANGE IN PURCHASE UNIT VALUE

Annual Change in Purchase Unit Value is a percentage change during a one year period or since inception. This is calculated as follows:

  - The Purchase Unit Value at the start of the year is subtracted from the Purchase Unit Value at the end of the period or year;

  - The difference is divided by the Purchase Unit Value at the start of the period or year.

Account maintenance fees, surrender charges and premium taxes are not deducted. The effect of these charges, if deducted, would reduce the Division's Annual Change in Purchase Unit Value.

CUMULATIVE CHANGE IN PURCHASE UNIT VALUE

Cumulative Change in Purchase Unit Value is a percentage change from the beginning to the ending of a period usually greater than one year.

DIVISIONS -- subaccounts of
A.G. Separate Account A
which represent the Variable
Account Options in the
Contract. Each Division
invests in a different mutual
fund, each having its own
investment objective and
strategy.

PURCHASE PAYMENTS -- an
amount of money you pay to
the Company to receive the benefits
of an annuity Contract offered
by the Contract.

For more information on how
TOTAL RETURN PERFORMANCE
INFORMATION is calculated,
see the Statement of
Additional Information.

--------------------------------------------------------------------------------

Otherwise, it is calculated in the same way as the Annual Change in Purchase Unit Value.

TOTAL RETURN BASED ON DIFFERENT
INVESTMENT AMOUNTS

We may show total return information based on different investment amounts. For example, we may show $200 a month for 10 years, or $100 a month to age 65. Fees may or may not be included. Each performance illustration will explain the Contract charges and fees imposed on the Division.

AN ASSUMED ACCOUNT VALUE OF $10,000

We may show annual values based on an initial investment of $10,000. This will not reflect any deduction for account maintenance fees, surrender charges and premium taxes.

YIELD PERFORMANCE INFORMATION

We may advertise Yield Performance, at a given point in time. A Division's yield is one way of showing the rate of income the Division is earning as a percentage of the Division's Purchase Unit Value.

DIVISIONS OTHER THAN MONEY MARKET FUND DIVISIONS

We may advertise the standardized yield performance for each Division. The yield for each Division will be determined as follows:

  - We will subtract the account maintenance fee from the average daily net investment income per Purchase Unit;

  - We will divide the remainder by the Purchase Unit Value on the last day of the period; and

  - We will annualize the result.

PERFORMANCE INFORMATION:

AVERAGE ANNUAL TOTAL RETURN, CUMULATIVE RETURN AND ANNUAL AND CUMULATIVE CHANGE IN PURCHASE UNIT VALUE TABLES.

In the sections above we have described a number of ways we may advertise information about the investment performance of A.G. Separate Account A Divisions. Certain performance information for A.G. Separate Account A Divisions 1-7 is printed in the four tables below.

The information presented does not reflect the advantage under the Contract of deferring federal income tax on increases in Account Value due to earnings attributable to Purchase Payments (see "Federal Tax Matters" in this prospectus and in the Statement of Additional Information.) The information presented also does not reflect the advantage under Qualified Contracts of deferring federal income tax on Purchase Payments.

The performance results shown in the following tables are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Contract Owner.

                                                                         TABLE I

                          AVERAGE ANNUAL TOTAL RETURN
WITH SURRENDER CHARGE, ENHANCED DEATH BENEFIT CHARGE AND ACCOUNT MAINTENANCE FEE
                                    IMPOSED*
        (FROM SEPARATE ACCOUNT DIVISION INCEPTION TO DECEMBER 31, 1998)

                                                              DIVISION
                                                              INCEPTION      SINCE
                    FUND AND DIVISION**                         DATE       INCEPTION    3 YEARS    1 YEAR
                    -------------------                       ---------    ---------    -------    ------
American General U.S. Government Securities Portfolio
  (Division 4)(1)...........................................  02/06/96        3.70%         --       0.80%
Credit Suisse Growth and Income Portfolio (Division 1)......  10/20/95       15.08       13.59%      7.37
Credit Suisse International Equity Portfolio (Division 2)...  10/20/95        4.36        3.19      (7.41)
EliteValue Portfolio (Division 3)...........................  01/02/96       14.96          --       0.05
State Street Global Advisors Growth Equity Portfolio
  (Division 5)..............................................  10/20/95       21.63       21.71      14.69
State Street Global Advisors Money Market Portfolio
  (Division 6)..............................................  10/10/95        2.36        2.07      (1.43)
Van Kampen Emerging Growth Portfolio (Division 7)...........  01/02/96       22.21          --      29.42

---------------

* The Performance figures in the Table reflect the investment performance for the Divisions for the stated periods and should not be used to infer that future performance will be the same. The performance figures in the Table do not reflect a deduction for the Annual Step-Up Death Benefit Charge which first became available under the Contracts on June 1, 1998.

** The AIM V.I. Capital Appreciation Fund Division 8, the AIM V.I. Diversified Income Fund Division 9, the Oppenheimer Capital Appreciation Fund/VA Division 10, the Oppenheimer High Income Fund/VA Division 12, the Oppenheimer Main Street Growth & Income Fund/VA Division 11, the Oppenheimer Small Cap Growth Fund/VA Division 13, the Templeton Developing Markets
    Fund -- Class 2 Division 14 and the Templeton International Fund -- Class 2 Division 15 have only recently been offered through ElitePlus Bonus. Accordingly, no performance information is available for such Divisions.

(1) The American General U.S. Government Securities Portfolio was formerly known as the Salomon Brothers U.S. Government Securities Portfolio.

                                                                        TABLE II
                          AVERAGE ANNUAL TOTAL RETURN
 WITH NO SURRENDER CHARGE, ENHANCED DEATH BENEFIT CHARGE OR ACCOUNT MAINTENANCE
                                  FEE IMPOSED*
        (FROM SEPARATE ACCOUNT DIVISION INCEPTION TO DECEMBER 31, 1998)

                                                              INCEPTION      SINCE
                    FUND AND DIVISION**                         DATE       INCEPTION    3 YEARS    1 YEAR
                    -------------------                       ---------    ---------    -------    ------
American General U.S. Government Securities Portfolio
  (Division 4)..............................................  02/06/96        5.30%         --      5.98%
Credit Suisse Growth and Income Portfolio (Division 1)......  10/20/95       16.26       15.07%    12.57
Credit Suisse International Equity Portfolio (Division 2)...  10/20/95        5.78        4.91     (2.24)
EliteValue Portfolio (Division 3)...........................  01/02/96       16.23          --      5.23
State Street Global Advisors Growth Equity Portfolio
  (Division 5)..............................................  10/20/95       22.69       23.04     19.90
State Street Global Advisors Money Market Portfolio
  (Division 6)..............................................  10/10/95        3.83        3.83      3.76
Van Kampen Emerging Growth Portfolio (Division 7)...........  01/02/96       23.38          --     34.65

---------------

* The Performance figures in the Table reflect the investment performance for the Divisions for the stated periods and should not be used to infer that future performance will be the same.

** The AIM V.I. Capital Appreciation Fund Division 8, the AIM V.I. Diversified
   Income Fund Division 9, the Oppenheimer Capital Appreciation Fund/VA Division 10, the Oppenheimer High Income Fund/VA Division 12, the Oppenheimer Main Street Growth & Income Fund/VA Division 11, the Oppenheimer Small Cap Growth Fund/VA Division 13, the Templeton Developing Markets Fund -- Class 2 Division 14 and the Templeton International Fund -- Class 2 Division 15 have only recently been offered through ElitePlus Bonus. Accordingly, no performance information is available for such Divisions.

                                                                       TABLE III
                               CUMULATIVE RETURN
 WITH NO SURRENDER CHARGE, ENHANCED DEATH BENEFIT CHARGE OR ACCOUNT MAINTENANCE
                                  FEE IMPOSED*
        (FROM SEPARATE ACCOUNT DIVISION INCEPTION TO DECEMBER 31, 1998)

                                                              DIVISION
                                                              INCEPTION      SINCE
                    FUND AND DIVISION**                         DATE       INCEPTION    3 YEARS    1 YEAR
                    -------------------                       ---------    ---------    -------    ------
American General U.S. Government Securities Portfolio
  (Division 4)..............................................  02/06/96       16.16%         --      5.98%
Credit Suisse Growth and Income Portfolio (Division 1)......  10/20/95       61.94       52.37%    12.57
Credit Suisse International Equity Portfolio (Division 2)...  10/20/95       19.69       15.48     (2.24)
EliteValue Portfolio (Division 3)...........................  01/02/96       56.94          --      5.23
State Street Global Advisors Growth Equity Portfolio
  (Division 5)..............................................  10/20/95       92.38       86.26     19.90
State Street Global Advisors Money Market Portfolio
  (Division 6)..............................................  10/10/95       12.90       11.93      3.76
Van Kampen Emerging Growth Portfolio (Division 7)...........  01/02/96       87.72          --     34.65

---------------

 * The Performance figures in the Table reflect the investment performance for the Divisions for the stated periods and should not be used to infer that future performance will be the same.

** The AIM V.I. Capital Appreciation Fund Division 8, the AIM V.I. Diversified
   Income Fund Division 9, the Oppenheimer Capital Appreciation Fund/VA Division 10, the Oppenheimer High Income Fund/VA Division 12, the Oppenheimer Main Street Growth & Income Fund/VA Division 11, the Oppenheimer Small Cap Growth Fund/VA Division 13, the Templeton Developing Markets Fund -- Class 2 Division 14 and the Templeton International Fund -- Class 2 Division 15 have only recently been offered through ElitePlus Bonus. Accordingly, no performance information is available for such Divisions.

                                                                       TABLE IV

              ANNUAL AND CUMULATIVE CHANGE IN PURCHASE UNIT VALUE*
 WITH NO SURRENDER CHARGE, ENHANCED DEATH BENEFIT CHARGE OR ACCOUNT MAINTENANCE
                                  FEE IMPOSED
               (PERIOD FROM SEPARATE ACCOUNT DIVISION INCEPTION)

                                                              ANNUAL CHANGE IN PURCHASE UNIT VALUE FOR
                                                                   THE 12 MONTHS ENDED DECEMBER 31
                                                              -----------------------------------------
                    FUND AND DIVISION**                         1998       1997       1996       1995
                    -------------------                       --------   --------   --------   --------
American General U.S. Government Securities Portfolio
  (Division 4)..............................................    5.98%      7.36%      2.08%        --
Credit Suisse Growth and Income Portfolio (Division 1)......   12.57      20.62      12.22       6.28%
Credit Suisse International Equity Portfolio (Division 2)...   (2.24)      2.84      14.86       3.65
Elite Value Portfolio (Division 3)..........................    5.23      19.39      24.92         --
State Street Global Advisors Growth Equity Portfolio
  (Division 5)..............................................   19.90      29.83      19.65       3.29
State Street Global Advisors Money Market Portfolio
  (Division 6)..............................................    3.76       4.02       3.71       0.86
Van Kampen Emerging Growth Portfolio (Division 7)...........   34.65      18.76      17.39         --

------------

  * The performance figures in the Table reflect the investment performance for the Divisions for the stated periods and should not be used to infer that future performance will be the same. The AIM V.I. Capital Appreciation Fund Division 8, the AIM V.I. Diversified Income Fund Division 9, the Oppenheimer Capital Appreciation Fund/VA Division 10, the Oppenheimer High Income Fund/VA Division 12, the Oppenheimer Main Street Growth & Income Fund/VA Division 11, the Oppenheimer Small Cap Growth Fund/VA Division 13, the Templeton Developing Markets Fund -- Class 2 Division 14 and the Templeton International Fund -- Class 2 Division 15 have only recently been offered through ElitePlus Bonus. Accordingly, no performance information is available for such Divisions.

 ** For the year in which the underlying Fund commenced operations, less than a full year's performance has been reflected, which is not annualized.

                                                               CUMULATIVE CHANGE IN PURCHASE UNIT
                                                                VALUE FOR EACH PERIOD END SINCE
                                                                            12/31/95
                                                              ------------------------------------
                    FUND AND DIVISION**                        1998      1997      1996      1995
                    -------------------                       -------   -------   -------   ------
American General U.S. Government Securities Portfolio
  (Division 4)..............................................   16.16%     9.60%     2.08%      --
Credit Suisse Growth and Income Portfolio (Division 1)......   61.94     43.86     19.27     6.28%
Credit Suisse International Equity Portfolio(Division 2)....   19.69     22.43     19.05     3.65
Elite Value Portfolio (Division 3)..........................   56.94     49.14     24.92       --
State Street Global Advisors Growth Equity Portfolio
  (Division 5)..............................................   92.38     60.46     23.59     3.29
State Street Global Advisors Money Market Portfolio
  (Division 6)..............................................   12.90      8.81      4.60     0.86
Van Kampen Emerging Growth Portfolio (Division 7)...........   87.72     39.41     17.39       --

------------

  * The performance figures in the Table reflect the investment performance for the Divisions for the stated periods and should not be used to infer that future performance will be the same. The AIM V.I. Capital Appreciation Fund Division 8, the AIM V.I. Diversified Income Fund Division 9, the Oppenheimer Capital Appreciation Fund/VA Division 10, the Oppenheimer High Income Fund/VA Division 12, the Oppenheimer Main Street Growth & Income Fund/VA Division 11, the Oppenheimer Small Cap Growth Fund/VA Division 13, the Templeton Developing Markets Fund -- Class 2 Division 14 and the Templeton International Fund -- Class 2 Division 15 have only recently been offered through ElitePlus Bonus. Accordingly, no performance information is available for such Divisions.

 ** For the year in which the underlying Fund commenced operations, less than a full year's performance has been reflected, which is not annualized.

OTHER CONTRACT FEATURES
--------------------------------------------------------------------------------

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

The right to name or change a Beneficiary may be subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain tax laws and regulations.

If the Owner dies, and there is no Beneficiary, any death benefit will be payable to the Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CANCELLATION -- THE 10 DAY "FREE LOOK"

You may cancel the Contract by returning it to the Company within 10 days after delivery. A longer period will be allowed if required under state law. A refund will be made to you within 7 days after receipt of the Contract within the required period. The refund amount will be your Purchase Payment, adjusted to reflect investment experience within the State Street Global Advisors Money Market Portfolio Division 6.

WE RESERVE CERTAIN RIGHTS

We reserve the right to:
  - Amend the Contract to conform with substitutions of investments;

  - Amend the Contract to comply with tax or other laws;

  - Operate A.G. Separate Account A as a management investment company under the Investment Company Act of 1940 ("1940 Act"), in consideration of an investment management fee or in any other form permitted by law; and

  - Deregister A.G. Separate Account A under the 1940 Act, if registration is no longer required.

VOTING RIGHTS
--------------------------------------------------------------------------------

As discussed in the "About A.G. Separate Account A" section of this prospectus, A.G. Separate Account A holds on your behalf shares of the Funds which comprise the Variable Account Options. From time to time the Funds are required to hold a shareholder meeting to obtain approval from their shareholders for certain matters. As a Contract Owner, you may be entitled to give voting instructions to us as to how A.G. Separate Account A should vote its Fund shares on these matters. Those persons entitled to give voting instructions will be determined before the shareholders meeting is held. For more information about these shareholder meetings and when they may be held, see the Funds' prospectuses.

WHO MAY GIVE VOTING INSTRUCTIONS

In most cases during the Purchase Period, you will have the right to give voting instructions for the shareholder meetings. Contract Owners will instruct A.G. Separate Account A in accordance with these instructions. You will receive proxy material and a form on which voting instructions may be given before the shareholder meeting is held.

You will not have the right to give voting instructions if the Contract was issued in connection with a nonqualified and unfunded deferred compensation plan.

DETERMINATION OF FUND SHARES
ATTRIBUTABLE TO YOUR ACCOUNT

During Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During Payout Period or after a Death
Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

The Funds which comprise the Variable Account Options in the Contract may have a number of shareholders including A.G. Separate Account A, the Company, other affiliated insurance company separate accounts and retirement plans within the American General group of companies and public shareholders.

A.G. Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all the Contract Owners invested in that Fund entitled to give instructions at that shareholder meeting. A.G. Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

The Company will vote the shares of the Funds it holds based on, and in the same proportion as, the voting instructions received from Contract Owners.

In the future, we may decide how to vote the shares of the Company or A.G. Separate Account A in a different manner if permitted at that time under federal securities law.

CONTRACT OWNER -- the person
entitled to the ownership rights
as stated in this prospectus.

A.G. SEPARATE
ACCOUNT A -- a segregated
asset account established by
the Company under the Texas
Insurance Code. The purpose
of A.G. Separate Account A
is to receive and invest your
Purchase Payments and
Account Value in the Variable
Account Options you have
selected.

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

The Contract provides tax-deferred accumulation over time, but is subject to federal income and excise taxes, mentioned briefly below. You should refer to the Statement of Additional Information for further details. Section references are to the Internal Revenue Code ("Code"). We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax adviser regarding how the current rules apply to your specific situation.

TYPE OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program or 408(b) IRA, or is instead a nonqualified Contract. The Contract is used under the following types of retirement arrangements:

  - Section 403(b) annuities for employees of public schools and
     Section 501(c)(3) tax-exempt
     organizations;

  - Section 408(b) individual retirement annuities.

The foregoing Contracts are "Qualified Contracts." Certain series of the Contract may also be available through a nondeductible Section 408A "Roth" individual retirement annuity.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract.

In addition, the Contract is also available through "Non-Qualified Contracts." Such Non-Qualified Contracts generally include unfunded, nonqualified deferred compensation plans of corporate employers, as well as individual annuity contracts issued to individuals outside of the context of any formal employer or employee retirement plan or arrangement. Non-Qualified Contracts generally may invest only in mutual funds which are not available to the general public outside of annuity contracts or life insurance contracts.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the Statement of Additional Information, the documents (if any) controlling the retirement arrangement through which the contract is offered, and your personal tax adviser.

Purchase Payments under the Contract can be made as contributions by employers, or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. After-tax employee contributions constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the Statement of Additional Information for special rules, including those applicable to taxable, non-natural owners of Non-Qualified Contracts.

Transfers among investment options within a variable annuity contract generally are not taxed at the time of such a transfer. However, in 1986 the Internal Revenue Service (IRS) indicated that limitations might be imposed with respect to either the number of investment options available within a contract, or the frequency of transfers between investment options, or both, in order for the contract to be treated as an annuity contract for federal income tax purposes. If imposed, such limitations could be applied to qualified contracts as well as nonqualified contracts, and the Company can provide no assurance that such limitations would not be imposed on a retroactive basis to contracts issued under this prospectus. However, the Company has no present indication that the IRS intends to impose such limitation, or what the terms or scope of those limitations might be.

Distributions are taxed differently depending on the program through which the Contract is offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution which is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations.

Amounts subject to income tax may also incur excise tax under the circumstances described in the Statement of Additional Information. Generally, distributions would also be subject to some form of federal income tax withholding unless rolled into another tax-deferred vehicle.

--------------------------------------------------------------------------------

Required withholding will vary according to type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

Investment earnings on contributions to Non-Qualified Contracts which are not owned by natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes.

EFFECT OF TAX-DEFERRED ACCUMULATIONS

The chart below compares the results from Premium Payments made to:

  - The Contract issued to a tax-favored retirement program purchased with pre-tax premium payments;

  - A non-qualified Contract purchased with after-tax Premium Payments and;

  - Conventional savings vehicles such as savings accounts.

                        THE POWER OF TAX-DEFERRED GROWTH
                                  [BAR GRAPH]

This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax deferred plan, (2) contributing $100 to a nonqualified, tax-deferred annuity, and (3) contributing $100 per month ($138.89 since contributions are made before tax) to a tax-deferred plan such as a 403(b) annuity. The chart assumes a 28% tax rate and an 8% fixed rate of return. Variable options incur mortality and expense risk fee and administration fee charges and may also incur account maintenance fees and surrender charges. The chart does not reflect the deduction of any such fees. The dotted lines represent the amounts remaining after withdrawal and payment of taxes and any surrender charge. An additional 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return.

Unlike savings accounts, Premium Payments made to tax-favored retirement programs and Non-Qualified Contracts generally provide tax deferred treatment of earnings. In addition, Premium Payments made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program increases the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax deferred savings using a 28% Federal tax bracket, an annual fixed yield (BEFORE THE DEDUCTION OF ANY FEES OR CHARGES) of 8% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual fixed yield of 5.76% under a conventional savings program. THE 8% YIELD ON THE TAX-FAVORED PROGRAM WILL BE REDUCED BY THE IMPACT OF INCOME TAXES UPON WITHDRAWAL. The yield will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees and charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a conventional savings account:

                              PAYCHECK COMPARISON

                            TAX-FAVORED        CONVENTIONAL
                            RETIREMENT           SAVINGS
                              PROGRAM            ACCOUNT
                            -----------        ------------
Annual amount available
  for savings before
  federal taxes.........      $2,000              $2,000
Current federal income
  tax due on Purchase
  Payments..............           0                (560)
Net retirement
  contribution Purchase
  Payments..............      $2,000              $1,440

This chart assumes a 28% federal income tax rate. The $560 which is paid toward current federal income taxes reduces the actual amount saved in the conventional savings account to $1,440 while the full $2,000 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,000, the contribution to a tax-qualified retirement program results in a current

--------------------------------------------------------------------------------

out-of-pocket expense of $1,440 while the contribution to a conventional savings account requires the full $2,000 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under
Section 403(b) of the Code, which allows participants to exclude contributions within limits, from gross income.

YEAR 2000
--------------------------------------------------------------------------------

YEAR 2000 RISKS

Like other organizations and individuals around the world, the Company could be adversely affected if the computer systems used by the Company, as well as by other service providers over which the Company may have no control, do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly referred to as the "Year 2000 Problem." The Company is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems the Company uses. The following are some of the initiatives being taken by the Company to deal with the Year 2000 Problem.

- INTERNAL SYSTEMS. The Company has developed a plan to deal with the Year 2000 Problem. This plan includes the five steps that we believe are essential to Year 2000 readiness. The plan includes the following activities: (1) perform an inventory of the Company's information technology and non-information technology systems; (2) assess which items in the inventory may expose the Company to business interruptions caused by the Year 2000 Problem; (3) reprogram or replace systems that are not Year 2000 ready; (4) test systems to prove that they will work correctly into the year 2000; and (5) return the systems to operations. As of December 31, 1998, we have substantially completed all steps with respect to our critical systems.

- EXTERNAL SYSTEMS. The Company has relationships with various third parties that must also be Year 2000 ready. Third parties are companies that provide certain services to the Company. Third parties are different from internal systems in that the Company has less, or no, control over their Year 2000 readiness. The Company has developed a plan to review and try to lessen the Year 2000 risks of third parties. As of December 31, 1998, the Company has substantially completed its review of third party Year 2000 risks. The Company intends to test third party Year 2000 readiness throughout 1999.

- CONTINGENCY PLANS. The Company has begun contingency planning to reduce the risk associated with the Year 2000 Problem. The contingency plans for third party relationships include the following activities: (1) evaluate the consequences of any failures associated with the Year 2000 Problem; (2) determine the chance of a Year 2000-related failure for systems that have a high chance of failing; (3) develop an action plan to complete contingency plans for those systems that rank high in both impact of failure and chance of failure; and (4) complete any action plans.

The Company expects to substantially complete all contingency planning activities by April 30, 1999.

RISKS AND UNCERTAINTIES. Based on the above, the Company believes that it will experience, at most, isolated and minor disruptions of business systems on and after January 1, 2000. These disruptions are not expected to have a material effect on the Company's operations or financial condition. However, it is impossible to know exactly how the Year 2000 Problem will affect the Company. In addition, third party Year 2000 Problems may have a significant impact on the Company.

Through December 1998, the Company has incurred and expensed over $1 million (pretax) related to Year 2000 readiness. The Company currently anticipates that it will incur future costs of over $550,000 for additional internal staff, third party vendors, and other expenses to maintain readiness and complete third party contingency plans.

The tax-qualified retirement program represented in this chart is a plan type, such as one under Section 403(b) of the Code, which allows participants to exclude contributions within limits, from gross income.

YEAR 2000
--------------------------------------------------------------------------------

YEAR 2000 RISKS

Like other organizations and individuals around the world, the Company could be adversely affected if the computer systems used by the Company, as well as by other service providers over which the Company may have no control, do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly referred to as the "Year 2000 Problem." The Company is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems the Company uses. The following are some of the initiatives being taken by the Company to deal with the Year 2000 Problem.

- INTERNAL SYSTEMS. The Company has developed a plan to deal with the Year 2000 Problem. This plan includes the five steps that we believe are essential to Year 2000 readiness. The plan includes the following activities: (1) perform an inventory of the Company's information technology and non-information technology systems; (2) assess which items in the inventory may expose the Company to business interruptions caused by the Year 2000 Problem; (3) reprogram or replace systems that are not Year 2000 ready; (4) test systems to prove that they will work correctly into the year 2000; and (5) return the systems to operations. As of December 31, 1998, we have substantially completed all steps with respect to our critical systems.

- EXTERNAL SYSTEMS. The Company has relationships with various third parties that must also be Year 2000 ready. Third parties are companies that provide certain services to the Company. Third parties are different from internal systems in that the Company has less, or no, control over their Year 2000 readiness. The Company has developed a plan to review and try to lessen the Year 2000 risks of third parties. As of December 31, 1998, the Company has substantially completed its review of third party Year 2000 risks. The Company intends to test third party Year 2000 readiness throughout 1999.

- CONTINGENCY PLANS. The Company has begun contingency planning to reduce the risk associated with the Year 2000 Problem. The contingency plans for third party relationships include the following activities: (1) evaluate the consequences of any failures associated with the Year 2000 Problem; (2) determine the chance of a Year 2000-related failure for systems that have a high chance of failing; (3) develop an action plan to complete contingency plans for those systems that rank high in both impact of failure and chance of failure; and (4) complete any action plans.

The Company expects to substantially complete all contingency planning activities by April 30, 1999.

RISKS AND UNCERTAINTIES. Based on the above, the Company believes that it will experience, at most, isolated and minor disruptions of business systems on and after January 1, 2000. These disruptions are not expected to have a material effect on the Company's operations or financial condition. However, it is impossible to know exactly how the Year 2000 Problem will affect the Company. In addition, third party Year 2000 Problems may have a significant impact on the Company.

Through December 1998, the Company has incurred and expensed over $1 million (pretax) related to Year 2000 readiness. The Company currently anticipates that it will incur future costs of over $550,000 for additional internal staff, third party vendors, and other expenses to maintain readiness and complete third party contingency plans.

Please tear off, complete and return the form below to the Annuity Service Center at the address shown on the inside back cover of this Prospectus. A Statement of Additional Information may also be ordered by calling 1-800-424-4990.

 ................................................................................

                                 THE CONTRACTS

Please send me a free copy of the Statement of Additional Information for A.G. Separate Account A (ElitePlus Bonus).

                             (Please Print or Type)

--------------------------------------------------------------------------------

   Name:                                                  Policy #
   Address:
   Social Security Number:
-------------------------------------------------------------------------------------------------------------

                      (This page intentionally left blank)

Please tear off, complete and return the form below to the Annuity Service Center at the address shown on the inside back cover of this Prospectus. A Statement of Additional Information may also be ordered by calling 1-800-424-4990.

 ................................................................................

                                 THE CONTRACTS

Please send me a free copy of the Statement of Additional Information for A.G. Separate Account A (ElitePlus Bonus).

                             (Please Print or Type)

--------------------------------------------------------------------------------


   Name:                                                  Policy #
   Address:
   Social Security Number:
-------------------------------------------------------------------------------------------------------------

                      (This page intentionally left blank)

                CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                   PAGE
                                                   ----
General Information..............................    3
    Marketing Information........................    3
    Endorsements and Published Ratings...........    4
Types of Variable Annuity Contracts..............    4
Variable Annuity Contract General Provisions.....    5
Federal Tax Matters..............................    5
    Tax Consequences of Purchase Payments........    5
    Tax Consequences of Distributions............    7
    Special Tax Consequences -- Early
       Distribution..............................    8
    Special Tax Consequences -- Required
       Distributions.............................    8
    Tax Free Rollovers, Transfers and
       Exchanges.................................    9
Exchange Privilege...............................    9
    Information Which May Be Applicable To Any
       Exchange..................................    9
Calculation of Surrender Charge..................   10
    Illustration of Surrender Charge on Total
       Surrender.................................   10
    Illustration of Surrender Charge on a 10%
       Partial Surrender Followed by a Full
       Surrender.................................   10
Purchase Unit Value..............................   11
    Illustration of Calculation of Purchase Unit
       Value.....................................   11
    Illustration of Purchase of Purchase Units...   11
Performance Calculations.........................   12
Money Market Division Yield......................   12
    Illustration of Calculation of Current Yield
       for Money Market Division.................   12
    Illustration of Calculation of Effective
       Yield for Money Market Division...........   12
Standardized Yield for Bond Fund Divisions.......   12
    Illustration of Calculation of Standardized
       Yield for Bond Fund Divisions.............   12
    Calculation of Average Annual Total Return...   13
Performance Information..........................   14
    Hypothetical $10,000 Account Value and
       Cumulative Return as Compared to Benchmark
       Tables....................................   14
    Performance Compared to Market Indices.......   14

                                                   PAGE
                                                   ----
    American General U.S. Government Securities
       Portfolio Division Four...................   16
    Credit Suisse Growth and Income Portfolio
       Division One..............................   16
    Credit Suisse International Equity Portfolio
       Division Two..............................   17
    EliteValue Portfolio Division Three..........   17
    State Street Global Advisors Growth Equity
       Portfolio Division Five...................   18
    State Street Global Advisors Money Market
       Portfolio Division Six....................   18
    Van Kampen Emerging Growth Portfolio Division
       Seven.....................................   19
    AIM V.I. Diversified Income Fund Division
       Nine......................................   19
    AIM V.I. Capital Appreciation Fund Division
       Eight.....................................   19
    Oppenheimer Capital Appreciation Fund/VA
       Division Ten..............................   19
    Oppenheimer High Income Fund/VA Division
       Twelve....................................   19
    Oppenheimer Main Street Growth & Income
       Fund/VA Division Eleven...................   19
    Oppenheimer Small Cap Growth Fund/VA Division
       Thirteen..................................   20
    Templeton Developing Markets Fund -- Class 2
       Division Fourteen.........................   20
    Templeton International Fund -- Class 2
       Division Fifteen..........................   20
Payout Payments..................................   21
    Assumed Investment Rate......................   21
    Amount of Payout Payments....................   21
    Payout Unit Value............................   21
    Illustration of Calculation of Payout Unit
       Value.....................................   22
    Illustration of Payout Payments..............   22
Distribution of Variable Annuity Contracts.......   23
Experts..........................................   23
Comments on Financial Statements.................   23

                      (This page intentionally left blank)

                        [AMERICAN GENERAL ANNUITY LOGO]

AMERICAN GENERAL ANNUITY
INSURANCE COMPANY

Executive Offices: Houston, Texas

Variable Annuity Service Center:
205 E. 10th Avenue
P.O. Box 871
Amarillo, Texas 79105-0871

1-800-424-4990

                 THE AMERICAN GENERAL ANNUITY INSURANCE COMPANY

                            A.G. SEPARATE ACCOUNT A
                    UNITS OF INTEREST UNDER FLEXIBLE PREMIUM
            INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
                                ELITEPLUS BONUS

      --------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
      --------------------------------------------------------------------

                                FORM N-4 PART B
                                  MAY 1, 1999

This Statement of Additional Information is not a prospectus but contains information in addition to that set forth in the prospectus for the Individual Flexible Premium Fixed and Variable Deferred Annuity Contracts dated May 1, 1999 ("Contracts") and should be read in conjunction with the prospectus. The terms used in this Statement of Additional Information have the same meaning as those set forth in the prospectus. A prospectus may be obtained by calling or writing the Company, at 205 E. 10th Avenue, Amarillo, Texas 79101; 1-800-424-4990. Prospectuses are also available from registered sales representatives.

                CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                   PAGE
                                                   ----
General Information..............................    3
    Marketing Information........................    3
    Endorsements and Published Ratings...........    4
Types of Variable Annuity Contracts..............    4
Variable Annuity Contract General Provisions.....    5
Federal Tax Matters..............................    5
    Tax Consequences of Purchase Payments........    5
    Tax Consequences of Distributions............    7
    Special Tax Consequences -- Early
       Distribution..............................    8
    Special Tax Consequences -- Required
       Distributions.............................    8
    Tax Free Rollovers, Transfers and
       Exchanges.................................    9
Exchange Privilege...............................    9
    Information Which May Be Applicable To Any
       Exchange..................................    9
Calculation of Surrender Charge..................   10
    Illustration of Surrender Charge on Total
       Surrender.................................   10
    Illustration of Surrender Charge on a 10%
       Partial Surrender Followed by a Full
       Surrender.................................   10
Purchase Unit Value..............................   11
    Illustration of Calculation of Purchase Unit
       Value.....................................   11
    Illustration of Purchase of Purchase Units...   11
Performance Calculations.........................   12
Money Market Division Yield......................   12
    Illustration of Calculation of Current Yield
       for Money Market Division.................   12
    Illustration of Calculation of Effective
       Yield for Money Market Division...........   12
Standardized Yield for Bond Fund Divisions.......   12
    Illustration of Calculation of Standardized
       Yield for Bond Fund Divisions.............   12
    Calculation of Average Annual Total Return...   13
Performance Information..........................   14
    Hypothetical $10,000 Account Value and
       Cumulative Return as Compared to Benchmark
       Tables....................................   14
    Performance Compared to Market Indices.......   14

                                                   PAGE
                                                   ----
    American General U.S. Government Securities
       Portfolio Division Four...................   16
    Credit Suisse Growth and Income Portfolio
       Division One..............................   16
    Credit Suisse International Equity Portfolio
       Division Two..............................   17
    EliteValue Portfolio Division Three..........   17
    State Street Global Advisors Growth Equity
       Portfolio Division Five...................   18
    State Street Global Advisors Money Market
       Portfolio Division Six....................   18
    Van Kampen Emerging Growth Portfolio Division
       Seven.....................................   19
    AIM V.I. Capital Appreciation Fund Division
       Eight.....................................   19
    AIM V.I. Diversified Income Fund Division
       Nine......................................   19
    Oppenheimer Capital Appreciation Fund/VA
       Division Ten..............................   19
    Oppenheimer Main Street Growth & Income
       Fund/VA Division Eleven...................   19
    Oppenheimer High Income Fund/VA Division
       Twelve....................................   19
    Oppenheimer Small Cap Growth Fund/VA Division
       Thirteen..................................   20
    Templeton Developing Markets Fund -- Class 2
       Division Fourteen.........................   20
    Templeton International Fund -- Class 2
       Division Fifteen..........................   20
Payout Payments..................................   21
    Assumed Investment Rate......................   21
    Amount of Payout Payments....................   21
    Payout Unit Value............................   21
    Illustration of Calculation of Payout Unit
       Value.....................................   22
    Illustration of Payout Payments..............   22
Distribution of Variable Annuity Contracts.......   23
Experts..........................................   23
Comments on Financial Statements.................   23

                              GENERAL INFORMATION
THE COMPANY

     American General Annuity Insurance Company develops, markets, and issues annuity products through niche distribution channels. We market single-premium deferred annuities to the savings and retirement markets, flexible-premium deferred annuities to the tax-qualified retirement market, and single-premium immediate annuities to the structured settlement and retirement markets. The Company distributes its annuity products primarily through financial institutions, general agents, and specialty brokers. As of December 31, 1998, the Company had over $16 billion in assets.

     The Company is licensed to do business in 47 states, Puerto Rico and the District of Columbia and is incorporated in the state of Texas. We are a wholly-owned subsidiary of Western National Corporation. Western National Corporation is a wholly-owned subsidiary of AGC Life Insurance Company, a subsidiary of American General Corporation. Effective February 25, 1998, we changed our name from Western National Life Insurance Company to American General Annuity Insurance Company. Our executive offices are located at 2929 Allen Parkway, Houston, TX 77019.

MARKETING INFORMATION

     The Company may, from time-to-time, refer to itself in certain marketing materials as American General Annuity. Furthermore, the Company may, from time-to-time refer to American General Retirement Services. American General Retirement Services is a financial reporting segment of American General Corporation. The Company and The Variable Annuity Life Insurance Company are the two insurance companies that constitute American General Retirement Services.

     The Company may compare the performance of the Divisions to the S&P 500 Index, S&P 500 & Lehman Brothers Aggregate Index, Lipper Variable Annuity Flex Portfolio IX, Lipper Variable Annuity Mid-Cap Index, Salomon Brothers 1-10 Yr. Treasury Index, Europe, Australia and Far East Index, or any other appropriate market index. The indexes are not managed funds and have no identifiable investment objectives.

     The Company, in its marketing efforts, may also refer to the following investment advisers referenced in the Prospectus.

     The Company may, from time-to-time, refer to A I M Advisors, Inc. (AIM) and/or AIM Management Group Incorporated (AIM Management), as investment adviser to the AIM V.I. Capital Appreciation Fund (underlying Division Eight) and the AIM V.I. Diversified Income Fund (underlying Division Nine). AIM Management was found in 1976 by three members of the current senior management team. Their strategy held that investment management has two basic requirements: clearly conceived strategies and a disciplined investment process. These strategies still remain the strengths of AIM Management today. With approximately $101 billion in assets under management and more than 5.2 million shareholders as of June 30, 1998, AIM Management is one of the nation's largest and most respected mutual fund firms.

     The Company may, from time-to-time refer to OppenheimerFunds, Inc. (OppenheimerFunds) as investment adviser to the Oppenheimer Capital Appreciation Fund/VA (underlying Division Ten), the Oppenheimer Main Street Growth & Income Fund/VA (underlying Division Eleven) the Oppenheimer High Income Fund/VA (underlying Division Twelve) and the Oppenheimer Small Cap Growth Fund/VA (underlying Division Thirteen). Oppenheimer is one of the largest and most respected investment managers in the mutual fund business. Founded in 1959, Oppenheimer (and its subsidiary) manages more than $85 billion in mutual fund accounts as of August 1, 1998. Oppenheimer advises a broad range of mutual funds, covering the risk/reward spectrum while combining discipline, collective insight and individual accountability into its investment process.

     The Company may, from time-to-time refer to Templeton Asset Management, Ltd. (Templeton) as investment adviser to the Templeton Developing Markets Fund (underlying Division Fourteen) and to Templeton Investment Council, Inc. (Templeton) as investment adviser the Templeton International Fund (underlying Division Fifteen). Templeton has served investors for more than fifty years, having grown from a small family of funds to a global financial services leader. Today, Templeton is part of the Franklin Templeton Group which serves more than
8.7 million shareholders, who, as of March 31, 1999, have entrusted Franklin Templeton with more than $216 billion in assets.

     The Company may, from time-to-time, refer to the following sub-advisers:
Credit Suisse Asset Management sub-adviser to the Credit Suisse Growth and Income Portfolio (underlying Division One); Credit Suisse Asset Management, Ltd. investment sub-adviser to the Credit Suisse Interna-tional Equity Portfolio (underlying Division Two); OpCap Advisors investment sub-adviser to the EliteValue Portfolio (underlying Division Three); State Street Global Advisors investment sub-adviser to the State Street Global Advisors Growth Equity Portfolio (underlying Division Five) and the State Street Global Advisors Money Market Portfolio (underlying Division Six); and Van Kampen Asset Management Inc. investment sub-adviser to the Van Kampen Emerging Growth Portfolio (underlying Division Seven).

     The Company may, from time-to-time compare the performance of the funds that serve as investment vehicles for the Contract to the performance of certain market indices. These indices are described in the "Performance Information" Section of this Statement of Additional Information.

ENDORSEMENTS AND
PUBLISHED RATINGS

     Also from time to time, the rating of the Company as an insurance company by A. M. Best may be referred to in advertisements or in reports to Contract Owners. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Best's Ratings range from A++ to F.

     In addition, the claims-paying ability of the Company as measured by the Standard and Poor's Ratings Group may be referred to in advertisements or in reports to Contract Owners. A Standard and Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard and Poor's ratings range from AAA to D.

     Further, from time to time the Company may refer to Moody's Investor's Service's rating of the Company. Moody's Investor's Service's financial strength ratings indicate an insurance company's ability to discharge senior policyholder obligations and claims and are based on an analysis of the insurance company and its relationship to its parent, subsidiaries and affiliates. Moody's Investor's Service's ratings range from Aaa to C.

     The Company may additionally refer to its Duff & Phelp's rating. A Duff & Phelp's rating is an assessment of a company's insurance claims paying ability. Duff & Phelp's ratings range from AAA to CCC.

     Ratings relate to the claims paying ability of the Company's General Account and not the investment characteristics of the Separate Account.

     The Company may from time to time, refer to Lipper Analytical Services Incorporated ("Lipper"), Morningstar, Inc. ("Morningstar") and CDA/Wiesenberger Investment Companies (CDA/Wiesenberger) when discussing the performance of its Divisions. Lipper, Morningstar and CDA/Wiesenberger are leading publishers of statistical data about the investment company industry in the United States.

     Additionally, the Company may compare the performance of the Divisions to categories published by Lipper and Morningstar. The published categories which may be utilized in comparison with the performance of the Divisions include the Morningstar Growth and Income Mutual Fund Category, Morningstar Aggressive Growth Mutual Fund Category, Morningstar Growth Mutual Fund Category, Morningstar International Stock Mutual Fund Category, Lipper Growth and Income Mutual Fund Category, Lipper Small Company Growth Mutual Fund Category, Lipper Growth Mutual Fund Category and Lipper International Mutual Fund Category. Additional Lipper or Morningstar categories may be utilized if they are deemed by the Company relevant to the performance of the Company's Divisions.

     The Company may, from time to time, refer to The Variable Annuity Research & Data Services (VARDS) Report. The VARDS Report offers monthly analysis of the variable annuity industry, including marketing and performance information.

     Finally, the Company will utilize as a comparative measure for the performance of its Funds the Consumer Price Index ("CPI"). The CPI is a measure of change in consumer prices, as determined in a monthly survey of the U.S. Bureau of Labor Statistics. Housing costs, transportation, food, electricity, changes in taxes and labor costs are among the CPI components. The CPI provides a tool for determining the impact of inflation on an individual's purchasing power.

TYPES OF VARIABLE ANNUITY
CONTRACTS

     The Contracts offered in connection with the prospectus to which this Statement of Additional Information relates, are flexible payment deferred annuity Contracts.

     Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to any minimum payment requirements under the Contract. Purchase Payments are invested and accumulate on a fixed or variable basis until the date the Contract Owner selects to commence annuity payments.

     The majority of these Contract will be sold to individuals through financial institutions in the Non-Qualified market. A smaller number of these contracts will be sold in the Qualified market through 403(b) plans and certain IRA situations.

     The Contracts are non-participating and will not share in any of the profits of the Company.

VARIABLE ANNUITY CONTRACT GENERAL PROVISIONS

     THE CONTRACT: The entire Contract consists of the Contract, the Application, if any, and any riders or endorsements attached to the Contract. The Contract may be changed or altered only by an authorized officer of the Company. A change or alteration must be made in writing.

     MISSTATEMENT OF AGE OR SEX: If the Age or sex of any Annuitant has been misstated, any Annuity benefits payable will be the Annuity benefits provided by the correct Age or sex. After Annuity Payments have begun, any underpayments will be made up in one sum with the next Annuity Payment. Any overpayments will be deducted from future Annuity Payments until the total is repaid.

     MODIFICATION: The Contract may be modified in order to maintain compliance with applicable state and federal law. When required, the Company will obtain the Owner's approval of changes and gain approval from appropriate regulatory authorities.

     NON-PARTICIPATING: The Contract will not share in any distribution of dividends.

     EVIDENCE OF SURVIVAL: The Company may require satisfactory evidence of continued survival of any person(s) on whose life Annuity Payments are based.

     PROOF OF AGE: The Company may require evidence of Age of any Annuitant or Owner.

     PROTECTION OF PROCEEDS: To the extent permitted by law, death benefits and Annuity Payments shall be free from legal process and the claim of any creditor if the person is entitled to them under the Contract. No payment and no amount under the Contract can be taken or assigned in advance of its payment date unless the Company receives the Owner's written consent.

     REPORTS: At least once each calendar year, the Company will furnish the Owner with a report showing the Contract Value as of a date not more than four months prior to the date of mailing, and will provide any other information as may be required by law. Reports will be sent to the last known address of the Owner.

     TAXES: Any taxes paid to any governmental entity relating to the Contract will be deducted from the Purchase Payment or Contract Value when incurred. The Company will, in its sole discretion, determine when taxes have resulted from: the investment experience of the Separate Account; receipt by the Company of the Purchase Payments; or commencement of Annuity Payments. The Company may, in its sole discretion, pay taxes when due and deduct that amount from the Contract Value at a later date. Payment at an earlier date does not waive any right the Company may have to deduct amounts at a later date. While the Company is not currently maintaining a provision for federal income taxes with respect to the Separate Account, the Company has reserved the right to establish a provision for income taxes if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account. The Company will deduct for any income taxes incurred by it as a result of the operation of the Separate Account whether or not there was a provision for taxes and whether or not it was sufficient. The Company will deduct any withholding taxes required by applicable law.

     REGULATORY REQUIREMENTS: All values payable under the Contract, including any paid-up annuity, cash withdrawal or death benefits that may be available, will not be less than the minimum benefits required by the laws and regulations of the state in which the Contract is delivered.

FEDERAL TAX MATTERS

     This Section summarizes the major tax consequences of contributions, payments, and withdrawals under the Contracts, during life and at death.

TAX CONSEQUENCES OF PURCHASE PAYMENTS

     403(b) Annuities. Purchase Payments made by Section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross in-come of employees, to the extent aggregate Purchase Payments do not exceed several tax law limitations on contributions. This gross income exclusion applies both to employer contributions and to your voluntary and nonelective salary reduction contributions.

     Your voluntary salary reduction contributions are generally limited to $10,000 ($9,500 before 1998), although additional, "catch-up" contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally limited to the smallest of $30,000, approximately 25% of salary, or an exclusion allowance which takes into account a number of factors. In addition, employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.

     408(b) Individual Retirement Annuities ("408(b) IRAs"). Annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $2,000 or 100% of compensation, and generally fully deductible only by individuals who:

(i) are not active participants in another retirement plan, and are not married;

(ii) are not active participants in another retirement plan, are married, but either (a) the spouse is not an active participant in another retirement plan, or (b) the spouse is an active participant, but the couple's adjusted gross income does not exceed $150,000.

(iii) are active participants in another retirement plan, are married, and have adjusted gross income of $30,000 or less ($25,000 or less prior to 1998; adjusted upward for inflation after 1998); or

(iv) are active participants in another retirement plan, are married, and have adjusted gross income of $50,000 or less ($40,000 or less prior to 1998; adjusted upward for inflation after 1998).

     Active participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a nonworking spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $4,000 or 100% of the working spouse's earned income, and no more than $2,000 may be contributed to either spouse's IRA for any year.

     You may be eligible to make nondeductible IRA contributions of an amount equal to the excess of:

(i) the lesser of $2,000 ($4,000 for you and your spouse's IRA) or 100% of compensation, over

(ii)  your applicable IRA deduction limit.

     You may also make rollover contributions to an IRA of eligible rollover amounts from other qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.

     408A "Roth" Individual Retirement Annuities ("408A "Roth" IRAs"). After 1997, annual nondeductible contributions for 408A "Roth" IRA Contracts are limited to the lesser of $2,000 or 100% of compensation, and may be made only by individuals who:

     (i)   are unmarried and have adjusted gross
           income of $95,000 or less; or

     (ii)  are married and filing jointly and have
           adjusted gross income of $150,000 or less.

     The available nondeductible 408A "Roth" IRA contribution is reduced proportionately to zero where adjusted gross income exceeds the limit in (i) by $15,000 or less, or the limit in (ii) by $10,000 or less. Similarly, individuals who are married and filing separately and whose adjusted gross income is less than $10,000 may make a contribution to a Roth IRA of a portion of the otherwise applicable $2,000 or 100% of compensation limit.

     All contributions to 408(b) IRAs, traditional nondeductible IRAs and 408A "Roth" IRAs must be aggregated for purposes of the $2,000 annual contribution limit.

     SEP. Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees' compensation. Employer contributions are excludable from employees' taxable income and, after 1993, cannot exceed the lesser of $30,000 or 15% of your compensation.

     Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. These salary reduction contributions may not exceed $7,000, indexed for inflation in later years. Such plans, if established by December 31, 1996, may still allow employees to make these contributions.

     SIMPLE IRA. Employer and employees contributions under a SIMPLE Retirement Account Plan are made to a separate individual retirement account or annuity for each employee. Employee salary reduction contributions cannot exceed $6,000 in any year. Employer contributions can be a matching or a nonelective contribution of a percentage as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.

     Non-Qualified Contracts. Purchase Payments made under Non-Qualified Contracts are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit Value of a Non-Qualified Contract resulting from the investment performance of AGA Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons, however, are currently taxable on any annual increase in the Purchase Unit Value attributable to Purchase Payments made after February 28, 1986 to such Contracts.

TAX CONSEQUENCES OF DISTRIBUTIONS

     403(b) Annuities. Voluntary salary reduction amounts accumulated after December 31, 1988, and earnings on voluntary contributions before and after that date, may not be distributed before one of the following:

(1) attainment of age 59 1/2;

(2) separation from service;

(3) death;

(4) disability, or

(5) hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon).

     Similar restrictions will apply to all amounts transferred from a Section 403(b)(7) custodial account (other than rollover contributions). Contributions which are not subject to these restrictions, such as employer contributions to a
Section 403(b) annuity, may be subject to restrictions under the sponsoring employer's plan, if any. Distributions are taxed as ordinary income to the recipient in accordance with Section 72.

     408(b) IRA, SEPs and SIMPLE IRAs. Distributions are generally taxed as ordinary income to the recipient. Rollovers from an IRA to a Roth IRA, and conversions of an IRA to a Roth IRA, where permitted, are generally taxable in the year of the rollover or conversion. Such rollovers of conversions completed in 1998 are generally eligible for pro-rata federal income taxation over four years. Individuals with adjusted gross income over $100,000 are generally ineligible for such conversions, regardless of marital status, as are married individuals who file separately.

     408A "Roth" IRAs. "Qualified" distributions upon attainment of age 59 1/2, death, disability or for first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to taxpayer's first 408A "Roth" IRA. The five-year holding period may be different for determining whether a distribution allowable to a conversion contribution is subject to the 10% penalty tax. Qualified distributions may be subject to state income tax in some states. Other distributions are generally taxable to the extent that the distribution exceeds purchase payments.

     Non-Qualified Contracts. Partial redemptions from a Non-Qualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a Non-Qualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a Non-Qualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract. Two or more Contracts purchased from the Company (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

     When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the

Contract. Upon death prior to recovering tax-free their entire investment in the Contract, such individuals generally are entitled to deduct the unrecovered amount on their final tax return.

SPECIAL TAX CONSEQUENCES -- EARLY DISTRIBUTION

     403(b) Annuities, 408(b) IRAs, SEPs and SIMPLE IRAs. Taxable distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

(1) death;

(2) disability;

(3) separation from service after a participant reaches age 55 (only applies to qualified plans and 403(b) annuities);

(4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary); and

(5) distributions which do not exceed the employee's tax-deductible medical expenses for the taxable year of receipt.

     Separation from service is not required for distributions from an IRA, SEP or SIMPLE IRA under #4 above. Certain distributions from a SIMPLE IRA within two years after first participating in the plan may be subject to a 25% penalty, rather than a 10% penalty.

     After 1997, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from this penalty tax:

(6) distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time homebuyer;

(7) distributions to cover certain costs of higher education: tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild; and

(8) distributions to cover certain medical care or long-term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive months.

     408A "Roth" IRAs. Distributions, other than "qualified" distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax as other IRAs.

SPECIAL TAX CONSEQUENCES -- REQUIRED
DISTRIBUTIONS

     403(b) Annuities. Generally, minimum required distributions must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Required distributions must be made over a period that does not exceed the life or life expectancies of the Participant (or lives or joint life expectancies of the Participant and Beneficiary). The minimum amount payable can be determined several different ways. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

     Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

(i)  should begin to be paid when the Participant attains age 75; and

(ii) the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

The 50% rule will not apply if a Participant's spouse is the joint annuitant. Notwithstanding these pre-January 1, 1987 rules, the entire contract balance must meet the minimum distribution incidental benefit requirement of Section 403(b)(10).

     At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as under the method elected by the Participant and in effect at the time of death.

     A participant generally may aggregate his or her 403(b) contracts and accounts for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such contracts or accounts, unless the plan, contract, or account otherwise provides.

     408(b) IRAs, SEPs and SIMPLE IRAs. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

(1) there is no exception for pre-1987 amounts; and

(2) there is no available postponement, past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained.

     A participant generally may aggregate his or her IRAs for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such contracts or accounts, unless the contract or account otherwise provides.

     408A "Roth" IRAs. Minimum distribution requirements generally applicable to 403(b) Annuities, 408(b) IRAs, and SEPs and 457 Plans do not apply to 408A "Roth" IRAs during the owner's lifetime, but generally do apply after the owner's death.

     A beneficiary generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such contracts or accounts, unless the contract or account otherwise provides.

     Non-Qualified Contracts. Tax laws do not require commencement of distributions from Non-Qualified Contracts at any particular time during the Owner's lifetime, provided that the Owner is a natural person, and generally do not limit the duration of annuity payments.

     At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as under the method elected by the Participant at the time of death.

TAX-FREE ROLLOVERS, TRANSFERS AND EXCHANGES

     403(b) Annuities. Tax-free transfers between 403(b) annuity contracts and/or 403(b)(7) custodial accounts, and tax-free rollovers from 403(b) programs to 408(b) IRAs or other 403(b) programs, are permitted under certain circumstances.

     408(b) IRAs. Funds may be transferred tax-free to a 408(b) IRA Contract from a 403(b) Annuity, under certain conditions. These amounts may subsequently be rolled over on a tax-free basis to another 403(b) Annuity Contract from this "conduit" IRA if no additional contributions have been made to that IRA. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth
IRA) to another provided that no more than one such rollover is made during any twelve-month period.

     408A "Roth" IRAs. Funds may be transferred tax-free from one 408A "Roth" IRA to another. Funds in a 408(b) IRA may be rolled in a taxable transaction to a 408A "Roth" IRA by individuals who:

 (i) have adjusted gross income of $100,000 or less, whether single or married filing jointly; and

(ii) are not married filing separately.

     Special, complicated rules governing holding periods, avoidance of the 10% penalty tax and ratable recognition of 1998 income also apply to rollovers from 408(b) IRAs to 408A "Roth" IRAs, and may be subject to further modification by Congress. You should consult your tax advisor regarding the application of these rules.

     SEPs. Funds may be rolled over tax free from one SEP only to another SEP or a 408(b) IRA.

     Non-Qualified Contracts. Certain of the Non-Qualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. The exchange of one annuity contract for another is a tax-free transaction under Section 1035, but is reportable to the IRS.

EXCHANGE PRIVILEGE

     In the prospectus we described generally how under certain conditions we will allow you to exchange from other fixed and/or variable contracts we issue (other contracts) to ElitePlus Bonus.

INFORMATION WHICH MAY BE APPLICABLE TO ANY EXCHANGE

     - The maximum surrender charge in ElitePlus Bonus is 5%;

     - ElitePlus Bonus offers three death benefit choices; a standard death benefit, an optional enhanced death benefit and an optional annual step-up death benefit; and

     - ElitePlus Bonus has a 1.25% mortality and expense charge.

                       CALCULATION OF SURRENDER CHARGE

     The surrender charge is discussed in the Prospectus under "Fees and Charges -- Surrender Charge." Examples of calculation of the Surrender Charge upon total and partial surrender are set forth below:

              ILLUSTRATION OF SURRENDER CHARGE ON TOTAL SURRENDER
     Example 1.
                              TRANSACTION HISTORY

              DATE                                    TRANSACTION                       AMOUNT
              ----                                    -----------                       ------
2/1/92..........................  Purchase Payment                                     $10,000
2/1/93..........................  Purchase Payment                                       5,000
2/1/94..........................  Purchase Payment                                      15,000
2/1/95..........................  Purchase Payment                                       2,000
2/1/96..........................  Purchase Payment                                       3,000
2/1/97..........................  Purchase Payment                                       4,000
2/1/98..........................  Purchase Payment                                       1,000
7/1/98..........................  Total Purchase Payments                               40,000
                                  (Assumes Account Value is $50,000)

     Assume the Account Value at the time of full withdrawal is $50,000 (7/1/98), and the Account Value on the previous anniversary (2/1/98) was $45,000. 10% of $45,000 ($4,500) is not subject to Surrender Charge.

     The total Surrender Charge is:

       (10,000 - 4,500) * 1% + 5,000 * 2% + 15,000 * 3% + 2,000 * 4% + 3,000 *
       5% + 4,000 * 5% + 1,000 * 5% = $1,085

 ILLUSTRATION OF SURRENDER CHARGE ON A 10% PARTIAL SURRENDER FOLLOWED BY A FULL
                                   SURRENDER

     Example 2.
                TRANSACTION HISTORY (ASSUMES NO INTEREST EARNED)

              DATE                                    TRANSACTION                       AMOUNT
              ----                                    -----------                       ------
2/1/92..........................  Purchase Payment                                     $10,000
2/1/93..........................  Purchase Payment                                       5,000
2/1/94..........................  Purchase Payment                                      15,000
2/1/95..........................  Purchase Payment                                       2,000
2/1/96..........................  Purchase Payment                                       3,000
2/1/97..........................  Purchase Payment                                       4,000
2/1/98..........................  Purchase Payment                                       1,000
7/1/98..........................  10% Partial Surrender                                  4,000
                                  (Assumes Account Value is $40,000)
8/1/98..........................  Full Surrender

a. Since this is the first partial surrender in this participant year, calculate free withdrawal amount (10% of the value as of 2/1/98).

   10% * 40,000 = $4,000 (no charge on this 10% withdrawal)

b. The Account Value upon which Surrender Charge on the Full Surrender may be calculated is $40,000 - $4,000 = $36,000

c. The Surrender Charge is

   (10,000 - 4,000) * 1% + 5,000 * 2% + 15,000 * 3% + 2,000 * 4% + 3,000 * 5% +
   4,000 * 5% + 1,000 * 5% = $1,090.

d. Assume that the $30 Account Maintenance Charge does not apply.

                              PURCHASE UNIT VALUE

     The calculation of Purchase Unit value is discussed in the Prospectus under "Purchase Period." The following illustrations show a calculation of a new Unit value and the purchase of Purchase Units (using hypothetical examples):

               ILLUSTRATION OF CALCULATION OF PURCHASE UNIT VALUE

     Example 3.

    1. Purchase Unit value, beginning of
      period................................  $  1.800000
    2. Value of Fund share, beginning of
      period................................  $ 21.200000
    3. Change in value of Fund share........  $   .500000
    4. Gross investment return (3)/(2)......      .023585
    5. Daily separate account fee*..........      .000025
                                              -----------
         *Mortality and expense risk fee and
          administration and distribution
          fee of 0.90% per annum used for
          illustrative purposes.
    6. Net investment return (4)-(5)........      .023560
                                              -----------
    7. Net investment factor 1.000000+(6)...     1.023560
                                              -----------
    8. Purchase Unit value, end of period
      (1)X(7)...............................     1.842408
                                              -----------

   ILLUSTRATION OF PURCHASE OF PURCHASE UNITS (ASSUMING NO STATE PREMIUM TAX)

     Example 4.

    1. First Periodic Purchase Payment..........................  $  100.00
    2. Purchase Unit value on effective date of purchase (see
       Example 3)...............................................  $1.800000
    3. Number of Purchase Units purchased (1)/(2)...............     55.556
    4. Purchase Unit value for valuation date following purchase
       (see Example 3)..........................................  $1.842408
                                                                  ---------
    5. Value of Purchase Units in account for valuation date
       following purchase (3)X(4)...............................  $  102.36
                                                                  ---------

                            PERFORMANCE CALCULATIONS

                          MONEY MARKET DIVISION YIELD

     ILLUSTRATION OF CALCULATION OF CURRENT YIELD FOR MONEY MARKET DIVISION

     The current yield quotation based on a seven day period is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Purchase Unit at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by 365/7.

    ILLUSTRATION OF CALCULATION OF EFFECTIVE YIELD FOR MONEY MARKET DIVISION

     An effective yield quotation above is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Purchase Unit at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:
                                                        365/7
             EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)     ] -1

                   STANDARDIZED YIELD FOR BOND FUND DIVISIONS

   ILLUSTRATION OF CALCULATION OF STANDARDIZED YIELD FOR BOND FUND DIVISIONS

     The standardized yield quotation based on a 30-day period is computed by dividing the net investment income per Purchase Unit earned during the period by the maximum offering price per Unit on the last day of the period, according to the following formula:
                                                6
                         YIELD = 2 [( a - b + 1) - 1]
                                     ------
                                       cd

     Where:

                 a     =   net investment income earned during the period by the Fund attributable to shares owned by the Division

                 b     =   expenses accrued for the period (net of reimbursements)

                 c     =   the average daily number of Purchase Units outstanding
                           during the period

                 d     =   the maximum offering price per Purchase Unit on the last day of the period

     Yield on each Division is earned from dividends declared and paid by the Fund, which are automatically reinvested in Fund shares.

                   CALCULATION OF AVERAGE ANNUAL TOTAL RETURN

     Average Annual Total Return quotations for the 1, 3, 5, and 10 year periods ended December 31, 1997, the date of the most recent balance sheet included in this registration statement, are computed by finding the average annual compounded rates of over the 1, 3, 5, and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                        n
                                 P (1+T)  = ERV

     Where:

                 P     =   a hypothetical initial Purchase Payment of $1,000
                 T     =   average annual total return
                 n     =   number of years
                 ERV   =   redeemable value at the end of the 1, 3, 5 or 10 year
                           periods of a hypothetical $1,000 Purchase Payment made at
                           the beginning of the 1, 3, 5, or 10 year periods (or
                           fractional portion thereof)

     The Company may advertise standardized average annual total return which, includes the surrender charge of up to 7% of Gross Purchase Payments as well as non-standardized average annual total returns which does not include a surrender charge or maintenance fee.

     There is no sales charge for reinvested dividends. All recurring fees have been deducted. For fees which vary with the account size, an account size equal to that of the median account size has been assumed. Ending redeemable value has been determined assuming a complete redemption at the end of the 1, 3, 5 or 10 year period and deduction of all nonrecurring charges at the end of each such period.

                            PERFORMANCE INFORMATION

HYPOTHETICAL $10,000 ACCOUNT VALUE AND CUMULATIVE RETURN AS COMPARED TO BENCHMARKS TABLES.

     The following tables show the Hypothetical $10,000 Account Value and Cumulative Return for certain Divisions as compared to the benchmarks shown.

     These performance calculations for the Divisions, and the methods used for calculating them, are explained in the prospectus. (See "How To Review Investment Performance of Separate Account Divisions" and "Variable Account Options" in the prospectus.)

     These tables compare hypothetical investment performance and percentage changes in Purchase Unit values with the results of several benchmarks, representing unmanaged market indices. The performance information has been added to reflect mortality and expense risk fees and administration fee, net of any expense reimbursements from the Underlying Fund. Surrender charges, maintenance fees and premium taxes are not deducted. The effect of these charges is to reduce total return to a Contract Owner. The comparisons should be considered in light of the investment policies and objectives of the Funds. Rates of return for the Divisions include reinvestment of investment income, including capital gains, interest and dividends. The rates of return on the market indices also have been adjusted to reflect reinvestment of interest and dividends.

     Price returns for the market indices are calculated by subtracting the price level at the beginning of the year from the price level at the end of the year and dividing the difference by the price level at the beginning of the year. To calculate dollar values for the indices' Hypothetical $10,000 Account Value presentation, price index values were substituted for Unit values in the calculation described in the prospectus, and where applicable, dividend yields were then added to determine the total returns applied in the dollar value calculations. Similarly, to calculate Cumulative Return for the indices, the Cumulative Return calculation described in the prospectus for Unit values of the Divisions is used, substituting the Hypothetical $10,000 Account Value at the end of each year for the Purchase Unit Value. No sales load, administrative charges, or any other expenses have been deducted from the index calculations.

     Additionally, the performance of a Division may from time to time be compared with other Indexes which have been deemed by the Company relevant to the Division.

     These benchmarks do not reflect any charges for investment advisory fees, brokerage commissions or other fees and expenses of the type charged at either the Separate Account or Fund level. Therefore, the comparisons with these benchmarks are of limited use.

     THE PERFORMANCE RESULTS SHOWN IN THIS SECTION ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE INVESTMENT PERFORMANCE, AND DO NOT REPRESENT THE ACTUAL EXPERIENCE OF AMOUNTS INVESTED BY A PARTICULAR CONTRACT OWNER.

PERFORMANCE COMPARED TO MARKET INDICES

     The performance of the American General U.S. Government Securities Portfolio Division 4 may be compared to Salomon Brothers 1-10 Yr. Treasury Index.

     The performance of the AIM V.I. Capital Appreciation Fund Division 8 may be compared to Standard & Poor's 500 Index.

     The performance of the AIM V.I. Diversified Income Fund Division 9 may be compared to Lehman Aggregate Bond Index.

     The performance of the Credit Suisse Growth and Income Portfolio Division 1 may be compared to the S&P 500 & Lehman Brothers Aggregate Index.

     The performance of the Credit Suisse International Equity Portfolio Division 2 may be compared to EAFE Index.

     The performance of the EliteValue Division 3 may be compared to Lipper Variable Annuity Flex Portfolio IX.

     The performance of the Oppenheimer Capital Appreciation Fund/VA Division 10 may be compared to the S&P 500 Index.

     The performance of the Oppenheimer High Income Fund/VA Division 12 may be compared to the Merrill Lynch High Yield Master Index.

     The performance of the Oppenheimer Main Street Growth & Income Fund/VA Division 11 may be compared to the S&P 500 Index.

     The performance of the Oppenheimer Small Cap Growth Fund/VA Division 13 may be compared to the Russell 2000 Index.

     The performance of the State Street Global Advisors Growth Equity Portfolio Division 5 may be compared to S&P 500 Index.

     The performance of the Templeton Developing Markets Fund Division 14 may be compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

     The performance of the Templeton International Fund Division 15 may be compared to the Morgan Stanley Capital International-EAFE.

     The performance of the Van Kampen Emerging Growth Portfolio Division 7 may be compared to Lipper Variable Annuity Mid-Cap Index.

     The Account Value of an assumed $10,000 investment in each of the Divisions is shown in table form herein. This will reflect a deduction for separate account fees (mortality and expense risk fees plus administration and distribution fees minus any applicable reimbursements) and underlying fund charges. This will not reflect any deduction for account maintenance fees, surrender charges and premium taxes. These charges would further reduce your return. See "How to Review Investment Performance of Separate Account Divisions" in the prospectus for information about how these returns were calculated as well as Standard Average Annual Total Return information that reflects the deduction of all separate account fees and charges.

AMERICAN GENERAL U.S. GOVERNMENT SECURITIES PORTFOLIO* DIVISION FOUR PERFORMANCE COMPARED TO SALOMON BROTHERS 1-10 YR TREASURY INDEX

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE FEBRUARY 6, 1996

       AMERICAN GENERAL U.S. GOVERNMENT SECURITIES PORTFOLIO
                           DIVISION FOUR                                       INDEX
--------------------------------------------------------------------          -------
02/06/96...................................................  $10,000          $10,000
12/31/96...................................................   10,208           10,331
12/31/97...................................................   10,960           11,130
12/31/98...................................................   11,616           12,090

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1998)

                                                                SINCE
                                                              INCEPTION   1 YEAR
                                                              ---------   ------
Investment Division**
  American General U.S. Government Securities Portfolio
     Division Four..........................................    16.16%     5.98%
Benchmark Comparison
               Salomon Brothers 1-10 Yr Treasury Index......    20.90%     8.62%

---------------

 * The American General U.S. Government Securities Portfolio was formerly known as the Salomon Brothers U.S. Government Securities Portfolio.

** The Division was initiated on February 6, 1996.

CREDIT SUISSE GROWTH AND INCOME PORTFOLIO DIVISION ONE PERFORMANCE COMPARED TO S&P 500 & LEHMAN BROTHERS AGGREGATE INDEX

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE OCTOBER 20, 1995

             CREDIT SUISSE GROWTH AND INCOME PORTFOLIO
                            DIVISION ONE                                       INDEX
--------------------------------------------------------------------          -------
10/20/95...................................................  $10,000          $10,000
12/31/95...................................................   10,628           10,485
12/31/96...................................................   11,927           11,850
12/31/97...................................................   14,386           14,371
12/31/98...................................................   16,194           17,100

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1998)

                                                             SINCE
                                                           INCEPTION   3 YEAR   1 YEAR
                                                           ---------   ------   ------
Investment Division*
  Credit Suisse Growth and Income Portfolio Division
     One.................................................    61.94%     52.37%  12.57%
Benchmark Comparison
               S&P 500 & Lehman Brothers Aggregate
                 Index...................................    71.00%     63.10%  18.99%

---------------

* The Division was initiated on October 20, 1995.

CREDIT SUISSE INTERNATIONAL EQUITY PORTFOLIO DIVISION TWO PERFORMANCE COMPARED TO EAFE INDEX

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE OCTOBER 20, 1995

            CREDIT SUISSE INTERNATIONAL EQUITY PORTFOLIO
                            DIVISION TWO                                       INDEX
--------------------------------------------------------------------          -------
10/20/95...................................................  $10,000          $10,000
12/31/95...................................................   10,365           10,579
12/31/96...................................................   11,905           11,219
12/31/97...................................................   12,243           11,418
12/31/98...................................................   11,969           13,702

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1998)

                                                               SINCE
                                                             INCEPTION   3 YEAR   1 YEAR
                                                             ---------   ------   ------
Investment Division*
  Credit Suisse International Equity Portfolio Division
     Two...................................................   19.69%     15.48%   (2.24)%
Benchmark Comparison
               EAFE Index..................................   37.02%     29.52%   20.00%

---------------

* The Division was initiated on October 20, 1995.

ELITEVALUE DIVISION THREE PERFORMANCE COMPARED TO LIPPER VARIABLE ANNUITY FLEX PORTFOLIO IX

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE JANUARY 2, 1996

                             ELITEVALUE
                           DIVISION THREE                                      INDEX
--------------------------------------------------------------------          -------
01/02/96...................................................  $10,000          $10,000
12/31/96...................................................   12,492           11,410
12/31/97...................................................   14,914           13,493
12/31/98...................................................   15,694           15,721

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1998)

                                                                 SINCE
                                                               INCEPTION   1 YEAR
                                                               ---------   ------
Investment Division*
  EliteValue Division Three.................................     56.94%     5.23%
Benchmark Comparison
  Lipper Variable Annuity Flex Portfolio IX.................     57.21%    16.51%

---------------

* The Division was initiated on January 2, 1996

STATE STREET GLOBAL ADVISORS GROWTH EQUITY PORTFOLIO DIVISION FIVE PERFORMANCE COMPARED TO S&P 500 INDEX

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE OCTOBER 20, 1995

        STATE STREET GLOBAL ADVISORS GROWTH EQUITY PORTFOLIO
                           DIVISION FIVE                                       INDEX
--------------------------------------------------------------------          -------
10/20/95...................................................  $10,000          $10,000
12/31/95...................................................   10,329           10,625
12/31/96...................................................   12,359           13,066
12/31/97...................................................   16,046           17,425
12/31/98...................................................   19,238           22,405

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1998)

                                                               SINCE
                                                             INCEPTION   3 YEAR   1 YEAR
                                                             ---------   ------   ------
Investment Division*
  State Street Global Advisors Growth Equity Portfolio
     Division Five.........................................    92.38%     86.26%  19.90%
Benchmark Comparison
               S&P 500 Index...............................   124.05%    110.86%  28.58%

---------------

* The Division was initiated on October 20, 1995

STATE STREET GLOBAL ADVISORS MONEY MARKET PORTFOLIO DIVISION SIX

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE OCTOBER 6, 1995

         STATE STREET GLOBAL ADVISERS MONEY MARKET PORTFOLIO
                            DIVISION SIX
---------------------------------------------------------------------
10/06/95....................................................  $10,000
12/31/95....................................................   10,086
12/31/96....................................................   10,460
12/31/97....................................................   10,881
12/31/98....................................................   11,290

                               CUMULATIVE RETURN
                        (PERIOD ENDED DECEMBER 31, 1998)

                                                               SINCE
                                                             INCEPTION   3 YEAR   1 YEAR
                                                             ---------   ------   ------
Investment Division*
  State Street Global Advisers Money Market Portfolio
     Division Six..........................................    12.90%     11.93%   3.76%

---------------

* The Division was initiated on October 6, 1995.

VAN KAMPEN EMERGING GROWTH PORTFOLIO DIVISION SEVEN PERFORMANCE COMPARED TO LIPPER VARIABLE ANNUITY MID-CAP INDEX

                       HYPOTHETICAL $10,000 ACCOUNT VALUE
       ANNUAL VALUE OF A $10,000 STIPULATED PAYMENT MADE JANUARY 2, 1996

                     VAN KAMPEN EMERGING GROWTH
                           DIVISION SEVEN                                INDEX
---------------------------------------------------------------------   -------
01/02/96....................................................  $10,000   $10,000
12/31/96....................................................   11,739    11,630
12/31/97....................................................   13,941    13,660
12/31/98....................................................   18,772    15,562

                   CUMULATIVE RETURN COMPARED TO MARKET INDEX
                        (PERIOD ENDED DECEMBER 31, 1998)

                                                                SINCE
                                                              INCEPTION    1 YEAR
                                                              ---------   ---------
Investment Division*
  Van Kampen Emerging Growth Portfolio Division Seven.......    87.72%      34.65%
Benchmark Comparison
                 Lipper Variable Annuity Mid-Cap Index......    55.62%      13.92%

---------------

* The Division was initiated on January 2, 1996.

AIM V.I. DIVERSIFIED INCOME FUND DIVISION NINE PERFORMANCE COMPARED TO LEHMAN BROTHERS
AGGREGATE BOND INDEX

     The Division has only recently been offered through ElitePlus Bonus. Accordingly, no performance information is available.

AIM V.I. CAPITAL APPRECIATION FUND DIVISION EIGHT PERFORMANCE COMPARED TO THE S&P 500 STOCK INDEX

     The Division has only recently been offered through ElitePlus Bonus. Accordingly, no performance information is available.

OPPENHEIMER CAPITAL APPRECIATION FUND/VA DIVISION TEN PERFORMANCE COMPARED TO THE S&P 500 STOCK INDEX

     The Division has only recently been offered through ElitePlus Bonus. Accordingly, no performance information is available.

OPPENHEIMER HIGH INCOME FUND/VA DIVISION TWELVE PERFORMANCE COMPARED TO THE MERRILL LYNCH HIGH YIELD MASTER INDEX

     The Division has only recently been offered through ElitePlus Bonus. Accordingly, no performance information is available.

OPPENHEIMER MAIN STREET GROWTH AND INCOME FUND/VA DIVISION ELEVEN PERFORMANCE COMPARED TO THE S&P 500 STOCK INDEX

     The Division has only recently been offered through ElitePlus Bonus. Accordingly, no performance information is available.

OPPENHEIMER SMALL CAP GROWTH FUND/VA DIVISION THIRTEEN PERFORMANCE COMPARED TO THE RUSSELL 2000 INDEX

     The Division has only recently been offered through ElitePlus Bonus. Accordingly, no performance information is available.

TEMPLETON DEVELOPING MARKETS FUND DIVISION FOURTEEN PERFORMANCE COMPARED TO MSCI EMERGING MARKETS FREE INDEX

     The Division has only recently been offered through ElitePlus Bonus. Accordingly, no performance information is available.

TEMPLETON INTERNATIONAL FUND DIVISION FIFTEEN PERFORMANCE COMPARED TO MSCI EAFE

     The Division has only recently been offered through ElitePlus Bonus. Accordingly, no performance information is available.

                                PAYOUT PAYMENTS

ASSUMED INVESTMENT RATE

     The discussion concerning the amount of payout payments which follows this section is based on an Assumed Investment Rate of 3% per annum. The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of A.G. Separate Account A.

AMOUNT OF PAYOUT PAYMENTS

     The amount of the first variable annuity payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable annuity as of the tenth day immediately preceding the date payout payments commence, the amount of any premium tax owed, the annuity option selected, and the age of the Annuitant.

     The Contracts contain tables indicating the dollar amount of the first payout payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3%.

     The portion of the first monthly variable payout payment derived from a Division of A.G. Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed annuity.

     In any subsequent month, the dollar amount of the variable payout payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous payout payment, less an adjustment to neutralize the 3% or other Assumed Investment Rate referred to above.

     Therefore, the dollar amount of variable payout payments after the first will vary with the amount by which the net investment return is greater or less than 3% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first payout payment in the next year will be approximately 2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first payout payment in the next year will be approximately 2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

     Each deferred Contract provides that, when fixed payout payments are to be made under one of the first three payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

PAYOUT UNIT VALUE

     The value of a Payout Unit is calculated at the same time that the value of a Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under "Payout Period."

     The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

                ILLUSTRATION OF CALCULATION OF PAYOUT UNIT VALUE

 1. Payout Unit value, beginning of period..................  $  .980000
 2. Net investment factor for Period (see Example 3)........    1.023558
 3. Daily adjustment for 3% Assumed Investment Rate.........     .999906
 4. (2)X(3).................................................    1.023462
 5. Payout Unit value, end of period (1)X(4)................  $ 1.002993

                        ILLUSTRATION OF PAYOUT PAYMENTS

 1. Number of Purchase Units at Payout Date.................   10,000.00
 2. Purchase Unit value (see Example 3).....................  $ 1.800000
 3. Account Value of Contract (1)X(2).......................  $18,000.00
 4. First monthly Payout Payment per $1,000 of Account
  Value.....................................................  $     5.63
 5. First monthly Payout Payment (3)X(4)/1,000..............  $   101.34
 6. Payout Unit value (see Example 10)......................  $  .980000
 7. Number of Payout Units (5)/(6)..........................     103.408
 8. Assume Payout Unit value for second month equal to......  $  .997000
 9. Second monthly Payout Payment (7)X(8)...................  $   103.10
10. Assume Payout Unit value for third month equal to.......  $  .953000
11. Third monthly Payout Payment (7)X(10)...................  $    98.55

                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

     The Company has qualified or intends to qualify the Contracts for sale in 47 states and the District of Columbia and will commence offering the Contracts promptly upon qualification in each such jurisdiction.

     The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers which are members of the National Association of Securities Dealers, Inc. (the "NASD"). The principal underwriter for A.G. Separate Account A is A.G. Distributors ("A.G. Distributors"). Prior to May 7, 1999, A.G. Distributors was known as AGA Brokerage Services, Inc. Prior to March 18, 1998, AGA Brokerage Services, Inc. was known as WNL Brokerage Services, Inc. A.G. Distributors' address is 2929 Allen Parkway, Houston, Texas 77019. A.G. Distributors is a Delaware corporation organized in 1994 and is a member of the NASD.

     The licensed agents who sell the Contracts will be compensated for such sales by commissions ranging up to 6% of each Purchase Payment. The Company may from time to time pay a trail commission to the licensed agents who sell the Contracts. (These various commissions are paid by the Company and do not result in any charge to Contract Owners or to A.G. Separate Account A in addition to the charges described under "Fees and Charges" in the prospectus.)

     Pursuant to its underwriting agreement with A.G. Distributors and A.G. Separate Account A, the Company reimburses A.G. Distributors for reasonable sales expenses, including overhead expenses. Sales commissions paid for the years 1996, 1997 and 1998 were $357,975.67, $1,657,236.71 and $8,646,861.37, respectively. AGA Brokerage retained $0 in Commissions for the years, 1996, 1997 and 1998.

                                    EXPERTS

     The balance sheets of the Company as of December 31, 1998 and 1997 and the related statements of operations, shareholder's equity, comprehensive income and cash flows for the ten months ended December 31, 1998, the two months ended February 28, 1998, and the year ended December 31, 1997 and the statement of assets and liabilities of the Separate Account as of December 31, 1998, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period ended December 31, 1998, all of which are included in the SAI, have been included herein in reliance on the reports of Ernst & Young LLP, independent auditors given on the authority of that firm as experts in accounting and auditing.

     The statements of operations, shareholder's equity, and cash flows of the Company for the year ended December 31, 1996, all of which are included in the SAI, have been included herein in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

COMMENTS ON FINANCIAL STATEMENTS

     The financial statements of American General Annuity Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

     The Separate Account financial statements contained herein reflect the composition of the Separate Account as of December 31, 1998, and for the fiscal year then ended.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          INDEX TO FINANCIAL STATEMENTS

                                                                                                              PAGE
                                                                                                              ----
Reports of Independent Auditors                                                                               F-2
Balance Sheet as of December 31, 1998 and 1997                                                                F-4
Statement of Operations for the ten months ended December 31, 1998, the two months ended
  February 28, 1998, and the years ended December 31, 1997 and 1996                                           F-5
Statement of Shareholder's Equity for the ten months ended December 31, 1998, the two months ended February 28, 1998, and the years ended December 31, 1997 and
  1996                                                                                                        F-6
Statement of Cash Flows for the ten months ended December 31, 1998, the
  two months ended February 28, 1998, and the years ended December 31, 1997 and 1996                          F-7
Notes to Financial Statements                                                                                 F-8
Report of Independent Auditors on Financial Statement Schedule                                                F-27
Financial Statement Schedule:
  Schedule IV-Reinsurance for the years ended December 31, 1998, 1997 and 1996                                F-28

                         Report of Independent Auditors


To the Board of Directors of
American General Annuity Insurance Company

         We have audited the accompanying balance sheets of American General Annuity Insurance Company (formerly known as Western National Life Insurance Company) as of December 31, 1998, and 1997, and the related statements of operations, shareholder's equity, and cash flows for the ten months ended December 31, 1998, the two months ended February 28, 1998, and the year ended December 31, 1997. Our audits also included the financial statement schedule listed in the Index on page F-1 of this Form N-4 as of December 31, 1998 and 1997, and for the ten months ended December 31, 1998, the two months ended February 28, 1998, and the year ended December 31, 1997. These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American General Annuity Insurance Company at December 31, 1998, and 1997, and the results of its operations and its cash flows for the ten months ended December 31, 1998, the two months ended February 28, 1998, and the year ended December 31, 1997, in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

                                         Ernst & Young LLP

Houston, Texas
February 22, 1999

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
American General Annuity Insurance Company

         We have audited the accompanying statement of operations, shareholder's equity, and cash flows of American General Annuity Insurance Company, formerly known as Western National Life Insurance Company, for the year ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position, results of operations and cash flows of the Company for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                            Coopers & Lybrand L.L.P.

Houston, Texas
February 5, 1997

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
BALANCE SHEET
(DOLLARS IN MILLIONS)

                                                                                             Predecessor
                                                                                                 Basis
                                                                           December 31,      December 31,
                            ASSETS                                             1998              1997
                            ------                                         ------------      ------------
INVESTMENTS:
  Fixed maturities available-for-sale at fair value (amortized cost:
    1998-$13,097.6; 1997-$9,635.1)                                          $ 13,428.4        $  9,989.2
  Equity securities at fair value (cost: 1998-$21.8; 1997-$21.3)                  26.2              23.8
  Mortgage loans                                                                 119.6             102.5
  Credit-tenant loans                                                            197.4             217.0
  Policy loans                                                                    87.4              61.8
  Other invested assets                                                           64.8              20.0
  Receivable for securities                                                       10.0               3.4
  Short-term investments                                                           9.8              --
                                                                            ----------        ----------
         Total investments                                                    13,943.6          10,417.7

Cash and cash equivalents                                                        162.1             475.6
Accrued investment income                                                        195.7             161.7
Funds held by reinsurer and reinsurance receivables                              270.4             220.8
Securities lending                                                               111.8             102.2
Cost of insurance purchased                                                      376.4               7.7
Deferred policy acquisition cost                                                 247.6             418.0
Current income taxes                                                              15.2               8.2
Goodwill                                                                         898.8              --
Other assets                                                                      12.8              13.8
Separate account assets                                                           82.0              29.6
                                                                            ----------        ----------
         Total assets                                                       $ 16,316.4        $ 11,855.3
                                                                            ==========        ==========
            LIABILITIES AND SHAREHOLDER'S EQUITY
            ------------------------------------

LIABILITIES:
  Investment contracts and insurance liabilities                            $ 13,573.5        $  9,801.0
  Investment borrowings and payable for securities                                 0.6             434.6
  Securities lending                                                             111.8             102.2
  Deferred income taxes                                                          126.0             153.8
  Other liabilities                                                               64.4              23.2
  Separate account liabilities                                                    82.0              29.6
                                                                            ----------        ----------
         Total liabilities                                                    13,958.3          10,544.4
                                                                            ----------        ----------
Shareholder's equity:
  Common stock (par value $50 per share;
    100,000 shares authorized; 50,000 issued and outstanding)                      2.5               2.5
  Additional paid-in capital                                                   1,972.1             456.0
  Accumulated other comprehensive income                                         165.4             129.9
  Retained earnings                                                              218.1             722.5
                                                                            ----------        ----------
         Total shareholder's equity                                            2,358.1           1,310.9
                                                                            ----------        ----------
         Total liabilities and shareholder's equity                         $ 16,316.4        $ 11,855.3
                                                                            ==========        ==========


    The accompanying notes are an integral part of the financial statements.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
STATEMENT OF OPERATIONS
(DOLLARS IN MILLIONS)

                                                                                        Predecessor Basis
                                                                           --------------------------------------------
                                                            Ten Months      Two Months        Year            Year
                                                              Ended           Ended           Ended           Ended
                                                           December 31,    February 28,    December 31,    December 31,
                                                              1998            1998            1997            1996
                                                              ----            ----            ----            ----
Revenues:
  Premiums and other considerations                          $150.6          $ 13.9          $126.9          $ 91.0
  Net investment income                                       775.1           134.8           789.5           702.0
  Net realized investment losses                              (26.2)           (5.9)          (22.7)           (2.3)
                                                             ------          ------          ------          ------
    Total revenues                                            899.5           142.8           893.7           790.7

Benefits and expenses:
  Interest credited on investment contracts                   467.3            73.4           425.9           381.7
  Insurance policy benefits                                   111.5            21.4           108.8           109.6
  Change in future policy benefits and other liabilities      117.0             6.8           114.2            74.6
  Deferred policy acquisition and cost of insurance pur-
     chased amortization related to operations                 46.8             9.2            47.8            41.2
  Deferred policy acquisition and cost of insurance pur-
     chased amortization related to realized gains
     (losses)                                                   3.0            (1.2)           (4.0)            0.6
  Goodwill amortization                                        19.7            --              --              --
  Other operating costs and expenses                           21.9             3.2            20.8            13.9
                                                             ------          ------          ------          ------
    Total benefits and expenses                               787.2           112.8           713.5           621.6
                                                             ------          ------          ------          ------
    Income before income taxes                                112.3            30.0           180.2           169.1
  Income tax expense                                           45.2            10.5            64.9            59.1
                                                             ------          ------          ------          ------
      Net income                                             $ 67.1          $ 19.5          $115.3          $110.0
                                                             ======          ======          ======          ======


    The accompanying notes are an integral part of the financial statements.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
STATEMENT OF SHAREHOLDER'S EQUITY
(DOLLARS IN MILLIONS)

                                                                                             Predecessor Basis
                                                                               --------------------------------------------------
                                                             Ten Months        Two Months           Year                Year
                                                               Ended              Ended             Ended               Ended
                                                            December 31,       February 28,      December 31,        December 31,
                                                               1998               1998               1997                1996
                                                               ----               ----               ----                ----
Common stock, end of period                                  $    2.5           $    2.5           $    2.5            $    2.5
                                                             ========           ========           ========            ========
Additional paid-in capital:
  Balance, beginning of period                               $1,801.3           $  456.0           $  446.0            $  320.1
    Capital contribution                                        170.8               --                 10.0               125.9
    Adjustment for the acquisition                               --              1,345.3               --                  --
                                                             --------           --------           --------            --------
  Balance, end of period                                     $1,972.1           $1,801.3           $  456.0            $  446.0
                                                             ========           ========           ========            ========
Retained earnings:
  Balance, beginning of period                               $  151.0           $  722.5           $  607.4            $  496.9
    Beginning balance for AGA Investment
      Advisory Services, Inc.                                    --                 --                 --                   0.5
    Other                                                        --                 --                 (0.2)               --
    Adjustment for the acquisition                               --               (591.0)              --                  --
    Comprehensive income (loss)                                 172.0              (49.9)             206.1                23.9
    Less other comprehensive income (loss):
      Change in net unrealized gains (losses) on
       securities, net of reclassification adjustments
       for losses included in net income (ten months
       ended 12/31/98 $20.9, two months ended 2/28/98
       $3.1, year ended 12/31/97 $12.2, and year ended
       12/31/96 $1.9)                                           104.9               (4.0)              90.8               (86.1)
      Adjustment for the acquisition                             --                (65.4)              --                  --
                                                             --------           --------           --------            --------
    Net income                                                   67.1               19.5              115.3               110.0
                                                             --------           --------           --------            --------
    Balance, end of period                                   $  218.1           $  151.0           $  722.5            $  607.4
                                                             ========           ========           ========            ========

Accumulated other comprehensive income:
  Balance, beginning of period                               $   60.5           $  129.9           $   39.1            $  125.2
    Change in unrealized gains (losses), net                    104.9               (4.0)              40.8               (86.1)
    Adjustment for the acquisition                               --                (65.4)              --                  --
                                                             --------           --------           --------            --------
    Balance, end of period                                   $  165.4           $   60.5           $  129.9            $   39.1
                                                             ========           ========           ========            ========
    Total shareholder's equity                               $2,358.1           $2,015.3           $1,310.9            $1,095.0
                                                             ========           ========           ========            ========


    The accompanying notes are an integral part of the financial statements.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
STATEMENT OF CASH FLOWS
 (DOLLARS IN MILLIONS)

                                                                                              Predecessor Basis
                                                                             --------------------------------------------------
                                                           Ten Months        Two Months            Year                Year
                                                             Ended              Ended              Ended               Ended
                                                          December 31,       February 28,       December 31,        December 31,
                                                              1998               1998               1997                1996
                                                              ----               ----               ----                ----
Cash flows from operating activities:
  Net income                                                $   67.1           $   19.5           $  115.3            $  110.0
  Adjustments to reconcile net income to net cash
   provided by operating activities:
    Amortization and depreciation                               72.9                8.1               44.9                42.6
    Realized losses on investments, net                         26.2                5.9               22.7                 2.3
    Income taxes                                                (8.4)              10.5              (11.6)               50.4
    Increase in investment contracts and insurance
      liabilities                                            1,932.9                8.4               57.3                 8.2
    Interest credited to investment contracts                  490.6               76.9              438.4               391.8
    Fees charged to investment contracts                        (9.5)              (1.3)              (6.9)               (4.4)
    Accrued investment income, net                             (19.5)              (1.2)             (10.5)              (27.3)
    Deferral of policy acquisition costs                      (147.2)             (22.4)            (147.6)             (120.7)
    Other, net                                                  84.3               19.8              (21.6)              (14.2)
                                                            --------           --------           --------            --------
      Net cash provided by operating activities              2,489.4              124.2              480.4               438.7
                                                            --------           --------           --------            --------
Cash flows from investing activities:
  Sales of investments                                       3,698.7              298.1            3,091.0             3,086.8
  Maturities and redemptions of investments                    729.3                3.1              581.2               431.0
  Purchases of investments                                  (7,961.2)            (466.1)          (4,593.1)           (4,571.8)
  Net increase in short-term investments                        (9.8)              --                 --                  --
                                                            --------           --------           --------            --------
    Net cash used in investing activities                   (3,543.0)            (164.9)            (920.9)           (1,054.0)
                                                            --------           --------           --------            --------
Cash flows from financing activities:
  Deposits to investment contracts                           2,187.0              344.6            1,949.6             1,711.3
  Withdrawals from investment contracts                     (1,303.3)            (198.6)          (1,440.0)           (1,402.7)
  Capital contributions from parent                            170.8               --                 10.0               125.9
  Advances to affiliates                                        --                 --                  6.0                --
  Investment borrowings, net                                  (420.7)               1.0              285.1              (128.6)
                                                            --------           --------           --------            --------
  Net cash provided by financing activities                    633.8              147.0              810.7               305.9
                                                            --------           --------           --------            --------
    Net increase (decrease) in cash and cash
      equivalents                                             (419.8)             106.3              370.2              (309.4)

Cash and cash equivalents beginning of period                  581.9              475.6              105.4               414.8
                                                            --------           --------           --------            --------
Cash and cash equivalents end of period                     $  162.1           $  581.9           $  475.6            $  105.4
                                                            ========           ========           ========            ========
Supplemental cash flow disclosure:
  Income taxes paid (refunded), net                         $   50.4           $   --             $   75.1            $  (25.4)
                                                            ========           ========           ========            ========
  Interest paid on investment borrowings                    $   29.9           $    4.3           $   17.8            $    8.4
                                                            ========           ========           ========            ========


    The accompanying notes are an integral part of the financial statements.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
(FORMERLY WESTERN NATIONAL LIFE INSURANCE COMPANY)
NOTES TO FINANCIAL STATEMENTS

                   AMERICAN GENERAL ANNUITY INSURANCE COMPANY

               (FORMERLY WESTERN NATIONAL LIFE INSURANCE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS
                                  -------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

ORGANIZATION, NATURE OF OPERATIONS AND BASIS OF PRESENTATION

         American General Annuity Insurance Company (the "Company") is a State of Texas domiciled life insurance company that was founded in 1944. The Company is a wholly-owned subsidiary of Western National Corporation ("Western National"). In February 1994, Conseco, Inc. ("Conseco") transferred ownership of the Company to Western National, an insurance holding company formed by Conseco. The transactions were approved by the Texas Department of Insurance. Western National completed an initial public offering of its common stock in February 1994 whereby Conseco retained approximately 40% ownership of Western National's common stock. On December 23, 1994, AGC Life Insurance Company ("AGC Life"), a Missouri-domiciled life insurer, purchased the remaining shares of common stock held by Conseco. AGC Life is a wholly-owned subsidiary of American General Corporation, ("AGC"), a Texas corporation. References to "American General" are references to AGC and its direct and indirect majority controlled subsidiaries. As of December 31, 1996, American General owned approximately a 46% equity interest in Western National. The increase in American General's equity interest was the result of Western National issuing preferred stock to American General in September 1996. On February 25, 1998, with the approval of the Texas Department of Insurance and the shareholders of Western National, American General acquired the remaining 54% of the outstanding common stock of Western National for consideration valued at approximately $1.2 billion. For accounting purposes, the acquisition was effective as of February 28, 1998 and was accounted for using the purchase method of accounting in accordance with the provisions of Accounting Principles Board Opinion 16, "Business Combinations", and other existing accounting literature pertaining to purchase accounting. Under purchase accounting, the total purchase cost was allocated to the assets and liabilities acquired based on a determination of their fair value as of the effective date of the acquisition, and resulted in goodwill of $918.5 million, which is being amortized on a straight line basis over 40 years. The Company's balance sheet at December 31, 1998, and the related statements of operations, shareholder's equity, comprehensive income, and cash flows for the ten months then ended, are reported under the purchase method of accounting and, accordingly, are not consistent with the basis of presentation of the previous periods' financial statements ("predecessor basis").

         WNL Investment Advisory Services, Inc. ("WNLIAS") was formed primarily to manage the Company's investment portfolio. On March 27, 1998, WNLIAS changed its name to AGA Investment Advisory Services, Inc ("AGAIAS"). AGAIAS is an investment subsidiary as defined by the National Association of Insurance Commissioners. The Company and AGAIAS are subsidiaries of Western National and are under common management control. The accompanying financial statements include the accounts of AGAIAS as of December 31, 1998 and 1997 and for the ten months ended December 31, 1998, the two months ended February 28, 1998 and the years ended December 31, 1997 and 1996. The Company's investment in AGAIAS preferred stock, intercompany investment advisory fees, and other intercompany accounts have been eliminated.

         The Company develops, markets, and issues annuity products through niche distribution channels. The Company sells deferred annuities, including its proprietary fixed annuities, to the savings and retirement markets through financial institutions (primarily banks and thrifts), and sells deferred annuities to both tax-qualified and nonqualified retirement markets through personal producing general agents ("PPGAs"). The Company also sells deferred annuities through its direct sales operations. Under a joint marketing arrangement with American General Life Insurance Company ("AGLIC"), the Company markets and coinsures single premium immediate annuities ("SPIAs") through specialty brokers to the structured settlement market. The Company also sells SPIAs (other than structured settlement SPIAs) through its financial institution and PPGA distribution channels. The Company commenced sales of its first variable annuity product in fourth quarter 1995. Sales of deferred annuities through financial institutions comprised 74%, 81%, and 82% of net premiums collected in 1998, 1997, and 1996, respectively. Sales through a single financial institution comprised 39% of net premiums collected in 1998.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
(FORMERLY WESTERN NATIONAL LIFE INSURANCE COMPANY)
NOTES TO FINANCIAL STATEMENTS - CONTINUED

ACCOUNTING CHANGES

         Comprehensive Income. During 1998, the Company adopted Statement of Financial Accounting Standards ("SFAS") 130, "Reporting Comprehensive Income," which establishes standards for reporting and displaying comprehensive income and its components in the financial statements. The Company elected to report comprehensive income and its components in a separate statement of comprehensive income. Adoption of this statement did not change recognition or measurement of net income and, therefore, did not impact the Company's consolidated results of operations or financial position.

         Division Reporting. Effective December 31, 1998, the Company adopted SFAS 131, "Disclosure about Segments of an Enterprise and Related Information," which changes the way companies report segment information. Adoption of this statement did not change the Company's reportable divisions since the Company has only one division.

         Derivatives. In June 1998, the Financial Accounting Standards Board issued SFAS 133, "Accounting for Derivative Instruments and Hedging Activities," which requires all derivative instruments to be recognized at fair value as either assets or liabilities in the balance sheet. Changes in the fair value of a derivative instrument are to be reported as earnings or other comprehensive income, depending upon the intended use of the derivative instrument. This statement is effective for years beginning after June 15, 1999. Adoption of SFAS 133 is not expected to have a material impact on the Company's consolidated results of operations or financial position.

OVERALL EFFECT OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

         Fixed maturity investments ("fixed maturities") are debt securities that have original maturities greater than one year and are comprised of investments such as U.S. Treasury securities, mortgage-backed securities, corporate bonds, asset-backed securities and redeemable preferred stocks. Equity securities include common and non-redeemable preferred stocks.

         All of the Company's fixed maturities and equity securities were classified as available-for-sale as of December 31, 1998 and 1997. Available-for-sale fixed maturities and equity securities are securities that may be sold prior to maturity due to changes that might occur in market interest rates, changes in prepayment risk, the Company's management of its income tax position, general liquidity needs, increase in loan demand, the need to increase regulatory capital or similar factors. Available-for-sale securities are carried at estimated fair value and the net unrealized gains (losses) are recorded as a component of shareholder's equity, net of tax and adjustments to deferred policy acquisition costs and cost of insurance purchased (as described below).

         During 1998, the Company maintained a trading portfolio of certain fixed maturities, which represent fixed maturities and equity securities that are bought and held primarily for the purpose of selling them in the near term. Trading securities are carried at estimated fair value and the net unrealized gains (losses), as well as realized gains (losses), are included in net investment income. The Company held no trading securities as of December 31, 1998 or 1997, and trading securities did not have a material effect on net investment income.

         Changes in interest rates have a direct, inverse impact on the market value of fixed-income investments. It is reasonably possible that changes in interest rates will occur in the near term and such changes will have a material impact on the carrying value of available-for-sale fixed maturities and equity securities, with an offsetting effect to stockholder's equity, net of the related effects on deferred policy acquisition cost, cost of insurance purchased, and income taxes.

         Anticipated returns, including realized gains and losses, from the investment of policyholder balances are considered in determining the amortization of the deferred policy acquisition cost and cost of insurance purchased. When available-for-sale fixed maturities and equity securities are stated at fair value, an adjustment is made to the deferred policy acquisition cost and cost of insurance purchased equal to the change in amortization that would have been recorded if such securities had been

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
(FORMERLY WESTERN NATIONAL LIFE INSURANCE COMPANY)
NOTES TO FINANCIAL STATEMENTS - CONTINUED

sold at their fair value and the proceeds reinvested at current yields. Furthermore, if future yields expected to be earned on such securities decline, it may be necessary to increase certain insurance liabilities. Adjustments to such liabilities are required when their balances, in addition to future net cash flows including investment income, are insufficient to cover future benefits and expenses.

         Short-term investments are carried at amortized cost, which approximates fair value.

         Mortgage loans and credit-tenant loans are carried at amortized cost. Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are considered to be collateral dependent and are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated costs to sell. Policy loans are carried at their unpaid principal balance. Fees received and costs incurred in connection with the Company's origination of these loans are deferred and amortized as yield adjustments over the loan's remaining contractual lives. Cash and cash equivalents, which principally include commercial paper, cash and other financial instruments with original maturities of 90 days or less, are carried at amortized cost, which approximates fair value.

         Discounts and premiums of debt securities are amortized as yield adjustments over the contractual lives of the underlying securities and callable corporate bonds. Principal prepayments can alter the cash flow pattern and yield of prepayment-sensitive investments such as mortgage-backed securities ("MBS") and callable bonds. The accretion of discount and amortization of premium takes into consideration actual and estimated principal prepayments. In the case of MBS, the Company utilizes estimated prepayment speed information obtained from published sources or from estimates developed internally. If actual prepayments differ from estimated prepayments, a new effective yield is calculated and the net investment in the security is adjusted accordingly. The effects on the yield of a security from changes in principal prepayments are recognized retrospectively, except for interest only or residual interests in structured securities which are recognized prospectively, and is included in net investment income. The degree to which a security is susceptible to yield adjustments is influenced by the difference between its carrying value and par, the relative sensitivity of the underlying assets backing the securities to changing interest rates, and the repayment priority of the securities in the overall securitization structure. Prepayments may also reduce future yields to the extent that proceeds are reinvested in a lower rate environment.

         The Company manages the extent of these risks by (i) principally purchasing securities which are backed by collateral with lower prepayment sensitivity (such as MBS priced at or near par value that are highly seasoned),
(ii) avoiding securities with values heavily influenced by changes in prepayments (such as interest-only and principal-only securities), and (iii) purchasing securities with prepayment protected structures.

         The specific identification method is used to account for the disposition of investments. The differences between the sales proceeds and the carrying values are reported as gains (losses), or in the case of prepayments, as adjustments to investment income. Declines in values of investments which are considered other than temporary are recognized as realized losses.
Subsequent recoveries in value are recognized only when the investments are sold.

         Other invested assets include investments in limited partnerships. The Company follows the equity method of accounting for these investments. Limited partnerships investments are likely to result in a higher degree of volatility in reported earnings than is typically the case with fixed income investments, and present a greater risk of loss, as they reflect claims on an issuer's capital structure junior to that of most fixed-income investments.

DERIVATIVE FINANCIAL INSTRUMENTS

         Interest Rate and Currency Swap Agreements. Interest rate swap agreements are used to convert specific investment securities from a floating-rate to a fixed-rate basis, or vice versa. Currency swap agreements are used to convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specified exchange rates, and to hedge against currency rate fluctuations on anticipated security purchases.

         The difference between amounts paid and received on swap agreements is recorded on an accrual basis as an adjustment to investment income over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or assets.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
(FORMERLY WESTERN NATIONAL LIFE INSURANCE COMPANY)
NOTES TO FINANCIAL STATEMENTS - CONTINUED

         The fair values of swap agreements are recognized in the consolidated balance sheet if they hedge investments carried at fair value or if they hedge anticipated purchases of such investments. In this event, changes in the fair value of a swap agreement are reported in accumulated other comprehensive income included in stockholder's equity, consistent with the treatment of the related investment security.

         For swap agreements hedging anticipated investment purchases, the net swap settlement amount or unrealized gain or loss is deferred and included in the measurement of the anticipated transaction when it occurs.

         Swap agreements generally have terms of two to ten years. Any gain or loss from early termination of a swap agreement is deferred and amortized into income over the remaining term of the related investment. If the underlying investment is extinguished or sold, any related gain or loss on swap agreements is recognized in income.

         Swaptions. Options to enter into interest rate swap agreements are used to limit the Company's exposure to reduced spreads between investment yields and interest crediting rates should interest rates decline significantly over prolonged periods.

         During prolonged periods of decreasing interest rates, the spread between investment yields and interest crediting rates may be reduced as a result of minimum rate guarantees on certain insurance and annuity contracts, which limit the Company's ability to reduce interest crediting rates. Call swaptions, which allow the Company to enter into interest rate swap agreements to receive fixed rates and pay lower floating rates, effectively maintain the spread between investment yields and interest crediting rates during such periods.

         During prolonged periods of increasing interest rates, the spread between investment yields and interest crediting rates may be reduced as a result of the Company's decision to increase interest crediting rates to limit surrenders. Put swaptions, which allow the Company to enter into interest rate swap agreements to pay fixed rates and receive higher floating rates, effectively maintain the spread between investment yields and interest crediting rates during such periods.

         Premiums paid to purchase swaptions are included in investments and are amortized to net investment income over the exercise period of the swaptions. If a swaption is terminated, any gain is deferred and amortized to insurance and annuity benefits over the expected life of the insurance and annuity contracts and any unamortized premium is charged to income. If a swaption ceases to be an effective hedge, any gain or loss is recognized in income.

         Mortgage Dollar Roll and Reverse Repurchase Transactions. As part of its investment strategy, the Company enters into mortgage dollar rolls and reverse repurchase transactions (collectively "dollar rolls") principally to increase investment earnings and to improve liquidity. These transactions are typically terminable after 30 days and are accounted for as short-term investment borrowings, with the proceeds of such borrowings typically reinvested in short-term financial instruments. The dollar rolls are collateralized by mortgage-backed agency pass-throughs with fair values approximating the underlying loan value. There were no borrowings at December 31, 1998, compared to $419.7 million at December 31, 1997, which are included as "investment borrowings and payable for securities" in the accompanying balance sheet.

         Credit and Market Risk. Derivative financial instruments expose the Company to credit risk in the event of nonperformance by counterparties. The Company limits this exposure by entering into agreements with counterparties having high credit ratings and by regularly monitoring the ratings. The Company does not expect any counterparty to fail to meet its obligation; however, nonperformance would not have a material impact on the Company's results of operations and financial position.

         The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of the agreements and the related items being hedged.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
(FORMERLY WESTERN NATIONAL LIFE INSURANCE COMPANY)
NOTES TO FINANCIAL STATEMENTS - CONTINUED

SECURITY LENDING

         The Company enters into security lending arrangements which are held by State Street and Trust Co., Boston, MA. At December 31, 1998, this amount was $111.8 million, compared to $102.2 million at December 31, 1997.

COST OF INSURANCE PURCHASED

         The value of the cost of policies purchased is the actuarially determined present value of the projected future cash flows from the acquired policies.

         Expected future cash flows used in determining the cost of insurance purchased are based on actuarially determined projections of future premium collection, mortality, surrenders, benefit payments, operating expenses, changes in insurance liabilities, investment yields on the assets held to back such policy liabilities and other factors. These projections take into account all factors known or expected at the purchase date based on the collective judgment of the management of the Company. Actual experience on purchased business may vary from projections due to differences in renewal premiums collected, investment spread, investment gains (losses), mortality and morbidity costs and other factors. These variances from original projections, whether positive or negative, are included in net income as they occur. To the extent that these variances indicate that future cash flows will differ from those reflected in the scheduled amortization of the cost of policies purchased, current and future amortization is adjusted. Therefore, when the Company sells fixed maturities and recognizes a gain (loss) it also reduces (increases) the future investment spread because the proceeds from the sale of investments are reinvested at a lower (higher) earnings rate and amortization is increased (decreased) to reflect the change in the incidence of cash flows. The discount rate used to determine such value is the current rate of return the Company would require to justify the investment.

         The cost of policies purchased is amortized (with interest at the same rate credited to the insurance liabilities) based on the incidence of the expected cash flows. The Company reviews the carrying amount of CIP on at least an annual basis using the same methods used to evaluate deferred policy acquisition costs.

DEFERRED POLICY ACQUISITION COST

         Costs of producing new business (primarily commissions and certain costs of policy issuance and underwriting) which vary with and are primarily related to the production of new business, are deferred to the extent recoverable from future profits. Such costs are amortized with interest as follows:

        - For investment-type contracts, in relation to the present value of expected gross profits from these contracts, discounted using the interest rate credited to the policy;

        - For immediate annuities with mortality risks, in relation to the present value of benefits to be paid;

        - For traditional life contracts, in relation to future anticipated premium revenue using the same assumptions that are used in calculating the insurance liabilities.

         Recoverability of the unamortized balance of the deferred policy acquisition cost is evaluated regularly. For investment-type contracts, the accumulated amortization is adjusted (whether an increase or a decrease) whenever there is a material change in the estimated gross profits expected over the life of a block of business in order to maintain a constant relationship between cumulative amortization and the present value (discounted at the rate of interest that accrues to the policies) of expected gross profits. For most other contracts, the unamortized asset balance is reduced by a charge to income only when the sum of the present value of future cash flows and the policy liabilities is not sufficient to cover such asset balance. Expected gross profits used in determining the amortization pattern and recoverability of deferred policy acquisition cost is based on historical gross profits and management's estimates and assumptions regarding future investment spreads, maintenance expenses, and persistency of the block of business. The accuracy of the estimates and assumptions are impacted by several factors, including factors outside the control of management such as movements in interest rates and competition from other investment alternatives. It is reasonably possible that conditions impacting the estimates and assumptions will change and that such changes will result in future adjustments to deferred policy acquisition cost.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
(FORMERLY WESTERN NATIONAL LIFE INSURANCE COMPANY)
NOTES TO FINANCIAL STATEMENTS - CONTINUED

SEPARATE ACCOUNTS

         Separate accounts are assets and liabilities associated with certain contracts for which the investment risk lies primarily with the holder of the contract. Consequently, the insurer's liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to the separate accounts are excluded from the statements of income and cash flows. Assets held in the separate accounts are primarily shares in mutual funds, which are carried at fair value, based on the quoted net asset value per share.

INVESTMENT CONTRACTS AND INSURANCE LIABILITIES, RECOGNITION OF INSURANCE POLICY INCOME AND RELATED BENEFITS AND EXPENSES

         Reserves for universal life-type and investment-type contracts are based on the contract account balance, if future benefit payments in excess of the account balance are not guaranteed, or on the present value of future benefit payments when such payments are guaranteed.

         For investment contracts without mortality risk (such as deferred annuities and immediate annuities with benefits paid for a period certain) and for contracts that permit the Company or the insured to make changes in the contract terms (such as single premium whole life and universal life), premium deposits and benefit payments are recorded as increases or decreases in a liability account rather than as revenue and expense. Amounts charged against the liability account for the cost of insurance, policy administration and surrender penalties are recorded as revenues. Interest credited to the liability account and benefit payments made in excess of the contract liability account balance are charged to expense.

         Reserves for traditional and limited-payment contracts are generally calculated using the net level premium method and assumptions as to investment yields, mortality, withdrawals and dividends. The assumptions are based on projections of past experience and include provisions for possible adverse deviation. These assumptions are made at the time the contract is issued or, in the case of contracts acquired by purchase, at the purchase date.

         For traditional insurance contracts, premiums are recognized as income when due. Benefits and expenses are associated with earned premiums so as to result in their recognition over the premium-paying period of the contracts. Such recognition is accomplished through the provision for future policy benefits and the amortization of deferred policy acquisition costs.

         For contracts with mortality risk, but with premiums paid for only a limited period (such as single premium immediate annuities with benefits paid for the life of the annuitant), the accounting treatment is similar to traditional contracts. However, the excess of the gross premium over the net premium is deferred and recognized in relation to the present value of expected future benefit payments.

         Liabilities for incurred claims are determined using historical experience and represent an estimate of the present value of the ultimate net cost of all reported and unreported claims. Management believes these estimates are adequate. Such estimates are periodically reviewed and any adjustments are reflected in current operations.

INCOME TAXES

         The Company files a separate life insurance tax return. AGAIAS is included in the consolidated life/non-life tax return of AGC. Income taxes are allocated to AGAIAS on a separate return basis in accordance with the tax-sharing agreement between the companies included in the consolidated return.

         Deferred income taxes are provided for the future tax effects of temporary differences between the tax bases of assets and liabilities and their financial reporting amounts, measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets, if any, to their estimated realizable value.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
(FORMERLY WESTERN NATIONAL LIFE INSURANCE COMPANY)
NOTES TO FINANCIAL STATEMENTS - CONTINUED

COINSURANCE TRANSACTION

         On May 21, 1998, the Company acquired the in-force individual and tax sheltered annuity business of Provident Companies, Inc., a Delaware corporation, for approximately $27 million. Under the agreement, approximately $1.7 billion of assets and insurance liabilities were assumed by the Company under a coinsurance arrangement and resulted in cost of insurance purchased of $59.8 million. In addition, the results of operations associated with this transaction have been included in the accompanying financial statements from the effective date through December 31, 1998. This transaction was effective as of April 30, 1998.

RECLASSIFICATIONS

         Certain financial statement items presented in prior years have been reclassified to conform to the current year's presentation. Such reclassifications had no effect on net income or shareholder's equity.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
(FORMERLY WESTERN NATIONAL LIFE INSURANCE COMPANY)
NOTES TO FINANCIAL STATEMENTS - CONTINUED

2.  INVESTMENTS:

         The amortized cost, gross unrealized gains and losses, estimated fair value and carrying value of available-for-sale fixed maturities were as follows (dollars in millions):

                                                                         DECEMBER 31, 1998
                                                                         -----------------
                                                                        GROSS          GROSS         ESTIMATED
                                                       AMORTIZED      UNREALIZED     UNREALIZED         FAIR
                                                          COST          GAINS          LOSSES           VALUE
                                                       ----------     ----------     ----------      ----------
Available-for-sale:
  U.S. Treasury securities and obligations of U.S.
    Government corporations and agencies               $     96.5     $      1.8     $     (0.2)     $     98.1
  Obligations of states and political subdivisions          158.8           12.6           (0.0)          171.4
  Public utility securities                                 968.5           60.9           (0.3)        1,029.1
  Other corporate securities                              7,603.7          272.6          (90.3)        7,786.0
  Asset-backed securities                                   691.9           22.9           (5.1)          709.7
  Mortgage-backed securities                              3,578.2           63.0           (7.1)        3,634.1
                                                       ----------     ----------     ----------      ----------
      Total available-for-sale                         $ 13,097.6     $    433.8     $   (103.0)     $ 13,428.4
                                                       ==========     ==========     ==========      ==========

                                                                         PREDECESSOR BASIS
                                                                         DECEMBER 31, 1997
                                                                         -----------------
                                                                        GROSS          GROSS         ESTIMATED
                                                       AMORTIZED      UNREALIZED     UNREALIZED         FAIR
                                                          COST          GAINS          LOSSES           VALUE
                                                       ----------     ----------     ----------      ----------
Available-for-sale:
  U.S. Treasury securities and obligations of U.S.
    Government corporations and agencies               $    130.1     $      1.0     $     --        $    131.1
  Obligations of states and political subdivisions          185.7            9.4           (5.3)          189.8
  Public utility securities                               1,015.2           37.3          (14.6)        1,037.9
  Other corporate securities                              5,030.8          258.3          (32.9)        5,256.2
  Asset-backed securities                                   479.6           19.0           (0.9)          497.7
  Mortgage-backed securities                              2,793.7           88.4           (5.6)        2,876.5
                                                       ----------     ----------     ----------      ----------
      Total available-for-sale                         $  9,635.1     $    413.4     $    (59.3)     $  9,989.2
                                                       ==========     ==========     ==========      ==========

         The estimated fair value of below investment grade available-for-sale maturities included above were $790.5 million as of December 31, 1998, and $725.9 million as of December 31, 1997.

         The amortized cost and estimated fair value of fixed maturities by contractual maturity as of December 31, 1998, were as follows (dollars in millions):

                                                                   ESTIMATED
                                                AMORTIZED            FAIR
                                                   COST             VALUE
                                                ----------        ----------
Due in one year or less                         $     98.6        $     99.9
Due after one year through five years              1,490.5           1,519.2
Due after five years through ten years             3,869.8           3,931.7
Due after ten years                                4,060.5           4,243.5
                                                ----------        ----------
  Subtotal                                         9,519.4           9,794.3
Mortgage-backed securities                         3,578.2           3,634.1
                                                ----------        ----------
  Total fixed maturities                        $ 13,097.6        $ 13,428.4
                                                ==========        ==========

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
(FORMERLY WESTERN NATIONAL LIFE INSURANCE COMPANY)
NOTES TO FINANCIAL STATEMENTS - CONTINUED

         Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations, with or without call or prepayment penalties, and because most mortgage-backed securities provide for periodic payments throughout their lives.

         Net investment income consisted of the following (dollars in millions):

                                                                                              PREDECESSOR BASIS
                                                                             ---------------------------------------------------
                                                           TEN MONTHS        TWO MONTHS            YEAR                YEAR
                                                             ENDED              ENDED              ENDED               ENDED
                                                          DECEMBER 31,       FEBRUARY 28,       DECEMBER 31,        DECEMBER 31,
                                                              1998               1998               1997                1996
                                                              ----               ----               ----                ----
Fixed maturities                                           $  750.5           $  128.4           $  746.2            $  656.8
Equity securities                                               0.8                0.7                0.4                 0.8
Mortgage loans                                                  7.5                1.2                7.9                 9.7
Credit-tenant loans                                            15.0                3.0               17.7                19.8
Policy loans                                                    4.2                0.6                3.9                 4.1
Other invested assets                                           5.6                1.1               16.9                15.3
Short-term investments and cash and cash
  equivalents                                                  32.1                5.2               18.6                 6.8
                                                           --------           --------           --------            --------
   Gross investment income                                    815.7              140.2              811.6               713.3
 Investment expenses                                          (10.7)              (1.1)              (4.3)               (3.2)
 Interest expense on dollar rolls                             (29.9)              (4.3)             (17.8)               (8.1)
                                                           --------           --------           --------            --------
     Total investment expenses                                (40.6)              (5.4)             (22.1)              (11.3)

   Net investment income                                   $  775.1           $  134.8           $  789.5            $  702.0
                                                           ========           ========           ========            ========

         The Company had no investments on nonaccrual status nor any fixed maturities in default as to the payment of principal or interest at December 31, 1998 and 1997. The Company had impairment write-downs of $5.0 million in 1998, compared to no write-downs in 1997, and write-downs of $5.6 million in 1996.

         Net realized investment losses were as follows (dollars in millions):

                                                                                              PREDECESSOR BASIS
                                                                             ---------------------------------------------------
                                                           TEN MONTHS        TWO MONTHS            YEAR                YEAR
                                                             ENDED              ENDED              ENDED               ENDED
                                                          DECEMBER 31,       FEBRUARY 28,       DECEMBER 31,        DECEMBER 31,
                                                              1998               1998               1997                1996
                                                              ----               ----               ----                ----
Fixed maturities:
  Gross realized gains                                     $   21.2           $    5.9           $   29.9            $   34.0
  Gross realized losses                                       (38.0)             (10.2)             (47.5)              (25.6)
  Decline in net realizable value that is other
    than Temporary                                             (5.0)              --                 --                  (5.6)
                                                           --------           --------           --------            --------
                                                              (21.8)              (4.3)             (17.6)                2.8
Mortgages loans                                                --                 --                 --                  (0.2)
Other                                                          --                 --                  1.4                --
                                                           --------           --------           --------            --------
  Net realized investment gains (losses) before expenses      (21.8)              (4.3)             (16.2)                2.6
Investment expenses                                            (4.4)              (1.6)              (6.5)               (4.9)
                                                           --------           --------           --------            --------
  Net realized investment losses                           $  (26.2)          $   (5.9)          $  (22.7)           $   (2.3)
                                                           ========           ========           ========            ========

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
(FORMERLY WESTERN NATIONAL LIFE INSURANCE COMPANY)
NOTES TO FINANCIAL STATEMENTS - CONTINUED

         Changes in unrealized appreciation on investments carried at estimated fair value, net of the effects on other balance sheet accounts, were as follows (dollars in millions):

                                                                                            PREDECESSOR BASIS
                                                                             -------------------------------------------------
                                                           TEN MONTHS        TWO MONTHS            YEAR              YEAR
                                                             ENDED              ENDED              ENDED             ENDED
                                                          DECEMBER 31,       FEBRUARY 28,       DECEMBER 31,      DECEMBER 31,
                                                              1998               1998               1997              1996
                                                              ----               ----               ----              ----
Investments carried at estimated fair value:
   Available-for-sale fixed maturities                     $  119.0           (142.3)           $  250.0            $ (238.1)
  Equity securities                                             1.6              0.3                 0.3                --
   Other                                                       --               --                   1.3               (10.1)
                                                           --------         --------            --------            --------
 Change in unrealized appreciation, gross                     120.6           (142.0)              251.6              (248.2)
Less effect on other balance sheet accounts:
  Cost of insurance purchased                                  72.8            (62.7)              (37.7)               18.9
  Deferred policy acquisition costs                           (32.1)            99.1               (71.0)               68.3
  Insurance liabilities                                        --               --                  --                  36.3
   Other liabilities                                           --               (1.1)               (3.3)               (7.8)
  Deferred income taxes                                       (56.4)            37.3               (48.8)               46.4
                                                           --------         --------            --------            --------
 Change in unrealized appreciation, net                    $  104.9         $  (69.4)           $   90.8            $  (86.1)
                                                           ========         ========            ========            ========

MORTGAGE LOANS

         Approximately 70% of the commercial mortgages were on properties located in four states - New Jersey (34%), Texas (14%), Florida (11%), and North Carolina (11%), respectively. No other state comprised greater than 10% of the total commercial mortgage loan balance. During 1998 and 1997 the Company did not recognize any realized losses on mortgage loans compared to $0.2 million in 1996.

         At December 31, 1998, the Company held $197.4 million, or 1.4% of total invested assets, of credit-tenant loans ("CTLs") compared to $217.0 million at year-end 1997. CTLs are mortgage loans for commercial properties which require, as stipulated by the Company's underwriting guidelines, (i) the lease of the principal tenant to be assigned to the Company (including the direct receipt by the Company of the tenant's lease payments) and to produce adequate cash flow to fund the requirements of the loan and (ii) the principal tenant (or the guarantor of such tenant's obligations) to have a credit rating of generally at least "BBB" or its equivalent. The underwriting guidelines take into account such factors as the lease terms on the subject property; the borrower's management ability, including business experience, property management capabilities and financial soundness; and such economic, demographic or other factors that may affect the income generated by the property or its value. The underwriting guidelines also require a loan-to-value ratio of 75% or less. Because CTLs are principally underwritten on the basis of the creditworthiness of the tenant rather than on the value of the underlying property, they are classified as a separate class of securities for financial reporting purposes. As with commercial mortgage loans, CTLs are additionally secured by liens on the underlying property.

DERIVATIVE FINANCIAL INSTRUMENTS

         Interest rate swap agreements related to investment securities at December 31, 1998 were as follows (dollars in millions):

         Interest rate swap agreements to pay fixed rate:           Interest rate swap agreements to receive fixed rate:
         Notional amount                   $55.0                    Notional amount                        $80.0
         Average receive rate               6.73%                   Average receive rate                    6.73%
         Average pay rate                   6.88%                   Average pay rate                        5.31%

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
(FORMERLY WESTERN NATIONAL LIFE INSURANCE COMPANY)
NOTES TO FINANCIAL STATEMENTS - CONTINUED

        The Company's interest rate swaps had an estimated fair value of a positive $0.5 million and $1.1 million at year-end 1998 and 1997, respectively.

         During 1998, the Company purchased call swaptions and put swaptions that expire by 2000. The call swaptions had a notional amount of $640 million and an average strike rate of 4.14% at December 31, 1998. The put swaptions had a notional amount of $1.1 billion and an average strike rate of 8.33% at December 31, 1998. Should the strike rates remain below market rates for call swaptions and above market rates for put swaptions, the swaptions will expire, and the Company's exposure would be limited to the premiums paid.

3.  REINSURANCE:

         In the normal course of business, the Company seeks to limit its exposure to loss on any single policy and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $0.8 million. To the extent that reinsuring companies are unable to meet obligations under these agreements, the Company remains contingently liable. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Assets and liabilities relating to reinsurance contracts are reported gross of the effects of reinsurance. Reinsurance receivables and prepaid reinsurance premiums, including amounts related to insurance liabilities, are reported as assets.

         Direct and assumed life insurance in force totaled $444.5 million, $495.8 million, and $561.5 million at December 31, 1998, 1997 and 1996, respectively and ceded life insurance in force totaled $195.6, $212.8 million, and $247.6 million at December 31, 1998, 1997 and 1996, respectively.

         The cost of ceded policies containing mortality risks totaled $1.3 in 1998, $1.2 million in 1997, and $1.5 million in 1996, and was deducted from insurance premium revenue. Reinsurance recoveries netted against insurance policy benefits totaled $0.4 million, $1.5 million, and $1.4 million in 1998, 1997, and 1996, respectively.

         In October 1995, the Company and American General Life Insurance Company ("AG Life") entered into a modified coinsurance agreement. Under the agreement, AG Life issues SPIAs, and 50% of each risk is reinsured to the Company. Under this arrangement, the Company reports its pro rata share of premiums and shares in its pro rata portion of the gain or loss on policies sold. Pursuant to this arrangement, the Company assumed premiums of $51.7 million, $126.3 million and $90.9 million for the years ended December 31, 1998, 1997 and 1996, respectively. The arrangement resulted in $52.0 million, $126.8 million and $91.3 million of revenues and expenses for the Company in 1998, 1997 and 1996, respectively. As of December 31, 1998 and 1997, the funds held by the Company and the insurance liabilities resulting from this agreement were $269.4 million and $219.5 million, respectively.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
(FORMERLY WESTERN NATIONAL LIFE INSURANCE COMPANY)
NOTES TO FINANCIAL STATEMENTS - CONTINUED

4.  INCOME TAXES:

The components of income tax included in the balance sheet are as follows (dollars in millions):

                                                                   PREDECESSOR BASIS
                                                   DECEMBER 31,       DECEMBER 31,
                                                       1998              1997
                                                   ------------    -----------------
Deferred income tax liabilities:
  Deferred policy acquisition costs and
     cost of insurance purchased                     $ 175.9            $ 176.0
  Basis differential of investments                    141.1               89.8
  Other                                                  5.8               --
                                                     -------            -------
    Gross deferred income tax liabilities              322.8              265.9
Deferred income tax assets:
  Insurance liabilities                                196.8              105.4
  Other                                                 --                  6.7
                                                     -------            -------
    Gross deferred income tax assets                   196.8              112.1

Net deferred income tax liabilities                  $ 126.0            $ 153.8
                                                     =======            =======

Income tax expense was as follows:

                                                                          PREDECESSOR BASIS
                                                           ------------------------------------------------
                                       TEN MONTHS          TWO MONTHS
                                          ENDED               ENDED              YEAR               YEAR
                                       DECEMBER 31,        FEBRUARY 28,          ENDED              ENDED
                                           1998               1998               1997               1996
                                           ----               ----               ----               ----
Current tax provision                    $   39.8           $    7.7           $   55.8            $   31.6
Deferred tax provision                        5.4                2.8                9.1                27.5
                                         --------           --------           --------            --------
Income tax expense                       $   45.2           $   10.5           $   64.9            $   59.1
                                         ========           ========           ========            ========

        Income tax expense differed from that computed at the applicable federal statutory rate (35% during 1998, 1997 and 1996) for the following reasons:

                                                                    PREDECESSOR BASIS
                                                          ------------------------------------
                                           TEN MONTHS     TWO MONTHS
                                              ENDED          ENDED        YEAR         YEAR
                                           DECEMBER 31,   FEBRUARY 28,    ENDED        ENDED
                                               1998           1998        1997         1996
                                               ----           ----        ----         ----
Federal tax on income before income
  taxes at statutory rates                   $   39.3      $   10.5     $   63.1     $   59.1
State taxes                                       1.1          --            1.4          0.3
Amortization of goodwill                          6.9          --           --           --
 Various adjustments                             (2.1)         --            0.4         (0.3)
                                             --------      --------     --------     --------
   Income tax expense                        $   45.2      $   10.5     $   64.9     $   59.1
                                             ========      ========     ========     ========

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
(FORMERLY WESTERN NATIONAL LIFE INSURANCE COMPANY)
NOTES TO FINANCIAL STATEMENTS - CONTINUED

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS:

         SFAS 107, "Disclosures about Fair Values of Financial Instruments", requires disclosures of fair value information about financial instruments, and includes assets and liabilities recognized or not recognized in the balance sheet, for which it is practicable to estimate their fair value. In cases where quoted market prices are not available, fair values are based on estimates using discounted cash flow or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rates and estimates of the amount and timing of future cash flows. SFAS 107 excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements, such as the amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

         The following methods and assumptions were used by the Company in determining estimated fair values of financial instruments:

         FIXED MATURITIES AND EQUITY SECURITIES: The estimated fair values of fixed maturities and equity securities are based on quoted market prices, where available. For fixed maturities and equity securities not actively traded, the estimated fair values are determined using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market rate commensurate with the credit quality, prepayment optionality and maturity of the respective securities.

         SHORT-TERM INVESTMENTS: The carrying values approximate estimated fair value.

         MORTGAGE LOANS, CREDIT-TENANT LOANS, AND POLICY LOANS: The estimated fair values for mortgage loans, CTLs and policy loans are determined by discounting future expected cash flows using interest rates currently being offered for similar loans to borrowers with similar credit ratings.

         OTHER INVESTED ASSETS: The estimated fair values are determined using quoted market prices for similar instruments.

         INVESTMENT CONTRACTS: The estimated fair values are determined using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The estimated fair values of investment contracts were approximately equal to the carrying values as of December 31, 1998 and 1997, because interest rates credited on the vast majority of account balances approximate current rates paid on similar investments and are not generally guaranteed beyond one year. Fair values for the Company's insurance liabilities other than those for investment-type insurance contracts are not required to be disclosed. However, the estimated fair values of liabilities for all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
(FORMERLY WESTERN NATIONAL LIFE INSURANCE COMPANY)
NOTES TO FINANCIAL STATEMENTS - CONTINUED

         INVESTMENT BORROWINGS: The carrying values approximate estimated fair value.

         The estimated fair values and carrying values of the Company's financial instruments were as follows:

                                                                                       DECEMBER 31,
                                                                                       ------------
                                                                          1998                              1997
                                                                          ----                              ----
                                                                 FAIR            CARRYING          FAIR            CARRYING
                                                                 VALUE            VALUE            VALUE            VALUE
                                                                 -----            -----            -----            -----
                                                                                   (DOLLARS IN MILLIONS)
                                                                                                      PREDECESSOR BASIS
                                                                                                      -----------------
ASSETS:
  Fixed maturities                                              $13,428.4        $13,428.4        $ 9,989.2        $ 9,989.2
  Equity securities                                                  26.2             26.2             23.8             23.8
  Mortgage loans                                                    124.5            119.6            105.6            102.5
  Credit-tenant loans                                               223.7            197.4            222.9            217.0
  Policy loans                                                       78.1             87.4             55.6             61.8
  Other invested assets                                              64.8             64.8             20.0             20.0
  Short-term investments                                              9.8              9.8                -                -
LIABILITIES:
  Insurance liabilities for investment contracts                 10,933.2         11,750.9          7,796.5          8,294.2
  Investment borrowings                                               0.6              0.6            434.6            434.6

6.  SHAREHOLDER'S EQUITY:

        Generally, dividends that can be paid by the Company during any twelve-month period cannot exceed the greater of statutory net gain from operations (excluding realized gains on investments) for the preceding year or 10% of statutory surplus at the end of the preceding year. In 1999, the Company can pay dividends of up to $94.6 million.

7.  COMMITMENTS AND CONTINGENCIES:

COMMITMENTS

        The Company leases office space and equipment under noncancellable operating leases. The approximate future minimum lease rental commitments under such leases as of December 31, 1998 are as follows (dollars in thousands):

     YEAR ENDING DECEMBER 31,
     ------------------------
               1999                                $  733
               2000                                   674
               2001                                   615
               2002                                   598
               2003                                   581
                Thereafter                            242
                                                   ------
                                                   $3,443
                                                   ======

        Rent expense was $799,000, $946,000 and $1,018,000 in 1998, 1997, and
1996, respectively.

        Until May 1, 1998, the Company was committed to reimburse the AGA Series Trust (formerly WNL Series Trust) for administrative expenses in excess of .12% of the market value of investments related to variable annuity policies issued by the Company. During 1998, 1997 and 1996, the Company incurred approximately $0.8 million, $0.9 million and $0.6 million respectively, related to this commitment.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
(FORMERLY WESTERN NATIONAL LIFE INSURANCE COMPANY)
NOTES TO FINANCIAL STATEMENTS - CONTINUED

CONTINGENCIES

         Assessments are levied on the Company from time to time by guaranty fund associations of states in which it is licensed to provide for payment of covered claims or to meet other insurance obligations, subject to prescribed limits, of insolvent insurance enterprises. Assessments are allocated to an insurer based on the ratio of premiums written by an insurer to total premiums written in the state. The terms of the assessments depend on how each guaranty fund association elects to fund its obligations. Assessments levied by certain states may be recoverable through a reduction in future premium taxes. The Company provides a liability, and estimates premium tax offsets, for estimated future assessments of known insolvencies. Included in other liabilities is a reserve for guaranty fund assessments of $11.2 million, $16.6 million, and $22.1 million in 1998, 1997, and 1996, respectively. The Company determines guaranty fund liabilities by utilizing a report prepared annually by the National Organization of Life and Health Insurance Guaranty Associations which provides estimates of assessments by insolvency. Although management believes the provision for guaranty fund assessments is adequate for all known insolvencies, and does not currently anticipate the need for any material additions to the reserve for known insolvencies. However, it is reasonably possible that the estimates on which the provision is based will change and that such changes will result in future adjustments.

         From time to time, the Company is involved in lawsuits which are related to its operations. In most cases, such lawsuits involve claims under insurance policies or other contracts of the Company. None of the lawsuits currently pending, either individually or in the aggregate, is expected to have a material effect on the Company's financial condition or results of operations.

8.  EMPLOYEE BENEFIT PLANS:

         The Company participates in several employee benefit plans which together cover substantially all of its employees. The amounts related to the pension plans were not significant to the Company operations.

9.  RELATED PARTY TRANSACTIONS:

         The Company and several of its affiliates have entered into contracts indefinite in duration for the performance of various services. These services include mortgage loan origination and servicing, and various other routine business services or materials which may be provided to the Company. All other agreements are cost allocation agreements, based upon generally accepted accounting principles, involving the Company with its parent or any affiliated insurer.

         The Company from time to time borrows funds from American General Corporation under an intercompany borrowing agreement. These borrowings are on demand and are unsecured. Interest charges on the average borrowings each quarter are based upon an average commercial paper rate.

         In addition, the Company pays management fees for affiliated service expenses. These expenses are allocated by American General Corporation to the Company. In 1998, the Company paid $11.4 million for investment management fees and $1.1 million for data processing services.

         In 1998, the Company received capital contributions from its parent of $170.8 million. In 1998, there was a note issued of $100.0 million to American General Corporation.

         See Note 3 for a description of the modified coinsurance agreement with AG Life.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
(FORMERLY WESTERN NATIONAL LIFE INSURANCE COMPANY)
NOTES TO FINANCIAL STATEMENTS - CONTINUED

10.  OTHER OPERATING STATEMENT DATA:

         Premiums and other considerations consisted of the following (dollars in millions):

                                                                                        PREDECESSOR BASIS
                                                                          -------------------------------------------------
                                                       TEN MONTHS         TWO MONTHS
                                                          ENDED              ENDED               YEAR                YEAR
                                                       DECEMBER 31,       FEBRUARY 28,           ENDED               ENDED
                                                           1998               1998               1997                1996
                                                           ----               ----               ----                ----
Premiums collected                                       $2,290.1           $  349.5           $2,051.1            $1,625.5
Reinsurance ceded                                            (1.1)              (0.2)              (1.2)               (1.5)
                                                         --------           --------           --------            --------
Premiums collected, net                                   2,289.0              349.3            2,049.9             1,624.0
Less premiums on universal life and
  Investment contracts without mortality
  Risk which are recorded as additions to
   Insurance liabilities                                 (2,184.6)            (347.4)          (2,040.8)           (1,613.4)
                                                         --------           --------           --------            --------

Premiums on products with mortality
  Risk,  recorded as insurance policy income                104.4                1.9                9.1                10.6
Reinsurance assumed                                          33.5               12.6              109.4                71.1
Amortization of deferred revenue                              0.2                0.1                0.6                 0.5
Fees and surrender charges                                    9.5                1.3                6.9                 4.4
Other                                                         3.0               (2.0)               0.9                 4.4
                                                         --------           --------           --------            --------
Premiums and other considerations                        $  150.6           $   13.9           $  126.9            $   91.0
                                                         ========           ========           ========            ========

The changes in cost of insurance purchased (CIP) were as follows (dollars in millions):

                                                                                        PREDECESSOR BASIS
                                                                          -------------------------------------------------
                                                       TEN MONTHS         TWO MONTHS
                                                          ENDED              ENDED               YEAR                YEAR
                                                       DECEMBER 31,       FEBRUARY 28,           ENDED               ENDED
                                                           1998               1998               1997                1996
                                                           ----               ----               ----                ----
Balance, beginning of period before effect of
  fair value adjustments of available for sale
  fixed maturities                                       $  400.9           $   66.5           $   71.5            $   75.8
Acquisition of new business                                  59.8               --                 --                  --
 Scheduled amortization                                     (33.4)              (0.8)              (5.0)               (4.3)
Amortization related to realized gains and losses            (2.2)              --                 --                  --
                                                         --------           --------           --------            --------
                                                            425.1               65.7               66.5                71.5

Adjustment for the acquisition (a)                           --                335.2               --                  --
Balance, end of period before effect of fair value
   adjustments of available for sale fixed                  425.1              400.9               66.5                71.5
maturities
Effect of fair value adjustment of available for
    sale fixed maturities                                   (48.7)            (121.5)             (58.8)              (21.1)
                                                         --------           --------           --------            --------
Balance, end of period                                   $  376.4           $  279.4           $    7.7            $   50.4
                                                         ========           ========           ========            ========

        (a) Represents the incremental amount necessary to recognize the new CIP asset attributable to the 1998 acquisition.

        CIP amortization, net of accretion and additions, expected to be recorded in cash over the next five years is $41.9 million, $40.2 million, $37.6 million, $34.4, and $31.2 million.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
(FORMERLY WESTERN NATIONAL LIFE INSURANCE COMPANY)
NOTES TO FINANCIAL STATEMENTS - CONTINUED

         The changes in the deferred policy acquisition cost were as follows (dollars in millions):

                                                                                        PREDECESSOR BASIS
                                                                          ------------------------------------------------
                                                       TEN MONTHS         TWO MONTHS
                                                          ENDED              ENDED               YEAR                YEAR
                                                       DECEMBER 31,       FEBRUARY 28,           ENDED               ENDED
                                                           1998               1998               1997                1996
                                                           ----               ----               ----                ----
Balance, beginning of period before effect of
  fair value adjustments of available for sale
  fixed maturities                                      $  146.7           $  517.1           $  408.3            $  325.1
Acquisition costs incurred                                 147.2               22.4              147.6               120.7
 Scheduled amortization                                    (13.4)              (8.4)             (42.8)              (36.9)
 Amortization related to realized gains and losses          (0.8)               1.2                4.0                (0.6)
                                                        --------           --------           --------            --------
                                                           279.7              532.3              517.1               408.3

Adjustment for the acquisition (a)                          --               (385.6)              --                  --
Balance, end of period before effect of fair value
  adjustments of available for sale fixed maturities       279.7              146.7              517.1               408.3
Effect of fair value adjustment of available for
   sale fixed maturities                                   (32.1)              --                (99.1)              (28.1)
                                                        --------           --------           --------            --------
Balance, end of period                                  $  247.6           $  146.7           $  418.0            $  380.2
                                                        ========           ========           ========            ========

        (a) Represents the necessary elimination of the historical DPAC asset required by purchase accounting.

11.  STATUTORY INFORMATION:

        Statutory accounting practices prescribed or permitted for the Company by regulatory authorities differ from generally accepted accounting principles. The Company reported the following amounts to regulatory agencies:

                                             DECEMBER 31,
                                             ------------
                                           1998         1997
                                         --------     -------
                                         (DOLLARS IN MILLIONS)
Statutory capital and surplus            $  823.1     $ 638.7
Asset valuation reserve                     135.9       116.4
Interest maintenance reserve                100.4       105.4
                                         --------     -------
  Total                                  $1,059.4     $ 860.5
                                         ========     =======

        Statutory accounting practices require that certain investment-related portions of surplus, called the asset valuation reserve ("AVR") and the interest maintenance reserve ("IMR"), be appropriated and reported as liabilities. The purpose of these reserves is to stabilize statutory surplus against fluctuations in the market value of investments. The AVR captures realized and unrealized investment gains and losses related to changes in creditworthiness. The IMR captures realized investment gains and losses on debt instruments resulting from changes in interest rates and provides for subsequent amortization of such amounts into statutory net income on a basis reflecting the remaining life of the assets sold.

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
(FORMERLY WESTERN NATIONAL LIFE INSURANCE COMPANY)
NOTES TO FINANCIAL STATEMENTS - CONTINUED

         Statutory financial statements differ from GAAP. Significant differences were as follows (dollars in millions):

                                                                                        PREDECESSOR BASIS
                                                                          -------------------------------------------------
                                                       TEN MONTHS         TWO MONTHS
                                                          ENDED              ENDED               YEAR                YEAR
                                                       DECEMBER 31,       FEBRUARY 28,           ENDED               ENDED
                                                           1998               1998               1997                1996
                                                           ----               ----               ----                ----
Net income:
  Statutory net gain from operations                     $   70.5           $   24.1           $   76.3            $   39.2
  Deferred policy acquisition costs and cost of
     insurance purchased                                    110.0               13.5              103.1                78.9
  Income taxes                                               (9.9)              (2.8)              (9.1)              (23.8)
  Adjustment to policy reserves                             (57.7)             (13.4)             (58.1)               (1.5)
  Goodwill amortization                                     (19.7)               0.0                0.0                 0.0
  Net realized gains/investments                            (33.4)              (1.3)              (3.6)               11.4
  Other, net                                                  7.3               (0.6)               6.7                 5.8
                                                         --------           --------           --------            --------
GAAP net income                                          $   67.1           $   19.5           $  115.3            $  110.0
                                                         ========           ========           ========            ========

Shareholder's equity:
  Statutory capital and surplus                          $  823.1           $  663.4           $  638.7            $  572.4
  Deferred policy acquisition costs and cost of
     insurance purchased                                    624.0              445.8              425.7               430.6
  Income taxes                                             (129.2)            (155.6)            (156.2)              (95.8)
  Adjustments to policy reserves                           (484.7)            (207.8)            (195.5)             (136.5)
  Acquisition-related goodwill                              898.8                0.0                0.0                 0.0
  Asset valuation reserve                                   135.9              116.4              116.4               109.0
  Interest maintenance reserve                              100.4              105.4              105.4               104.4
  Investments                                               435.4              357.4              376.6               133.7
  Adjustment for the acquisition                              0.0              688.9                0.0                 0.0
  Other, net                                                (45.6)               1.4               (0.2)              (22.8)
                                                         --------           --------           --------            --------
Total GAAP shareholder's equity                          $2,358.1           $2,015.3           $1,310.9            $1,095.0
                                                         ========           ========           ========            ========

12.  YEAR 2000 CONTINGENCY (UNAUDITED)

        Internal Systems. The Company has numerous technology systems that are managed on a decentralized basis. The Company's Year 2000 readiness efforts are therefore being undertaken by its key business units with centralized oversight. Each business unit has developed and is implementing a plan to minimize the risk of a significant negative impact on its operations.

        While the specifics of the plans vary, the plans include the following activities: (1) perform an inventory of the Company's information technology and non-information technology systems; (2) assess which items in the inventory may expose the Company to business interruptions due to Year 2000 issues; (3) reprogram or replace systems that are not Year 2000 ready, (4) test systems to prove that they will function into the next century as they do currently, and
(5) return the system to operations. As of December 31, 1998, these activities have been completed for substantially all of the Company's critical systems, making them Year 2000 ready. Vendor upgrades for a small number of systems are expected in the first half of 1999; therefore, activities (3) through (5) are ongoing for these systems. The Company will continue to test its systems throughout 1999 to maintain Year 2000 readiness.

        Third Party Relationships. The Company has relationships with various third parties who also must be Year 2000 ready. These third parties provide (or receive) resources and services to (or from) the Company and include organizations with which the Company exchanges information. Third parties include vendors of hardware, software, and information services; providers of infrastructure services such as voice and data communications and utilities for office facilities; investors; customers; distribution channels; and joint venture partners. Third parties differ from internal systems in that the Company

AMERICAN GENERAL ANNUITY INSURANCE COMPANY
(FORMERLY WESTERN NATIONAL LIFE INSURANCE COMPANY)
NOTES TO FINANCIAL STATEMENTS - CONTINUED

exercises less, or no, control over their Year 2000 readiness. The Company has developed a plan to assess and attempt to mitigate the risks associated with the potential failure of third parties to achieve Year 2000 readiness. The plan includes the following activities: (1) identify and classify third party dependencies; (2) research, analyze, and document Year 2000 readiness for critical third parties; and (3) test critical hardware and software products and electronic interfaces. A more detailed evaluation will be completed during first quarter 1999 as part of the Company's contingency planning efforts. Due to the various stages of third parties' Year 2000 readiness, the Company's testing activities will extend throughout 1999.

        Contingency Plans. The Company has commenced contingency planning to reduce the risk of Year 2000 related business failures. The contingency plans, which address both internal systems and third party relationships, include the following activities: (1) evaluate the consequences of failure of business processes with significant exposure to Year 2000 risk, (2) determine the probability of a Year 2000-related failure for those processes that have a high consequence of failure; (3) develop an action plan to complete contingency plans for those processes that rank high in consequence and probability of failure; and (4) complete the applicable action plans. The Company is currently developing contingency plans and expects to substantially complete all contingency-planning activities by April 30, 1999.

        Risks and Uncertainties. Based on its plans to make internal systems ready for Year 2000, to deal with third party relationships, and to develop contingency actions, the Company believes that it will experience at most isolated and minor disruptions of business processes following the turn of the century. Such disruptions are not expected to have a material effect on the Company's future results of operations, liquidity, or financial condition. However, due to the magnitude and complexity of this project, risks and uncertainties exist and the Company is not able to predict a most reasonably likely worst case scenario. If Year 2000 readiness is not achieved due to nonperformance by significant third party vendors, the Company's failure to maintain critical systems as Year 2000 ready, failure of critical third parties to achieve Year 2000 readiness on a timely basis, or other unforeseen circumstances in completing the Company's plans, the Year 2000 issues could have a material adverse impact on the Company's operations following the turn of the century.

        Costs. Through December 31, 1998, the Company has incurred and expensed $1 million (pretax) related to Year 2000 readiness, all of which was incurred in 1998. The Company currently anticipates that it will incur future costs of approximately $0.6 million (pretax) to maintain Year 2000 readiness, complete Year 2000 work on noncritical systems and third party relationships, and complete contingency planning activities. In addition, the Company accelerated the planned replacement of certain systems as part of the Year 2000 plans.

                         REPORT OF INDEPENDENT AUDITORS
                         ON FINANCIAL STATEMENT SCHEDULE


To the Board of Directors of
American General Annuity Insurance Company

         Our report on the financial statements of American General Annuity Insurance Company, formerly known as Western National Life Insurance Company, is included on page F-3 of this Form N-4. In connection with our audit of such financial statements, we have also audited the related financial statement schedule as of December 31, 1996 and for the year then ended listed in the index on page F-1 of this Form N-4.

         In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information required to be included therein.


                                      Coopers & Lybrand L.L.P.

Houston, Texas
February 5, 1997

                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                                   SCHEDULE IV

                                   REINSURANCE

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                   PREDECESSOR BASIS
                                                  -------------------
                                      1998         1997         1996
                                     ------       ------       ------
                                           (DOLLARS IN MILLIONS)
LIFE INSURANCE IN FORCE:
  Direct                             $443.1       $494.1       $559.3
  Assumed                               1.4          1.8          2.2
  Ceded                              (195.6)      (212.8)      (247.6)
                                     ------       ------       ------
    Net insurance in force           $248.9       $283.1       $313.9
                                     ======       ======       ======
    Percentage of assumed to net        0.6%         0.6%         0.7%

                                                                                          PREDECESSOR BASIS
                                                                          ------------------------------------------------
                                                         TEN MONTHS       TWO MONTHS
                                                            ENDED            ENDED               YEAR                YEAR
                                                         DECEMBER 31,     FEBRUARY 28,           ENDED               ENDED
                                                             1998             1998               1997                1996
                                                         ------------     ------------           -----               -----
                                                                              (DOLLARS IN MILLIONS)
PREMIUMS RECORDED AS REVENUE FOR GENERALLY
  ACCEPTED ACCOUNTING PRINCIPLES:
  Premiums and other considerations, gross               $  118.2           $    1.5           $   18.7            $   21.4
  Assumed                                                    33.5               12.6              109.4                71.1
  Ceded                                                      (1.1)              (0.2)              (1.2)               (1.5)
                                                         --------           --------           --------            --------
    Net premiums                                         $  150.6           $   13.9           $  126.9            $   91.0
                                                         ========           ========           ========            ========
  Percentage of assumed to net                               22.2%              90.1%              86.2%               78.1%

                                      FINANCIAL STATEMENTS

                           AMERICAN GENERAL ANNUITY INSURANCE COMPANY
                                     AGA SEPARATE ACCOUNT A

                                  YEAR ENDED DECEMBER 31, 1998

                   American General Annuity Insurance Company
                             AGA Separate Account A

                              Financial Statements


                          Year ended December 31, 1998





                                    CONTENTS

Report of Independent Auditors.................................................1

Audited Financial Statements

Statement of Assets and Liabilities............................................2
Statement of Operations........................................................6
Statement of Changes in Net Assets............................................10
Notes to Financial Statements.................................................16

                         Report of Independent Auditors

Board of Directors and Contract Owners
American General Annuity Insurance
 Company

We have audited the accompanying statement of assets and liabilities of AGA Separate Account A (comprising, respectively, the State Street Global Advisors Money Market, State Street Global Advisors Growth Equity, Credit Suisse Growth and Income, Credit Suisse International Equity, Van Kampen American Capital Emerging Growth, Salomon Brothers U.S. Government Securities, Elite Value Asset Allocation, Oppenheimer Growth and Income, Oppenheimer Growth, Oppenheimer Small Cap, Oppenheimer High Income, Templeton Developing Markets, Templeton International, AIM VI Capital Appreciation, and AIM VI Diversified Income Portfolios) (the "Company") as of December 31, 1998, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 1998, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting AGA Separate Account A as of December 31, 1998, the results of their operations for the year ended December 31, 1998, and the changes in their net assets for each of the two years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.


Houston, Texas
February 15, 1999

                   American General Annuity Insurance Company
                             AGA Separate Account A

                       Statement of Assets and Liabilities


                                December 31, 1998


                                                           STATE STREET
                                           STATE STREET       GLOBAL       CREDIT SUISSE    CREDIT SUISSE
                                         GLOBAL ADVISORS     ADVISORS       GROWTH AND      INTERNATIONAL
                                           MONEY MARKET    GROWTH EQUITY      INCOME           EQUITY
                                            PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO
                                         ---------------   -------------   -------------    -------------
ASSETS
Investments:
   Net asset value per share             $          1.00   $    16.57480   $    13.89493    $    10.22663
                                         ===============   =============   =============    =============
   Number of shares                        9,253,686.480     935,256.096   1,202,821.643      586,308.409
                                         ===============   =============   =============    =============
   Identified cost                       $     9,253,686   $  12,981,054   $  15,300,096    $   6,177,632
                                         ===============   =============   =============    =============
   Market value                          $     9,253,686   $  15,501,683   $  16,713,123    $   5,995,959
                                         ===============   =============   =============    =============
Net assets                               $     9,253,686   $  15,501,683   $  16,713,123    $   5,995,959
                                         ===============   =============   =============    =============

Net assets attributable to:
   Contract owners                       $     9,135,649   $  11,476,776   $  13,325,093    $   3,491,883
   American General Annuity Insurance
      Company                                    118,037       4,024,907       3,388,030        2,504,076
                                         ---------------   -------------   -------------    -------------
                                         $     9,253,686   $  15,501,683   $  16,713,123    $   5,995,959
                                         ===============   =============   =============    =============

Accumulation units of contract owners:
   Standard benefit units                    669,177.195     542,282.250     712,462.456      262,854.312
   Enhanced benefit units                     71,388.927      45,199.956      94,362.916       27,231.843
   Bonus benefit units                        76,341.784      17,008.926      25,644.192        2,471.687

Accumulation value per unit:
   Standard benefit units                $     11.289602   $   19.230786    $  16.187812    $   11.964095
   Enhanced benefit units                      11.235111       19.138038       16.109724        11.906346
   Bonus benefit units                         10.202042       10.772225       10.595938         9.239698



See accompanying notes.

                   American General Annuity Insurance Company
                             AGA Separate Account A

                 Statement of Assets and Liabilities (continued)


                                December 31, 1998


                                            VAN KAMPEN
                                             AMERICAN         SALOMON
                                             CAPITAL        BROTHERS U.S.    ELITE VALUE     OPPENHEIMER
                                             EMERGING        GOVERNMENT         ASSET        GROWTH AND
                                              GROWTH         SECURITIES      ALLOCATION        INCOME
                                            PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO
                                           -------------   --------------   --------------   -----------
ASSETS
Investments:
   Net asset value per share               $    18.93541   $     10.23332   $     14.95112   $  20.48000
                                           =============   ==============   ==============   ===========
   Number of shares                          612,681.886      848,130.555    1,379,156.042     3,817.965
                                           =============   ==============   ==============   ===========
   Identified cost                         $   8,535,003   $    8,642,699   $   19,809,099   $    75,608
                                           =============   ==============   ==============   ===========
   Market value                            $  11,601,383   $    8,679,191   $   20,619,927   $    78,192
                                           =============   ==============   ==============   ===========
Net assets                                 $  11,601,383   $    8,679,191   $   20,619,927   $    78,192
                                           =============   ==============   ==============   ===========

Net assets attributable to:
   Contract owners                         $  10,622,134   $    6,258,799   $   18,995,116   $    78,192
   American General Annuity Insurance
      Company                                    979,249        2,420,392        1,624,811            --
                                           -------------   --------------   --------------   -----------
                                           $  11,601,383   $    8,679,191   $   20,619,927   $    78,192
                                           =============   ==============   ==============   ===========

Accumulation units of contract owners:
   Standard benefit units                    501,049.913      461,727.241    1,100,459.217     6,629.025
   Enhanced benefit units                     58,826.233       69,900.862       99,776.317       792.916
   Bonus benefit units                        12,267.803       11,095.044       23,358.578            --

Accumulation value per unit:
   Standard benefit units                  $   18.713769   $    11.564124   $    15.645505   $ 10.498635
   Enhanced benefit units                      18.623470        11.508303        15.570036     10.840562
   Bonus benefit units                         12.231475        10.354838         9.604830     10.000000



See accompanying notes.

                   American General Annuity Insurance Company
                             AGA Separate Account A

                 Statement of Assets and Liabilities (continued)


                                December 31, 1998


                                                                                     TEMPLETON
                                        OPPENHEIMER    OPPENHEIMER    OPPENHEIMER    DEVELOPING
                                           GROWTH       SMALL CAP     HIGH INCOME      MARKETS
                                         PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                       -------------  -------------  -------------  ------------
ASSETS
Investments:
   Net asset value per share           $       36.67  $        9.60  $       11.02  $       5.12
   Number of shares                          543.722      3,451.894      1,648.049            --
                                       =============  =============  =============  ============
   Identified cost                     $      19,433  $      31,629  $      18,131  $         --
                                       =============  =============  =============  ============
   Market value                        $      19,938  $      33,138  $      18,161  $         --
                                       =============  =============  =============  ============
Net assets                             $      19,938  $      33,138  $      18,161  $         --
                                       =============  =============  =============  ============

Net assets attributable to:
   Contract owners                     $      19,938  $      33,138  $      18,161  $         --
   American General Annuity Insurance
      Company                                     --             --             --            --
                                       -------------  -------------  -------------  ------------
                                       $      19,938  $      33,138  $      18,161  $         --
                                       =============  =============  =============  ============

Accumulation units of contract owners:
   Standard benefit units                  1,662.071      2,972.732      1,791.585            --
   Enhanced benefit units                         --          4.463         22.316            --
   Bonus benefit units                       218.755             --             --            --

Accumulation value per unit:
   Standard benefit units              $   10.576647  $   11.130512  $   10.012380  $  10.095498
   Enhanced benefit units                  10.000000      11.129835      10.011761     10.000000
   Bonus benefit units                     10.785446      10.000000      10.000000     10.000000



See accompanying notes.

                   American General Annuity Insurance Company
                             AGA Separate Account A

                 Statement of Assets and Liabilities (continued)


                                December 31, 1998


                                                            AIM VI          AIM VI
                                         TEMPLETON         CAPITAL       DIVERSIFIED
                                        INTERNATIONAL    APPRECIATION       INCOME
                                          PORTFOLIO        PORTFOLIO       PORTFOLIO       TOTAL
                                       ---------------  --------------  -------------   ------------
ASSETS
Investments:
   Net asset value per share           $         20.61  $        25.20  $       10.94
                                       ===============  ==============  =============
   Number of shares                            177.741       1,125.847      2,767.786
                                       ===============  ==============  =============
   Identified cost                     $         3,641  $       26,832  $      31,326   $ 80,905,870
                                       ===============  ==============  =============   ============
   Market value                        $         3,663  $       28,371  $      30,279   $ 88,576,694
                                       ===============  ==============  =============   ============
Net assets                             $         3,663  $       28,371  $      30,279   $ 88,576,694
                                       ===============  ==============  =============   ============

Net assets attributable to:
   Contract owners                     $         3,663  $       28,371  $      30,279   $ 73,517,192
   American General Annuity Insurance
      Company                                       --              --             --     15,059,502
                                       ---------------  --------------  -------------   ------------
                                       $         3,663  $       28,371  $      30,279   $ 88,576,694
                                       ===============  ==============  =============   ============

Accumulation units of contract owners:
   Standard benefit units                      359.871       2,550.092     2,249.186
   Enhanced benefit units                           --              --       546.004
   Bonus benefit units                              --              --       236.187

Accumulation value per unit:
   Standard benefit units              $     10.179276  $    11.125468  $   9.960883
   Enhanced benefit units                    10.000000       10.000000     10.098556
   Bonus benefit units                       10.000000       10.000000      9.998064



See accompanying notes.

                   American General Annuity Insurance Company
                             AGA Separate Account A

                             Statement of Operations


                          Year ended December 31, 1998


                                                           STATE STREET
                                          STATE STREET        GLOBAL        CREDIT SUISSE    CREDIT SUISSE
                                        GLOBAL ADVISORS      ADVISORS          GROWTH        INTERNATIONAL
                                          MONEY MARKET     GROWTH EQUITY     AND INCOME         EQUITY
                                           PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO
                                       -----------------  ---------------  ---------------  ---------------
Investment income (expense):
   Income:
      Dividends                           $   275,567       $    91,978      $   247,175      $    16,424
   Expenses:
      Mortality and expense risk
       and administrative fees                (75,365)          (97,828)        (114,658)         (37,287)
                                          -----------       -----------      -----------      -----------
Net investment income (expense)               200,202            (5,850)         132,517          (20,863)

Realized and unrealized gain
   (loss) on investments:
      Net realized gain (loss) on
         investments                               --           174,013          171,523          (51,421)
      Net unrealized appreciation
         (depreciation) on
         investments
                                                   --         1,582,159          721,291           (8,961)
      Capital gain distributions                   --           357,781          396,781               --
                                          -----------       -----------      -----------      -----------
Net realized and unrealized gain
   (loss) on investments                           --         2,113,953        1,289,595          (60,382)
                                          -----------       -----------      -----------      -----------
Increase (decrease) in net assets
   resulting from operations              $   200,202       $ 2,108,103      $ 1,422,112      $   (81,245)
                                          ===========       ===========      ===========      ===========


See accompanying notes.

                   American General Annuity Insurance Company
                             AGA Separate Account A

                       Statement of Operations (continued)


                          Year ended December 31, 1998


                                       VAN KAMPEN
                                        AMERICAN       SALOMON
                                        CAPITAL      BROTHERS U.S.  ELITE VALUE  OPPENHEIMER
                                        EMERGING      GOVERNMENT       ASSET     GROWTH AND
                                         GROWTH       SECURITIES    ALLOCATION     INCOME
                                       PORTFOLIO       PORTFOLIO     PORTFOLIO    PORTFOLIO
                                       ----------   --------------  -----------  -----------
Investment income (expense):
   Income:
      Dividends                        $      481   $      309,413  $   247,142  $        --
   Expenses:
      Mortality and expense risk
        and administrative fees           (96,477)         (45,013)    (183,535)         (16)
                                       ----------   --------------  -----------  -----------
Net investment income (expense)           (95,996)         264,400       63,607          (16)

Realized and unrealized gain on
  investments:
      Net realized gain on
        investments                       256,963           22,495      190,973           40
      Net unrealized appreciation
        on investments                  2,483,874           19,198      100,055        2,584
      Capital gain distributions               --           32,231      201,075           --
                                       ----------   --------------  -----------  -----------
Net realized and unrealized gain
  on investments                        2,740,837           73,924      492,103        2,624
                                       ----------   --------------  -----------  -----------
Increase in net assets resulting
  from operations                      $2,644,841   $      338,324  $   555,710  $     2,608
                                       ==========   ==============  ===========  ===========


See accompanying notes.

                   American General Annuity Insurance Company
                             AGA Separate Account A

                       Statement of Operations (continued)


                          Year ended December 31, 1998


                                                                           TEMPLETON
                                    OPPENHEIMER  OPPENHEIMER  OPPENHEIMER  DEVELOPING
                                      GROWTH      SMALL CAP   HIGH INCOME   MARKETS
                                     PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO
                                    -----------  -----------  -----------  ----------
Investment income (expense):
   Income:
      Dividends                     $        --  $        --  $        --  $       --
   Expenses:
      Mortality and expense risk
        and administrative fees              (5)          (7)          (7)         --
                                    -----------  -----------  -----------  ----------
Net investment expense                       (5)          (7)          (7)         --

Realized and unrealized gain on
  investments:
      Net realized gain on
        investments                          --           --           --          52
      Net unrealized appreciation
        on investments                      542        1,509           31          --
      Capital gain distributions             --           --           --          --
                                    -----------  -----------  -----------  ----------
Net realized and unrealized gain
  on investments                            542        1,509           31          52
                                    -----------  -----------  -----------  ----------
Increase in net assets resulting
  from operations                   $       537  $     1,502  $        24  $       52
                                    ===========  ===========  ===========  ==========



See accompanying notes.

                   American General Annuity Insurance Company
                             AGA Separate Account A

                       Statement of Operations (continued)


                          Year ended December 31, 1998


                                                        AIM VI       AIM VI
                                         TEMPLETON      CAPITAL     DIVERSIFIED
                                       INTERNATIONAL  APPRECIATION    INCOME
                                         PORTFOLIO     PORTFOLIO     PORTFOLIO       TOTAL
                                       -------------  ------------  -----------   -----------
Investment income (expense):
   Income:
      Dividends                        $          --  $         27  $       847   $ 1,189,054
   Expenses:
      Mortality and expense risk
       and administrative fees                    (1)          (11)         (14)     (650,224)
                                       -------------  ------------  -----------   -----------
Net investment income (expense)                   (1)           16          833       538,830

Realized and unrealized gain
   (loss) on investments:
      Net realized gain on
        investments                               --            --            1       764,639
      Net unrealized appreciation
         (depreciation) on
         investments                              22         1,540       (1,046)    4,902,798
      Capital gain distributions                  --           316          270       988,454
                                       -------------  ------------  -----------   -----------
Net realized and unrealized gain
   (loss) on investments                          22         1,856         (775)    6,655,891
                                       -------------  ------------  -----------   -----------
Increase in net assets resulting
   from operations                     $          21  $      1,872  $        58   $ 7,194,721
                                       =============  ============  ===========   ===========


See accompanying notes.

                   American General Annuity Insurance Company
                             AGA Separate Account A

                       Statement of Changes in Net Assets


                          Year ended December 31, 1998


                                                           STATE STREET
                                          STATE STREET        GLOBAL       CREDIT SUISSE   CREDIT SUISSE
                                         GLOBAL ADVISORS     ADVISORS         GROWTH       INTERNATIONAL
                                          MONEY MARKET     GROWTH EQUITY    AND INCOME         EQUITY
                                            PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
                                         ---------------   -------------   -------------   -------------
Increase (decrease) in net assets
  from operations:
      Net investment income
         (expense)                       $       200,202   $      (5,850)  $     132,517   $     (20,863)
      Net realized gain (loss) on
         investments                                  --         174,013         171,523         (51,421)
      Net unrealized appreciation
         (depreciation) on
         investments                                  --       1,582,159         721,291          (8,961)
      Capital gain distributions                      --         357,781         396,781              --
                                         ---------------   -------------   -------------   -------------
Increase (decrease) in net assets
  from operations                                200,202       2,108,103       1,422,112         (81,245)

Increase (decrease) in net assets
  from variable annuity contract
  transactions:
      Contract purchase payments              25,687,634       1,375,575       1,751,605         453,737
      Death benefit payments                      (9,530)        (40,042)        (64,603)         (2,388)
      Surrenders and withdrawals                (661,458)       (375,639)       (415,923)        (88,339)
      Transfers from general
        account                                1,643,371       1,040,521       1,381,487         240,397
      Interportfolio transfers               (22,706,797)      4,066,151       5,250,448       1,163,472
                                         ---------------   -------------   -------------   -------------
Increase in net assets from
  variable annuity contract
  transactions                                 3,953,220       6,066,566       7,903,014       1,766,879
                                         ---------------   -------------   -------------   -------------

Total increase in net assets                   4,153,422       8,174,669       9,325,126       1,685,634
Net assets at beginning of year                5,100,264       7,327,014       7,387,997       4,310,325
                                         ---------------   -------------   -------------   -------------
Net assets at end of year                $     9,253,686   $  15,501,683   $  16,713,123   $   5,995,959
                                         ===============   =============   =============   =============


See accompanying notes.

                   American General Annuity Insurance Company
                             AGA Separate Account A

                 Statement of Changes in Net Assets (continued)


                          Year ended December 31, 1998


                                         VAN KAMPEN
                                          AMERICAN        SALOMON
                                           CAPITAL     BROTHERS U.S.   ELITE VALUE   OPPENHEIMER
                                          EMERGING      GOVERNMENT        ASSET       GROWTH AND
                                           GROWTH       SECURITIES     ALLOCATION       INCOME
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                         -----------   -------------   -----------   -----------
Increase (decrease) in net assets
  from operations:
      Net investment income
        (expense)                        $   (95,996)  $     264,400   $    63,607   $       (16)
      Net realized gain on
       investments                           256,963          22,495       190,973            40
      Net unrealized appreciation
        on investments                     2,483,874          19,198       100,055         2,584
      Capital gain distributions                  --          32,231       201,075            --
                                         -----------   -------------   -----------   -----------
Increase in net assets from
  operations                               2,644,841         338,324       555,710         2,608

Increase (decrease) in net assets
  from variable annuity contract
  transactions:
      Contract purchase payments             929,992       1,379,453     2,065,606         6,577
      Death benefit payments                (199,282)             --      (214,985)           --
      Surrenders and withdrawals            (329,791)       (135,502)     (756,313)           --
      Transfers from general
        account                              595,708       1,136,001     1,813,521         8,191
      Interportfolio transfers             2,461,318       1,975,016     7,685,769        60,816
                                         -----------   -------------   -----------   -----------
Increase in net assets from
  variable annuity contract
  transactions                             3,457,945       4,354,968    10,593,598        75,584
                                         -----------   -------------   -----------   -----------

Total increase in net assets               6,102,786       4,693,292    11,149,308        78,192
Net assets at beginning of year            5,498,597       3,985,899     9,470,619            --
                                         -----------   -------------   -----------   -----------
Net assets at end of year                $11,601,383   $   8,679,191   $20,619,927   $    78,192
                                         ===========   =============   ===========   ===========


See accompanying notes.

                   American General Annuity Insurance Company
                             AGA Separate Account A

                 Statement of Changes in Net Assets (continued)


                          Year ended December 31, 1998


                                                                                   TEMPLETON
                                         OPPENHEIMER   OPPENHEIMER   OPPENHEIMER   DEVELOPING
                                           GROWTH       SMALL CAP    HIGH INCOME    MARKETS
                                          PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO
                                         -----------   -----------   -----------   ----------
Increase (decrease) in net assets
  from operations:
      Net investment expense             $        (5)  $        (7)  $        (7)  $       --
      Net realized gain on investments            --            --            --           52
      Net unrealized appreciation on
         investments                             542         1,509            31           --
      Capital gain distributions                  --            --            --           --
                                         -----------   -----------   -----------   ----------
Increase in net assets from
  operations                                     537         1,502            24           52

Increase (decrease) in net assets
   from variable annuity contract
   transactions:
      Contract purchase payments               4,809        11,377        11,269           --
      Death benefit payments                      --            --            --           --
      Surrenders and withdrawals                  --          (250)         (250)          --
      Transfers (to) from general
        account                                5,940         2,532         2,501          (52)
      Interportfolio transfers                 8,652        17,977         4,617           --
                                         -----------   -----------   -----------   ----------
Increase (decrease) in net assets
  from variable annuity contract
  transactions                                19,401        31,636        18,137          (52)
                                         -----------   -----------   -----------   ----------

Total increase in net assets                  19,938        33,138        18,161           --
Net assets at beginning of year                   --            --            --           --
                                         -----------   -----------   -----------   ----------
Net assets at end of year                $    19,938   $    33,138   $    18,161   $       --
                                         ===========   ===========   ===========   ==========



See accompanying notes.

                   American General Annuity Insurance Company
                             AGA Separate Account A

                 Statement of Changes in Net Assets (continued)


                          Year ended December 31, 1998


                                                           AIM VI         AIM VI
                                           TEMPLETON       CAPITAL      DIVERSIFIED
                                         INTERNATIONAL   APPRECIATION      INCOME
                                           PORTFOLIO       PORTFOLIO      PORTFOLIO        TOTAL
                                         -------------   ------------   ------------    ------------
Increase (decrease) in net assets
  from operations:
      Net investment income
        (expense)                        $          (1)  $         16   $        833    $    538,830
      Net realized gain on
        investments                                 --             --              1         764,639
      Net unrealized
        appreciation
        (depreciation) on
        investments                                 22          1,540         (1,046)      4,902,798
      Capital gain distributions                    --            316            270         988,454
                                         -------------   ------------   ------------    ------------
Increase in net assets from
  operations                                        21          1,872             58       7,194,721

Increase (decrease) in net assets
  from variable annuity
  contract transactions:
      Contract purchase payments                    --         11,353         18,558      33,707,545
      Death benefit payments                        --             --             --        (530,830)
      Surrenders and withdrawals                    --           (250)          (250)     (2,763,965)
      Transfers from general
        account                                  3,642         12,974          1,774       7,888,508
      Interportfolio transfers                      --          2,422         10,139              --
                                         -------------   ------------   ------------    ------------
Increase in net assets
  from variable annuity
  contract transactions                          3,642         26,499         30,221      38,301,258
                                         -------------   ------------   ------------    ------------

Total increase in net assets                     3,663         28,371         30,279      45,495,979
Net assets at beginning of year                     --             --             --      43,080,715
                                         -------------   ------------   ------------    ------------
Net assets at end of year                $       3,663   $     28,371   $     30,279    $ 88,576,694
                                         =============   ============   ============    ============



See accompanying notes.

                   American General Annuity Insurance Company
                             AGA Separate Account A

                 Statement of Changes in Net Assets (continued)


                          Year ended December 31, 1997


                                                          STATE STREET
                                         STATE STREET        GLOBAL        CREDIT SUISSE    CREDIT SUISSE
                                       GLOBAL ADVISORS      ADVISORS          GROWTH        INTERNATIONAL
                                         MONEY MARKET     GROWTH EQUITY     AND INCOME         EQUITY
                                          PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO
                                       ---------------    -------------    -------------    -------------
Increase in assets from
  operations:
      Net investment income            $       119,221    $      37,441    $     107,086    $     111,322
      Net realized gain on
         investments                                --          130,354          100,916           13,670
      Net unrealized
         appreciation
         (depreciation) on
         investments                                --          531,795          480,921         (288,014)
      Capital gain distributions                    --          636,692          237,747          174,638
                                       ---------------    -------------    -------------    -------------
Increase in net assets from
  operations                                   119,221        1,336,282          926,670           11,616

Increase in net assets from
  variable annuity contract
  transactions:
      Contract purchase
        payments                            21,397,097          542,144          862,564          357,394
      Surrenders and
        withdrawals                           (777,511)         (76,995)         (81,416)         (67,495)
      Death benefit payments                        --          (18,871)              --               --
      Transfers (to) from general
         account                            (2,621,752)           2,689          (10,270)           2,524
      Interportfolio transfers             (14,307,815)       2,121,299        2,545,350        1,279,304
                                       ---------------    -------------    -------------    -------------
Increase in net assets from
  variable annuity contract
  transactions                               3,690,019        2,570,266        3,316,228        1,571,727
                                       ---------------    -------------    -------------    -------------

Total increase in net assets                 3,809,240        3,906,548        4,242,898        1,583,343
Net assets at beginning of year              1,291,024        3,420,466        3,145,099        2,726,982
                                       ---------------    -------------    -------------    -------------
Net assets at end of year              $     5,100,264    $   7,327,014    $   7,387,997    $   4,310,325
                                       ===============    =============    =============    =============



See accompanying notes.

                   American General Annuity Insurance Company
                             AGA Separate Account A

                 Statement of Changes in Net Assets (continued)


                          Year ended December 31, 1997


                                       VAN KAMPEN
                                        AMERICAN                       SALOMON
                                        CAPITAL                      BROTHERS U.S.    ELITE VALUE
                                        EMERGING      BLACKROCK       GOVERNMENT         ASSET
                                         GROWTH        MANAGED        SECURITIES      ALLOCATION
                                       PORTFOLIO    BOND PORTFOLIO    PORTFOLIO       PORTFOLIO
                                       ----------   --------------   -------------    -----------
Increase in net assets from
  operations:
      Net investment income
         (expense)                     $  (33,852)  $      191,902   $     153,971    $    28,057
      Net realized gain on
         investments                       20,833           49,882           3,525        205,487
      Net unrealized
         appreciation on
         investments                      581,783           62,853          58,319        403,870
      Capital gain distributions               --           28,519              --        213,790
                                       ----------   --------------   -------------    -----------
Increase in net assets from
  operations                              568,764          333,156         215,815        851,204

Increase (decrease) in net assets
  from variable annuity
  contract transactions:
      Contract purchase
        payments                          867,637          250,628          92,161      1,260,185
      Surrenders and withdrawals          (60,234)         (38,350)        (40,812)      (171,166)
      Death benefit payments              (16,672)              --              --             --
      Transfers to general account        (21,657)              --              --         (8,947)
      Interportfolio transfers          2,278,922         (521,383)      1,372,018      5,232,305
                                       ----------   --------------   -------------    -----------
Increase (decrease) in net assets
   from variable annuity
   contract transactions                3,047,996         (309,105)      1,423,367      6,312,377

Capital distribution to
   American
   General Annuity Insurance
   Company                                     --       (3,400,169)             --             --
                                       ----------   --------------   -------------    -----------
Total increase (decrease) in net
   assets                               3,616,760       (3,376,118)      1,639,182      7,163,581
Net assets at beginning of year         1,881,837        3,376,118       2,346,717      2,307,038
                                       ----------   --------------   -------------    -----------
Net assets at end of year              $5,498,597   $           --   $   3,985,899    $ 9,470,619
                                       ==========   ==============   =============    ===========

See accompanying notes.

                   American General Annuity Insurance Company
                             AGA Separate Account A

                          Notes to Financial Statements


                                December 31, 1998


1. ORGANIZATION

AGA Separate Account A (the "Separate Account") was established by American General Annuity Insurance Company (the "Company") to fund variable annuity insurance contracts issued by the Company. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

On February 25, 1998, the Company's parent, Western National Corporation, was acquired by American General Corporation.

The Separate Account is divided into fifteen sub-accounts. Nine of the sub-accounts invest in one portfolio of AGA Series Trust (the "Trust"). The Trust is managed by AGA Investment Advisory Services, Inc. (the "Advisor"), an affiliate of the Company. The remaining sub-accounts are managed by third-party portfolio managers. As of December 31, 1998, the Trust portfolios available to contract holders through the various sub-accounts ("Portfolios") are as follows:

    AGA SERIES TRUST:
       State Street Global Advisors Money Market Portfolio (formerly Global
             Advisors Money Market Portfolio)
       State Street Global Advisors Growth Equity Portfolio (formerly Global
             Advisors Growth Equity Portfolio)
       Credit Suisse Growth and Income Portfolio (formerly BEA Growth and Income
             Portfolio)
       Credit Suisse International Equity Portfolio
       Van Kampen American Capital Emerging Growth Portfolio (formerly American
             Capital Emerging Growth Portfolio)
       Salomon Brothers U.S. Government Securities Portfolio
       Elite Value Asset Allocation Portfolio (formerly Quest for Value Asset
             Allocation Portfolio)
       AIM VI Capital Appreciation Portfolio
       AIM VI Diversified Income Portfolio

                   American General Annuity Insurance Company
                             AGA Separate Account A

                    Notes to Financial Statements (continued)


1. ORGANIZATION (CONTINUED)

         OPPENHEIMER FUND:
            Oppenheimer Growth and Income Portfolio
            Oppenheimer Growth Portfolio
            Oppenheimer Small Cap Growth Portfolio
            Oppenheimer High Income Portfolio

         FRANKLIN TEMPLETON INVESTOR SERVICES:
            Templeton Developing Markets Portfolio
            Templeton International Portfolio

In addition to the fifteen sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of the Company's general account. Contract owners should refer to the ElitePlus Bonus Variable Annuity Prospectus for a complete description of the Trust portfolios.

Net premiums from the contracts are allocated to the sub-accounts and invested in the Portfolios in accordance with contract owner instructions and are recorded as variable annuity contract transactions in the statement of changes in net assets. There is no assurance that the investment objectives of any of the Portfolios will be met. Contract owners bear the complete investment risk for purchase payments allocated to a sub-account.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Separate Account have been prepared on the basis of generally accepted accounting principles. The accounting principles followed by the Separate Account and the methods of applying those principles are presented below or in the footnotes which follow.

INVESTMENT VALUATION

The investment shares of the Portfolios are valued at the closing net asset value (market) per share as determined by the fund on the day of measurement. Changes in the economic environment have a direct impact on the net asset value per share of a Portfolio. It is

                   American General Annuity Insurance Company
                             AGA Separate Account A

                    Notes to Financial Statements (continued)


2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

reasonably possible that changes in the economic environment will occur in the near term and that such changes will have a material effect on the net asset value per share of the Portfolios included in the Separate Account.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME

Investment transactions are accounted for on the date the order to buy or sell is executed (trade date). Dividend income and distributions of capital gains are recorded on the ex-dividend date. Realized gains and losses from investment transactions are reported on the basis of first-in, first-out for financial reporting and federal income tax purposes.

ANNUITY RESERVES

At December 31, 1998, the Separate Account did not have contracts in the annuity pay-out phase; therefore, no future policy benefit reserve was required.

FEDERAL INCOME TAXES

The Company is taxed as a life insurance company and includes the operations of the Separate Account in its federal income tax return. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing laws, taxes are not currently payable on the investment income on the realized gains of the Separate Account. The Company reserves the right to allocate to the Separate Account any federal, state, or other tax liability that may result in the future from maintenance of the Separate Account.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

                   American General Annuity Insurance Company
                             AGA Separate Account A

                    Notes to Financial Statements (continued)


3. CONTRACT CHARGES

Deductions for the administrative expenses and mortality and expense risks assumed by the Company are calculated daily, at an annual rate, on the average daily net asset value of the Portfolios attributable to the contract owners and are paid to the Company. The annual rate for administrative expenses is .15% and the annual rate for the mortality and expense risks is 1.25%. The annual rate for Enhanced Death Benefit Option Charge is .05% and the Annual Step-Up Death Benefit Charge is .10%. For the year ended December 31, 1998, deductions for administrative expenses and mortality and expense risk charges were $6,950 and $643,274, respectively.

An annual maintenance charge of $30 per contract is assessed on the contract anniversary during the accumulation period for the maintenance of the contract. The maintenance charge is not an expense of the Separate Account but rather is paid by a redemption of units outstanding and is not assessed if the contract value on the contract anniversary equals or exceeds $40,000. Maintenance charges totaled $20,791 for the year ended December 31, 1998.

A contingent deferred sales charge is applicable to certain contract withdrawals pursuant to the contract and is payable to the Company. For the year ended December 31, 1998, deferred sales charges totaled $89,874 and are included as a component of surrenders and withdrawals on the statement of changes in net assets.

4. PURCHASE AND SALE OF INVESTMENTS

Portfolio shares are purchased at net asset value with net contract payments (contract purchase payments less surrenders) and with reinvestment of dividend and capital distributions made by the Portfolios. The aggregate cost of purchases and proceeds from sales of investment in the shares of the Portfolios for the year ended December 31, 1998 was $65,545,271 and $25,716,689, respectively, and $40,050,074 and $19,281,037, respectively, for the year ended December 31, 1997. The cost of total investments in Trust shares owned at December 31, 1998 was the same for financial reporting and federal income tax purposes. At December 31, 1998, gross unrealized appreciation and depreciation on the shares of the Portfolios was $7,853,545 and $182,720, respectively.

                   American General Annuity Insurance Company
                             AGA Separate Account A

                    Notes to Financial Statements (continued)


5. NET INCREASE (DECREASE) IN ACCUMULATION UNITS

The Company offers owners standard and enhanced death benefit contracts, which differ in the calculation of death benefits and related charges (see Note 3).

The increase (decrease) in accumulation units for the year ended December 31, 1998 are as follows:

                                                            STATE STREET
                                           STATE STREET        GLOBAL       CREDIT SUISSE   CREDIT SUISSE
                                          GLOBAL ADVISORS     ADVISORS         GROWTH       INTERNATIONAL
                                           MONEY MARKET     GROWTH EQUITY    AND INCOME        EQUITY
                                             PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
                                          ---------------   -------------   -------------   -------------
Standard benefit units:
   Outstanding at beginning of year           444,953.990     231,208.014     262,116.126     126,400.020
   Increase for payments received           2,252,345.340      78,411.963     113,762.998      35,652.617
   Decrease for surrendered contracts        (156,518.345)    (32,945.428)    (41,064.404)    (13,586.483)
   Decrease for death claims                     (860.510)     (2,264.258)     (4,130.140)       (213.439)
   Change for net interportfolio
      exchanges                            (1,870,743.280     267,871.959     381,777.876     114,601.597
                                          ---------------   -------------   -------------   -------------
   Outstanding at end of period               669,177.195     542,282.250     712,462.456     262,854.312
                                          ===============   =============   =============   =============

Enhanced benefit units:
   Outstanding at beginning of year            13,476.498      19,281.533      44,598.001      19,510.384
   Increase for payments received             191,874.421       4,319.872       7,845.879       2,063.685
   Decrease for surrendered contracts          (1,738.911)     (2,391.319)     (2,221.417)     (1,708.901)
   Decrease for death claims                           --              --              --              --
   Change for net interportfolio
      exchanges                              (132,223.081)     23,989.870      44,140.453       7,366.675
                                          ---------------   -------------   -------------   -------------
   Outstanding at end of period                71,388.927      45,199.956      94,362.916      27,231.843
                                          ===============   =============   =============   =============

Bonus benefit units:
   Outstanding at beginning of year                    --              --              --              --
   Increase for payments received              78,978.595       1,462.659       4,290.371         517.696
   Decrease for surrendered contracts            (222.020)             --              --              --
   Decrease for death claims                           --              --              --              --
   Change for net interportfolio
      exchanges                                (2,414.791)     15,546.267      21,353.821       1,953.991
                                          ---------------   -------------   -------------   -------------
   Outstanding at end of period                76,341.784      17,008.926      25,644.192       2,471.687
                                          ===============   =============   =============   =============

                   American General Annuity Insurance Company
                             AGA Separate Account A

                    Notes to Financial Statements (continued)


5. NET INCREASE (DECREASE) IN ACCUMULATION UNITS (CONTINUED)

                                                 VAN KAMPEN
                                                  AMERICAN        SALOMON
                                                   CAPITAL      BROTHERS U.S.    ELITE VALUE       OPPENHEIMER
                                                  EMERGING       GOVERNMENT        ASSET           GROWTH AND
                                                   GROWTH        SECURITIES      ALLOCATION          INCOME
                                                  PORTFOLIO       PORTFOLIO       PORTFOLIO         PORTFOLIO
                                                ------------   --------------   --------------    -------------
Standard benefit units:
   Outstanding at beginning of year              303,011.188      126,832.523      461,930.074               --
   Increase for payments received                 58,893.240      110,585.955      130,099.937          631.898
   Decrease for surrendered contracts            (30,780.520)     (10,034.216)     (58,416.660)              --
   Decrease for death claims                      (9,182.789)              --      (13,264.174)              --
   Change for net interportfolio
      exchanges                                  179,108.794      234,342.979      580,110.040        5,997.127
                                                ------------    -------------   --------------    -------------
   Outstanding at end of period                  501,049.913      461,727.241    1,100,459.217        6,629.025
                                                ============    =============   ==============    =============

Enhanced benefit units:
   Outstanding at beginning of year               41,160.908       32,205.189       72,104.785               --
   Increase for payments received                  2,808.991       13,566.210        4,187.580               --
   Decrease for surrendered contracts             (2,435.428)      (4,630.409)     (13,700.765)              --
   Decrease for death claims                      (3,536.249)              --               --               --
   Change for net interportfolio                  20,828.011       28,759.872       37,184.717          792.916
      exchanges                                 ------------    -------------   --------------    -------------
   Outstanding at end of period                   58,826.233       69,900.862       99,776.317          792.916
                                                ============    =============   ==============    =============

Bonus benefit units:
   Outstanding at beginning of year                       --               --               --               --
   Increase for payments received                  4,465.594         (417.904)       5,762.382               --
   Decrease for surrendered contracts                     --          (49.322)              --               --
   Decrease for death claims                              --               --               --               --
   Change for net interportfolio
      exchanges                                    7,802.209       11,562.270       17,596.196               --
                                                ------------    -------------   --------------    -------------
   Outstanding at end of period                   12,267.803       11,095.044       23,358.578               --
                                                ============    =============   ==============    =============

                   American General Annuity Insurance Company
                             AGA Separate Account A

                    Notes to Financial Statements (continued)


5. NET INCREASE (DECREASE) IN ACCUMULATION UNITS (CONTINUED)

                                                            OPPENHEIMER                  TEMPLETON
                                              OPPENHEIMER    SMALL CAP    OPPENHEIMER   DEVELOPING
                                                GROWTH        GROWTH      HIGH INCOME     MARKETS
                                               PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                              -----------   -----------   -----------   ----------
Standard benefit units:
   Outstanding at beginning of year                    --            --            --           --
   Increase for payments received                 252.790     1,124.352     1,124.352           --
   Decrease for surrendered contracts                  --       (24.086)      (25.030)          --
   Decrease for death claims                           --            --            --           --
   Change for net interportfolio exchanges
                                                1,409.281     1,872.466       692.263           --
                                              -----------   -----------   -----------   ----------
   Outstanding at end of period                 1,662.071     2,972.732     1,791.585           --
                                              ===========   ===========   ===========   ==========

Enhanced benefit units:
   Outstanding at beginning of year                    --            --            --           --
   Increase for payments received                      --            --            --           --
   Decrease for surrendered contracts                  --            --            --           --
   Decrease for death claims                           --            --            --           --
   Change for net interportfolio exchanges
                                                       --         4.463        22.316           --
                                              -----------   -----------   -----------   ----------
   Outstanding at end of period                        --         4.463        22.316           --
                                              ===========   ===========   ===========   ==========

Bonus benefit units:
   Outstanding at beginning of year                    --            --            --           --
   Increase for payments received                 218.755            --            --           --
   Decrease for surrendered contracts                  --            --            --           --
   Decrease for death claims                           --            --            --           --
   Change for net interportfolio
     exchanges                                         --            --            --           --
                                             ------------   -----------   -----------   ----------
   Outstanding at end of period                   218.755            --            --           --
                                              ===========   ===========   ===========   ==========

                   American General Annuity Insurance Company
                             AGA Separate Account A

                    Notes to Financial Statements (continued)


5. NET INCREASE (DECREASE) IN ACCUMULATION UNITS (CONTINUED)

                                                                AIM VI         AIM VI
                                               TEMPLETON        CAPITAL      DIVERSIFIED
                                             INTERNATIONAL   APPRECIATION      INCOME
                                               PORTFOLIO       PORTFOLIO      PORTFOLIO        TOTAL
                                             -------------   ------------    -----------   --------------
Standard benefit units:
   Outstanding at beginning of year                     --             --             --    1,956,451.935
   Increase for payments received                       --      1,124.352      1,628.046    2,785,637.840
   Decrease for surrendered contracts                   --        (23.393)       (25.346)    (343,443.911)
   Decrease for death claims                            --             --             --      (29,915.310)
   Change for net interportfolio
     exchanges                                     359.871      1,449.133        646.486     (100,503.408)
                                             -------------   ------------    -----------   --------------
   Outstanding at end of period                    359.871      2,550.092      2,249.186    4,268,227.146
                                             =============   ============    ===========   ==============

Enhanced benefit units:
   Outstanding at beginning of year                     --             --             --      242,337.298
   Increase for payments received                       --             --             --      226,666.638
   Decrease for surrendered contracts                   --             --             --      (28,827.150)
   Decrease for death claims                            --             --             --       (3,536.249)
   Change for net interportfolio exchanges
                                                        --             --        546.004       31,412.216
                                             -------------   ------------    -----------   --------------
   Outstanding at end of period                         --             --        546.004      468,052.753
                                             =============   ============    ===========   ==============
Bonus benefit units:
   Outstanding at beginning of year                     --             --             --               --
   Increase for payments received                       --             --        236.187       95,514.335
   Decrease for surrendered contracts                   --             --             --         (271.342)
   Decrease for death claims                            --             --             --               --
   Change for net interportfolio exchanges
                                                        --             --             --       73,399.963
                                             -------------  -------------    -----------   --------------
   Outstanding at end of period                         --             --        236.187      168,642.956
                                             =============   ============    ===========   ==============

                   American General Annuity Insurance Company
                             AGA Separate Account A

                    Notes to Financial Statements (continued)


5. NET INCREASE (DECREASE) IN ACCUMULATION UNITS (CONTINUED)

For the year ended December 31, 1997:

                                                                  STATE STREET
                                               STATE STREET          GLOBAL        CREDIT SUISSE       CREDIT SUISSE
                                              GLOBAL ADVISORS       ADVISORS         GROWTH           INTERNATIONAL
                                               MONEY MARKET       GROWTH EQUITY     AND INCOME            EQUITY
                                                 PORTFOLIO          PORTFOLIO        PORTFOLIO           PORTFOLIO
                                              ---------------     -------------   --------------     ----------------
Standard benefit units:
   Outstanding at beginning of year                 109,837.9          68,154.9         48,634.3             17,186.2
   Increase for payments received                 1,748,815.9          35,404.8         60,968.9             26,594.6
   Decrease for surrendered contracts               (62,967.4)         (4,923.2)        (5,242.9)            (2,943.8)
   Decrease for death claims                               --          (1,202.5)              --                   --
   Change for net interportfolio
     exchanges                                   (1,350,732.4)        133,774.0        157,755.8             85,563.0
                                              ---------------     -------------   --------------     ----------------
   Outstanding at end of period                     444,954.0         231,208.0        262,116.1            126,400.0
                                              ===============     =============   ==============     ================

Enhanced benefit units:
   Outstanding at beginning of year                   3,403.7           5,232.7         11,709.8              8,510.2
   Increase for payments received                   254,399.5             225.9            658.6                 88.1
   Decrease for surrendered contracts               (10,056.9)           (312.5)          (845.4)            (2,159.1)
   Decrease for death claims                               --                --               --                   --
   Change for net interportfolio exchanges
                                                   (234,269.8)         14,135.4         33,075.0             13,071.2
                                              ---------------     -------------   --------------     ----------------
   Outstanding at end of period                      13,476.5          19,281.5         44,598.0             19,510.4
                                              ===============     =============   ==============     ================

                   American General Annuity Insurance Company
                             AGA Separate Account A

                    Notes to Financial Statements (continued)


5. NET INCREASE (DECREASE) IN ACCUMULATION UNITS (CONTINUED)

                                       VAN KAMPEN
                                        AMERICAN                       SALOMON
                                        CAPITAL                      BROTHERS U.S.    ELITE VALUE
                                        EMERGING      BLACKROCK       GOVERNMENT         ASSET
                                         GROWTH        MANAGED        SECURITIES      ALLOCATION
                                       PORTFOLIO    BOND PORTFOLIO    PORTFOLIO       PORTFOLIO
                                       ----------   --------------   -------------    -----------
Standard benefit units:
   Outstanding at beginning of year     107,870.9         14,436.2        15,638.1       69,575.7
   Increase for payments received        61,310.8         23,328.7         8,598.5       84,615.1
   Decrease for surrendered contracts    (4,703.4)        (2,641.1)         (674.1)      (8,707.2)
   Decrease for death claims             (1,147.7)              --              --             --
   Change for net interportfolio
     exchanges                          139,680.6        (35,123.8)      103,270.0      316,446.5
                                       ----------   --------------   -------------    -----------
   Outstanding at end of period         303,011.2               --       126,832.5      461,930.1
                                       ==========   ==============   =============    ===========

Enhanced benefit units:
   Outstanding at beginning of year       2,072.6         11,399.4        11,806.1       13,965.2
   Increase for payments received         2,711.6               --              --          272.4
   Decrease for surrendered contracts        (5.8)          (933.2)       (3,245.5)      (3,424.9)
   Decrease for death claims                   --               --              --             --
   Change for net interportfolio
     exchanges                           36,382.5        (10,466.2)       23,644.6       61,292.1
                                       ----------   --------------   -------------    -----------
   Outstanding at end of period          41,160.9               --        32,205.2       72,104.8
                                       ==========   ==============   =============    ===========

6. DISTRIBUTION AGREEMENT

AGA Brokerage Services, Inc. ("AGA Brokerage") acts as the principal underwriter of the contracts funded by the Separate Account. AGA Brokerage is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The contracts are sold by registered representatives of the Company, who are also insurance agents under state law.

                   American General Annuity Insurance Company
                             AGA Separate Account A

                    Notes to Financial Statements (continued)


7. RELATED PARTIES

Total capital ("seed money") contributed by the Company to the Separate Account was $9,600,000, which had a fair value of $15,059,502, as of December 31, 1998. The seed money was contributed to provide diversification and to enhance investment performance. The seed money will be removed as the funds grow large enough to meet the diversification requirements without the additional seed money. Dividends, realized gain distributions, and the change in unrealized gains related to the seed money, as of and for the year ended December 31, 1998 were $268,258, $-0-, and $1,628,706, respectively.

8. YEAR 2000 (UNAUDITED)

The Company is in the process of modifying its systems to achieve Year 2000 readiness. This endeavor is directed and managed by the Company and monitored by the parent company, American General Corporation. The Company has developed clearly defined and documented plans that have been implemented to minimize the risk of significant negative impact on its operations.

These plans include the following activities: (1) perform an inventory of the Company's information technology and non-information technology systems; (2) assess which items in the inventory may expose the Company to business interruptions due to Year 2000 issues; (3) test systems for Year 2000 readiness;
(4) reprogram or replace systems that are not Year 2000 ready; and (5) return the systems to operation.

In addition, the Separate Account and the Company have business relationships with various third parties, each of which must also be Year 2000 ready. Therefore, the Company's plans also include assessing and attempting to mitigate the risks associated with the potential failure of third parties, as well as contingency plans for any identified risks or shortcomings, to achieve Year 2000 readiness. Due to the various stages of the third parties' Year 2000 readiness, the Company's efforts in this regard will extend through 1999.

Through December 31, 1998, the Company has incurred and expensed $1,041,400 (pretax) related to Year 2000 readiness, including $1,000,000 incurred in 1998.

                   American General Annuity Insurance Company
                             AGA Separate Account A

                    Notes to Financial Statements (continued)


8. YEAR 2000 (UNAUDITED) (CONTINUED)

As of December 31, 1998, the Company has completed the inventory, assessment, testing, reprogramming, and implementation phases of the plan with respect to its critical systems. The Company believes its comprehensive plan and resource commitment will allow it to meet its Year 2000 objectives. However, the Year 2000 issue remains complex and the risks, uncertainties, and unforeseen circumstances associated with the Year 2000 issue could have a material adverse impact on the Company and the Separate Account.

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                                                 INSURANCE COMPANY

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